UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2010

Structured Domestic Equity Funds
Balanced
Structured Large Cap Growth
Structured Large Cap Value
Structured Small Cap Equity
Structured Small Cap Growth
Structured Small Cap Value
Structured U.S. Equity

Goldman Sachs Structured Domestic Equity Funds

■	BALANCED

■	STRUCTURED LARGE CAP GROWTH

■	STRUCTURED LARGE CAP VALUE

■	STRUCTURED SMALL CAP EQUITY

■	STRUCTURED SMALL CAP GROWTH

■	STRUCTURED SMALL CAP VALUE

■	STRUCTURED U.S. EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Market Review	3
Investment Process — Balanced Fund	5
Portfolio Management Discussion and Performance Summaries — Balanced Fund	6
Investment Process — Structured Domestic Equity Funds	14
Portfolio Management Discussion and Performance Summaries — Structured Domestic Equity Funds	17
Schedules of Investments	53
Financial Statements	92
Notes to Financial Statements	100
Financial Highlights	126
Report of Independent Registered Public Accounting Firm	140
Other Information	141

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Balanced Fund invests in equity investments considered to have capital appreciation and/or dividend-paying ability and invests in fixed income securities. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign securities may be more volatile than investments in U.S. securities and will be subject to fluctuation and sudden economic and political developments. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The Goldman Sachs Structured Large Cap Growth Fund invests primarily in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Structured Large Cap Value Fund invests primarily in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Structured Small Cap Equity Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

The Goldman Sachs Structured Small Cap Growth Fund invests primarily in a broadly diversified portfolio of small-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs Structured Small Cap Value Fund invests primarily in a broadly diversified portfolio of small-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs Structured U.S. Equity Fund invests primarily in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/ or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

MARKET REVIEW

Goldman Sachs Structured Domestic Equity Funds

Market Review

Overall, the U.S. stock and bond markets rose during the 12 months ended October 31, 2010 (the “Reporting Period”). For much of the Reporting Period, economic data was mixed. During the fourth calendar quarter of 2009, U.S. industrial production was weak, suggesting that the economy was experiencing a rather tepid recovery. The manufacturing index of the Federal Reserve Bank of Philadelphia, however, beat consensus estimates. Inventories drove much of the growth during the fourth calendar quarter, followed by net exports and consumer spending. Although existing home sales were higher than expected, some observers seemed to believe the increase was a rush to buy before the housing tax credit expired. (The housing tax credit was subsequently expanded and extended until the end of April 2010.)

The U.S. labor market remained weak. At year end 2009, U.S. non-farm payrolls came in higher than expected, and the unemployment rate fell from 10.2% to 10%. However, initial jobless claims saw an unexpected increase, rising by 7,000 to 480,000. The U.S. trade deficit narrowed more than anticipated. Meanwhile, the Federal Reserve (the “Fed”) pledged to keep interest rates exceptionally low for an extended period.

In early 2010, market sentiment was generally negative as investors questioned the robustness of the economic recovery. There was also concern about the withdrawal of government support and the eventual tightening of monetary policy. The labor market remained soft amid signs that earlier improvements were the result of fewer layoffs, not increased hiring. President Obama’s proposal of the Financial Crisis Responsibility Fee, as well as other initiatives designed to limit the size and trading activities of financial institutions, sparked a widespread sell-off during the first calendar quarter of 2010.

Still, U.S. economic data was encouraging. Orders for durable goods increased, pointing to a healthy recovery in the manufacturing sector and in world trade. Retail sales, as well as income and spending figures, also seemed to suggest that households were playing a larger part in the economy’s recovery than previously believed. The labor market remained weak, but job losses seemed to be stabilizing.

Although the economic recovery continued through the end of the Reporting Period, economic data continued to point to slowing momentum. The Fed refocused its attention on options for further economic stimulus, clearing the way for the resumption of quantitative easing.

Equity Markets

The stock market rose during the Reporting Period. Small-cap stocks outperformed large-cap stocks, primarily in the information technology sector. The Russell 2000® Index, which measures the small-cap universe, gained 26.58%, while the S&P® 500 Index, a measure of large-cap stocks, returned 16.52%. Across the capitalization spectrum, growth-oriented stocks outperformed value-oriented stocks, largely on the strength of the financials sector. The Russell 1000® Growth Index, representing large-cap growth stocks, rose 19.65% for the Reporting Period, outperforming the Russell 1000® Value Index, representing large-cap value stocks, which rose 15.71%.

MARKET REVIEW

Fixed Income Markets

Fixed income investors generally reached for yield during the Reporting Period. The Fed’s commitment to an extended period of low interest rates put downward pressure on short-term Treasury yields, and the yield on the two-year Treasury note fell to a historic low of 0.5%. Long-term Treasury yields also decreased — the yield on the 10-year Treasury note dropped from 3.41% to 2.60% — as demand increased for the higher yields offered by longer-dated maturities. The spread, or difference in yields, between two- and 10-year Treasury notes narrowed, ending the Reporting Period at 0.24%.

Looking Ahead

Equity Markets

In the coming months, we believe cheaper stocks should outpace more expensive ones. Stocks with good momentum are likely, in our opinion, to outperform those with poor momentum. We plan to focus on seeking profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

Fixed Income Markets

Although economic growth weakened over the course of the Reporting Period, we believe the recovery has followed a historic pattern wherein economic activity increases rapidly following the end of a recession and then experiences a mid-cycle pause before settling into a more sustainable growth rate. By the end of the Reporting Period, gains in U.S. industrial production and business investment had leveled out, and activity across the manufacturing and services sectors continued to expand, albeit at a slower pace. The one exception to the historic pattern has been the level of consumer demand, which remained constrained by continued job losses and persistently weak housing markets.

In our opinion, the U.S. economy will likely grow at a slow but steady rate of about 2.4% in 2010, driven by continued modest gains in business investment and consumer spending. We think the threats to growth are limited by the Fed’s willingness to resume quantitative easing and by the significant decline of leverage, or use of borrowed money, in the private sector. In 2011, we expect U.S. economic growth to ease slightly to 2.2% with fiscal policy likely to be the biggest downside risk. The positive growth effect of government spending is waning as stimulus programs expire, and we believe meaningful additional fiscal stimulus is increasingly unlikely. We view Europe’s ongoing debt problems as another potential downside risk. Although we do not think the U.S. economy would be derailed if exports to Europe slowed, a significant debt crisis could have a negative impact on investor confidence and further delay the recovery in business investment and consumer spending.

GOLDMAN SACHS BALANCED FUND

What Differentiates Goldman Sachs’
Balanced Fund Investment Process?

The Balanced Fund invests in a diversified investment portfolio through an asset allocation process of strategically selecting different asset classes — such as stocks and bonds. The Fund then adjusts its holdings over time. Goldman Sachs’ approach to asset allocation combines our global presence, market knowledge and risk management expertise.

The Goldman Sachs Balanced Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds.

Fully invested, well-diversified portfolio that:

■ Maintains style, sector, risk and capitalization characteristics similar to the benchmark.

■ Offers broad access to a clearly defined equity universe.

■ Aims to generate equity income that is consistent and repeatable.

In quantitative investing, we have a systematic and disciplined approach to investing. We have developed our own process-specific daily risk model that evaluates risk for more than 10,000 U.S. stocks daily. Our portfolio construction process uses this model in its attempt to manage and allocate portfolio risk.

In fixed income investing, we believe that a total return investment philosophy provides the most complete picture of performance. We emphasize fundamental credit expertise. Our group scrutinizes factors that could impact a bond’s performance over time — similar to the evaluation of company stocks. Additionally, we identify, monitor and measure a fund’s risk profile.

The Fund’s portfolio comprises the ideas of two experienced Goldman Sachs investment groups:

Global Quantitative Investment Strategies Group: A group of investment professionals with over 17 years of investment experience and a strong commitment to quantitative research.

Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

PORTFOLIO RESULTS

Balanced Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team and the Goldman Sachs Fixed Income Investment Management Team discuss the Goldman Sachs Balanced Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2010 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C and Institutional Shares generated average annual total returns, without sales charges, of 15.29%, 14.46%, 14.48% and 15.76%, respectively. These returns compare to the 16.52%, 8.01% and 13.57% cumulative total returns of the Fund’s benchmarks, the S&P® 500 Index (with dividends reinvested), the Barclays Capital U.S. Aggregate Bond Index, and the blended index (comprised of 60% S&P 500 Index (with dividends reinvested) and 40% Barclays Capital U.S. Aggregate Bond Index), respectively, during the same period.

The Fund’s Class IR Shares were launched on August 31, 2010. From August 31, 2010 through October 31, 2010, the Fund’s Class IR Shares generated a cumulative total return of 7.77%. This return compares to the 13.07%, 0.46% and 7.90% cumulative total returns of the S&P® 500 Index (with dividends reinvested), the Barclays Capital U.S. Aggregate Bond Index, and the blended index (comprised of 60% S&P 500 Index (with dividends reinvested) and 40% Barclays Capital U.S. Aggregate Bond Index), respectively, during the same period.

Q	How did the Fund’s asset allocation affect performance?

A	In keeping with our investment approach, we split the Fund’s assets between equity and fixed income securities, targeting 60% equities and 40% fixed income. Because of the equity market’s strong performance during the Reporting Period, the Fund benefited from its larger allocation to stocks. At the beginning of the Reporting Period, the Fund was invested 59.7% in equities and 40.3% in fixed income. It was invested 61% in equities and 39% in fixed income at the end of the Reporting Period.

Q	Did equity sector allocation overall help or hurt the Fund’s performance?

A	In investing the equity portion of the Fund’s portfolio, we invest in higher dividend-paying names within industries and sectors, rather than making industry or sector bets. Consequently, its industry and sector weights are similar to those of its equity benchmark, the S&P 500 Index, and they do not usually have a meaningful impact on relative performance.

Q	What key factors had the greatest impact on the Fund’s equity portfolio results during the Reporting Period?

A	In our stock selection process, we use a unique, proprietary risk model that tracks and manages risk in the portfolio. We also integrate tax considerations into our investment decisions.

Importantly, we generally favor stocks offering a high dividend yield. We believe the Fund’s bias towards higher dividend-paying stocks was generally helpful during the Reporting Period as many of these stocks performed well. At the end of the Reporting Period, the dividend yield of the equity portion of the Fund was 3.00%, which was higher than the 1.96% dividend yield of the S&P 500 Index.

Q	Among individual holdings, which stocks contributed most to the Fund’s returns?

A	The Fund benefited from overweighted positions in chemical company E.I. DuPont de Nemours; heavy equipment manufacturer Caterpillar; communications services firm Frontier Communications; and pharmaceutical company Bristol-Myers Squibb.

Q	What individual stocks detracted from the Fund’s results during the Reporting Period?

A	An underweight in technology and software maker Apple dampened performance. The Fund was also hampered by overweighted positions in investment manager Federated Investors and integrated communications company RR Donnelley & Sons.

PORTFOLIO RESULTS

Q	Which fixed income market sectors most significantly affected the Fund’s performance?

A	The Fund’s exposure to non-agency residential mortgage-backed securities (“RMBS”) was the largest contributor to relative returns. Non-agency RMBS performed well as demand outstripped supply. An overweight in investment grade corporate bonds also boosted relative performance. During the Reporting Period, the Barclays Capital U.S. Aggregate Bond Index outperformed duration-neutral Treasuries by a differential of 3.40%.

In addition, the Fund benefited from a negative basis position in which the portfolio was long corporate cash bonds and short synthetics. Basis can be either positive (synthetic spreads trade wider than cash spreads) or negative (cash spreads trade wider than synthetic spreads). In a basis trade, the Fund is positioned to take advantage of changes in the basis. We believed that the negative basis of corporate cash bonds relative to synthetics would continue to narrow from the extreme levels they reached in late 2008 during the financial crisis. The Fund benefited from our stance when cash spreads widened less than synthetics spreads (that is, the negative basis narrowed) during May and June as investors sought to reduce risk and take advantage of the greater liquidity in synthetics.

Effective issue selection in non-agency adjustable-rate mortgages (“ARMS”), emerging markets debt, and government and agency securities added value. In emerging markets debt, the Fund’s exposure to South Korea and Mexico, accomplished through forward currency contracts, was advantageous. Investments in agency securities and Treasury Inflation-Protected Securities (“TIPS”) also enhanced results.

Q	How did the Fund’s duration and yield curve positioning strategies affect performance during the Reporting Period?

A	Within the fixed income portfolio, the Fund’s duration and yield curve positioning strategies did not have a meaningful impact on relative performance during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	What changes did you make to the Fund’s fixed income weightings during the Reporting Period and how did it affect performance?

A	During the Reporting Period, we tactically shifted the Fund’s duration position relative to the Barclays Capital U.S. Aggregate Bond Index. We reduced the fixed income portfolio’s exposure in asset-backed securities (“ABS”) and non-agency ARMS. We maintained the portfolio’s overweighted position in investment grade corporate bonds, prudently managing the allocation during periods of market stress.

Q	How did the Fund use derivatives during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used instruments that included financial futures contracts, forward foreign currency contracts and swap contracts. In the equity portfolio, we used stock futures to equitize the Fund’s cash holdings (in other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of stock futures). In the fixed income portfolio, we invested in forward foreign currency contracts to gain exposure to foreign currencies such as South Korea and Mexico. We also adopted, as mentioned previously, a negative basis position in which the Fund’s fixed income portfolio was long corporate cash bonds and short derivative instruments, such as credit default swaps.

Q	What is the Team’s equity strategy for the months ahead?

A	The Goldman Sachs Quantitative Investment Strategies Equity Team manages the equity portion of the Fund’s portfolio. The Team seeks to provide investors with a broad diversified exposure to the U.S. large-cap equity market. It does not make size or sector bets. Rather, it favors stocks with higher dividends within each industry. Its portfolio construction process integrates tax considerations into its investment decisions. The group uses a unique, proprietary risk model in its stock selection process. It believes this risk model can be beneficial as it identifies, tracks and manages risk in the portfolio.

PORTFOLIO RESULTS

The equity portion of the Fund continues to be broadly diversified. At the end of the Reporting Period, its industry and sector weights were similar to those of the S&P 500 Index. However, the Fund was modestly overweight materials, industrials, telecommunication services, financials and utilities relative to the Index. It was modestly underweight the information technology, consumer discretionary, consumer staples and health care sectors. We intend to maintain our focus on stocks with high dividend yields. With interest rates so low, we expect investors will continue to find these stocks desirable.

Q	What is the Fund’s tactical view and strategy for the fixed income markets looking ahead?

A	Within the fixed income portfolio as of October 31, 2010, we were targeting a short duration position along the U.S. fixed income yield curve relative to the Barclays Capital U.S. Aggregate Bond Index. We view the U.S. fixed income market as fully positioned for quantitative easing, and we think yields are likely to rise on positive economic data surprises.

At the end of the Reporting Period, the fixed income portfolio of the Fund remained tactically overweight agency mortgages, specifically debentures, relative to the Index. Because we believe increased refinancing activity remains a risk, we continue to favor securities offering prepayment protection. We are also cautious about agency mortgages as the Fed’s decision to re-invest mortgage paydowns into U.S. Treasuries creates additional supply. Furthermore, we believe that the Fed’s commitment to its accommodative monetary policy will keep mortgage rates low and help make credit more available, providing homeowners with greater incentives to refinance.

We continue to anticipate a period of slow growth and low inflation, conditions we consider positive for investment grade credit. We plan to maintain a modest overweight in investment grade corporate bonds as credit fundamentals remain strong. Specifically, companies have continued to reduce leverage and are holding high cash balances. Issuance has also been strong as companies seized the opportunity to borrow at low coupon rates.

Default rates have fallen sharply since peaking in late 2009, and we expect them to remain low into 2011, with a decline below 2% by the end of this calendar year. U.S. companies in particular have undertaken substantial balance sheet repair, and we believe they will maintain conservative balance sheets and lean operating structures in light of weak consumer confidence and regulatory pressures. At the end of the Reporting Period, we kept the fixed income portion of the Fund’s overweight in financials, focusing on insurance and certain banking names. Given our expectation of a prolonged period of sub-trend growth, we are continuing to avoid consumer cyclical businesses such as retail. We have targeted an overweight position in lower-quality versus higher-quality investment grade credit, and from a regional perspective, we prefer the U.S. to Europe. In our view, European companies face greater policy and currency headwinds, while European banks continue to lag their U.S. counterparts in core capital improvement and balance sheet repair.

At the end of the Reporting Period, we maintained a small position within the fixed income portion of the Fund in high yield bonds, which are not represented in the Barclays Capital U.S. Aggregate Bond Index. We believe that high yield should perform well over the medium term, given investors’ appetite for yield and, in our view, the low risk of near-term defaults. Increased demand has also fueled a wave of new issuance, of which we have been selective buyers.

In emerging markets debt, the Fund maintains a slight overweight relative to the fixed income portfolio’s benchmark index. This position is underpinned by our outlook for strong economic growth and the relative fiscal stability of many emerging market countries. In contrast to Eurozone “peripherals,” such as Greece, Spain and Ireland, emerging market countries are generally perceived to have stronger fiscal positions, lower debt and faster growth, as evidenced by continued strong capital flows into the asset class.

FUND BASICS

Balanced Fund
as of October 31, 2010

PERFORMANCE REVIEW

			Barclays Capital	S&P 500 (60%)/
November 1, 2009–	Fund Total Return		U.S. Aggregate	Barclays Capital
October 31, 2010	(based on NAV)[1]	S&P 500 Index[2]	Bond Index[3]	Aggregate (40%) Index[4]

Class A	15.29%	16.52%	8.01%	13.57%
Class B	14.46	16.52	8.01	13.57
Class C	14.48	16.52	8.01	13.57
Institutional	15.76	16.52	8.01	13.57

August 31, 2010– October 31, 2010

Class IR	7.77%	13.07%	0.46%	7.90%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The Barclay’s Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.
[4]	The S&P 500 (60%) / Barclays Capital Aggregate (40%) is a blended index comprised of 60% S&P 500 Index (with dividends reinvested) and 40% Barclays Capital U.S. Aggregate Bond Index. The index is unmanaged and the figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS5

For the period ended 9/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	6.13%	2.40%	2.15%	6.02%	10/12/94
Class B	6.26	2.38	2.10	4.67	5/1/96
Class C	10.38	2.79	1.96	2.55	8/15/97
Institutional	12.68	3.97	3.24	3.81	8/15/97
Class IR	N/A	N/A	N/A	5.08	8/31/10

[5]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Institutional Retirement Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).
These returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS6

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.05%	1.38%
Class B	1.80	2.13
Class C	1.80	2.13
Institutional	0.65	0.98
Class IR	0.80	1.13

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN EQUITY HOLDINGS AS OF 10/31/107

Holding	% of Net Assets	Line of Business

Chevron Corp.	2.1%	Oil, Gas & Consumable Fuels
Microsoft Corp.	1.7	Software
Apple, Inc.	1.7	Computers & Peripherals
General Electric Co.	1.6	Industrial Conglomerates
Exxon Mobil Corp.	1.4	Oil, Gas & Consumable Fuels
The Procter & Gamble Co.	1.4	Household Products
ConocoPhillips	1.3	Oil, Gas & Consumable Fuels
Pfizer, Inc.	1.3	Pharmaceuticals
The Coca-Cola Co.	1.2	Beverages
AT&T, Inc.	1.2	Diversified Telecommunication Services

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK8

As of October 31, 2010

[8]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of the total value of the Fund’s Equity investments (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.4% of the Funds’s net assets at October 31, 2010.

FUND BASICS

FUND’S FIXED INCOME COMPOSITION9

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s Fixed Income investments. Short-term investments represent repurchase agreements.
[10]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.
[11]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS BALANCED FUND

Performance Summary
October 31, 2010

The following graph shows the value, as of October 31, 2010, of a $10,000 investment made on November 1, 2000 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmarks, the Standard and Poor’s 500 Index (“S&P 500 Index”), and the Barclays Capital Aggregate U.S. Bond Index (“BCAB Index”), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C Institutional and Class IR Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Balanced Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2000 through October 31, 2010.

Average Annual Total Return through October 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced October 12, 1994)
Excluding sales charges	15.29%	4.40%	3.01%	6.52%
Including sales charges	8.95%	3.23%	2.43%	6.15%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	14.46%	3.62%	2.38%	4.82%
Including contingent deferred sales charges	9.33%	3.20%	2.38%	4.82%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	14.48%	3.62%	2.24%	2.73%
Including contingent deferred sales charges	13.46%	3.62%	2.24%	2.73%

Institutional (Commenced August 15, 1997)	15.76%	4.81%	3.52%	3.98%

Class IR (Commenced August 31, 2010)	n/a	n/a	n/a	7.77%	*

*	Total returns for periods less than one year represents cumulative total return.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

What Differentiates Goldman Sachs’
Domestic Structured Funds Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), Structured Equity combines traditional fundamental analysis with sophisticated quantitative modeling. Our approach is not unlike that of a more traditional active manager: we look at fundamental investment themes that have been effective historically in forecasting excess returns of stocks. However, where we differ from traditional managers is that we seek to rigorously test every potential research theme or signal to verify whether they have shown consistent predictive ability across a wide variety of stocks in different time periods and under different market conditions.

■ Comprehensive — We calculate expected excess returns for more than 10,000 stocks on a daily basis.

■ Rigorous — We evaluate stocks based on fundamental investment criteria that have outperformed historically.

■ Objective — Our stock selection process is free from the emotion that may lead to biased investment decisions.

■ Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■ We use a unique, proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

■ Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■ Offer broad access to a clearly defined equity universe.

■ Generate excess returns that are positive, consistent and repeatable.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Enhancements Made to Proprietary Quantitative Model
During the Reporting Period

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the Reporting Period. We continued to refine our process to adjust for crowding,1 which has the potential to shorten the length of time that signals within our investment themes are effective. Furthermore, we expanded our model’s cross-company linkage signals to examine relationships between global companies that are economically related. We also introduced two new signals within our Management investment theme. The first seeks to capture select actions by managers of hard-to-value companies, while the other identifies companies where managers have incentives tied to shareholder value. Additionally, we continued our sector-specific research and implemented a signal that measures the efficiency and profitability of airline companies. We also continued to improve our factor timing within our Momentum investment theme. During the third calendar quarter of 2010, we introduced a signal within our Profitability investment theme that seeks to gain exposure to companies that have an attractive product mix across regions and lines of business. We also added a new cross-stock signal to our Momentum theme. The signal helps our quantitative model link economically related companies, which have been identified using a composite of new sources including regulatory filings, corporate disclosures and strategic alliances. We believe that these enhancements have predictive ability and will add value to our process over time.

[1]	Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Changes Made to the Team’s Management

Robert B. Litterman, the Chairman of Quantitative Investment Strategies (QIS), retired at the end of 2009 following 23 years of distinguished service.

Kent Daniel, Managing Director and former co-CIO, has left the firm to pursue other personal and professional objectives. Bill Fallon, Managing Director and co-CIO of the QIS macro business, has assumed Kent’s research and co-CIO responsibilities for the QIS equity team. Katinka Domotorffy remains Chief Investment Officer and Head of QIS.

Don Mulvihill, Managing Director, has been named the co-CIO with Katinka Domotorffy of a new Customized Beta Strategies (CBS) team within QIS. The CBS team centralizes the QIS beta-driven solutions, including the Financial Solutions Group (focused on beta replication, currency hedging, drawdown risk management and transition management) as well as tax-advantaged solutions and other customized beta strategies.

Peter Zangari, formerly the Head of Implementation for the QIS equity strategies, has assumed the new role of Head of Risk Management for QIS.

Adrien Vesval, Managing Director and Portfolio Manager on the QIS team, has left the firm to pursue other opportunities. His responsibilities have been assumed primarily by Bernard Yoo, Vice President and Portfolio Manager, and the existing members of the QIS volatility team. Silverio Foresi, formerly Head of QIS trading, has left the QIS team to serve as Head of Analytics and Attribution in Goldman Sachs Asset Management’s Office of the CIO. Rich Vanecek, the Chief Operating Officer of Trading for the QIS team, and Jeff Bacidore, the head of QIS’s algorithmic trading, will co-manage the QIS trading desk. Michael Nigro, Vice President and Portfolio Manager on the QIS team, has left the firm to pursue other opportunities.

PORTFOLIO RESULTS

Structured Large Cap Growth Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Large Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2010 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 16.17%, 15.26%, 15.30%, 16.68%, 16.07%, 16.50% and 15.81%, respectively. These returns compare to the 19.65% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes should have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk and does not ensure profit.

Overall, the Fund underperformed the Index during the Reporting Period with our Profitability and Sentiment themes detracting the most. The Profitability theme assesses whether a company is earning more than its cost of capital, while Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Our Valuation theme contributed the most to relative performance. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Management, Quality and Momentum themes also enhanced returns. Management assesses the characteristics, policies and strategic decisions of company management. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Momentum predicts drift in stock prices caused by under-reaction to company-specific information.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock picks detracted from the Fund’s relative performance.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Stock picks in the financials, materials and energy sectors contributed to the Fund’s relative performance. The Fund benefited from overweighted positions in turf maintenance equipment maker Toro and online search giant Google. We assumed both overweights because of our positive views on Profitability. An overweighted position in Simon Property Group, a real estate investment trust (REIT), also enhanced results. Our positive views on Valuation led to this overweight.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Security selection in the information technology, health care and consumer discretionary sectors detracted from the Fund’s relative performance. The Fund was hampered by an underweight in technology and software maker Apple, a position we adopted because of our negative views on Quality. Also detracting were overweighted positions in software giant Microsoft and biopharmaceutical firm Gilead Sciences. Our positive views on Profitability led to our assuming both overweights.

Q	How did the Fund use derivatives during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used instruments such as financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, consumer discretionary, materials and energy sectors relative to the Index. The Fund was underweight financials, consumer staples, industrials, telecommunication services, utilities and health care relative to the Index at the end of the Reporting Period.

FUND BASICS

Structured Large Cap Growth Fund
as of October 31, 2010

PERFORMANCE REVIEW

November 1, 2009–October 31, 2010	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	16.17%	19.65%
Class B	15.26	19.65
Class C	15.30	19.65
Institutional	16.68	19.65
Service	16.07	19.65
Class IR	16.50	19.65
Class R	15.81	19.65

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	2.38%	-3.45%	-5.76%	1.27%	5/1/97
Class B	2.41	-3.50	-5.82	1.24	5/1/97
Class C	6.45	-3.12	-5.94	-0.31	8/15/97
Institutional	8.69	-1.96	-4.84	2.10	5/1/97
Service	8.12	-2.40	-5.30	1.60	5/1/97
Class IR	8.45	N/A	N/A	-8.33	11/30/07
Class R	7.87	N/A	N/A	-8.74	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).
These returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.16%
Class B	1.70	1.91
Class C	1.70	1.91
Institutional	0.55	0.76
Service	1.05	1.26
Class IR	0.70	0.91
Class R	1.20	1.41

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/105

Holding	% of Net Assets	Line of Business

Microsoft Corp.	5.4%	Software
Exxon Mobil Corp.	4.5	Oil, Gas & Consumable Fuels
Accenture PLC	3.9	IT Services
Lorillard, Inc.	3.8	Tobacco
Google, Inc.	3.7	Internet Software & Services
Intel Corp.	3.6	Semiconductors & Semiconductor Equipment
United Parcel Service, Inc. Class B	2.5	Air Freight & Logistics
Cisco Systems, Inc.	2.5	Communications Equipment
Eli Lilly & Co.	2.3	Pharmaceuticals
The Toro Co.	2.2	Machinery

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of October 31, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.5% of the Fund’s net assets at October 31, 2010. Short-term investments represent repurchase agreements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Performance Summary
October 31, 2010

The following graph shows the value, as of October 31, 2010, of a $10,000 investment made on November 1, 2000 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Structured Large Cap Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2000 through October 31, 2010.

Average Annual Total Return through October 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced May 1, 1997)
Excluding sales charges	16.17%	–0.98%	–4.25%	2.08%
Including sales charges	9.82%	–2.10%	–4.79%	1.66%

Class B (Commenced May 1, 1997)
Excluding contingent deferred sales charges	15.26%	–1.75%	–4.84%	1.62%
Including contingent deferred sales charges	10.24%	–2.14%	–4.84%	1.62%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	15.30%	–1.76%	–4.98%	0.08%
Including contingent deferred sales charges	14.29%	–1.76%	–4.98%	0.08%

Institutional Class (Commenced May 1, 1997)	16.68%	–0.57%	–3.85%	2.48%

Service Class (Commenced May 1, 1997)	16.07%	–1.08%	–4.32%	1.99%

Class IR (Commenced November 30, 2007)	16.50%	n/a	n/a	–6.42%

Class R (Commenced November 30, 2007)	15.81%	n/a	n/a	–6.86%

PORTFOLIO RESULTS

Structured Large Cap Value Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2010 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 14.09%, 13.27%, 13.22%, 14.59%, 14.05%, 14.31% and 13.74%, respectively. These returns compare to the 15.71% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Stock selection was the largest detractor from relative performance during the Reporting Period. However, our quantitative model and its six investment themes overall contributed positively. We use the model’s six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes should have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk and does not ensure profit.

Valuation and Management were our best-performing themes. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value, while Management assesses the characteristics, policies and strategic decisions of company management. Momentum also added value, though to a lesser extent. Momentum predicts drift in stock prices caused by under-reaction to company-specific information.

Our Quality theme dampened relative results. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

The impact of our Sentiment and Profitability themes was relatively neutral. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries, while Profitability assesses whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock picks detracted from the Fund’s performance versus the Index.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Investments in the financials and energy sectors contributed to the Fund’s relative performance. The Fund benefited from overweighted positions in Cimarex Energy, an oil and gas exploration company, and Simon Property Group, a real estate investment trust (REIT). We adopted the overweight in Cimarex Energy because of our positive views on Quality and Sentiment. The overweight in Simon Property was assumed because of our positive views on Valuation and Sentiment. The Fund is prohibited from holding financial services company Goldman Sachs Group, which proved advantageous during the Reporting Period.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Stock selection in the consumer discretionary, information technology and utilities sectors detracted from the Fund’s relative results. The Fund was hampered by overweighted positions in utilities holding company Exelon and oil and natural gas company Devon Energy. We chose to overweight Exelon because of our positive views on Profitability and Quality, while our positive views on Sentiment and Quality led us to overweight Devon Energy. Also detracting was an underweighted position in aircraft and defense company Boeing, which we adopted because of our negative views on Valuation.

Q	How did the Fund use derivatives during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used instruments such as financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the energy, information technology, materials and consumer discretionary sectors relative to the Index. The Fund was underweight utilities, financials, consumer staples and industrials. It was rather neutral to telecommunication services and health care relative to the Index at the end of the Reporting Period.

FUND BASICS

Structured Large Cap Value Fund
as of October 31, 2010

PERFORMANCE REVIEW

November 1, 2009–October 31, 2010	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]

Class A	14.09%	15.71%
Class B	13.27	15.71
Class C	13.22	15.71
Institutional	14.59	15.71
Service	14.05	15.71
Class IR	14.31	15.71
Class R	13.74	15.71

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	1.55%	-4.51%	0.17%	1.08%	12/31/98
Class B	1.68	-4.55	0.12	1.05	12/31/98
Class C	5.77	-4.15	-0.01	0.81	12/31/98
Institutional	7.98	-3.03	1.15	1.96	12/31/98
Service	7.50	-3.51	0.65	1.47	12/31/98
Class IR	7.84	N/A	N/A	-10.54	11/30/07
Class R	7.30	N/A	N/A	-10.95	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).
These returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.10%
Class B	1.70	1.85
Class C	1.70	1.85
Institutional	0.55	0.70
Service	1.05	1.20
Class IR	0.70	0.85
Class R	1.20	1.35

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/105

Holding	% of Net Assets	Line of Business

Chevron Corp.	5.5%	Oil, Gas & Consumable Fuels
Lorillard, Inc.	4.0	Tobacco
AT&T, Inc.	3.8	Diversified Telecommunication Services
Eli Lilly & Co.	3.5	Pharmaceuticals
Pfizer, Inc.	3.4	Pharmaceuticals
Wells Fargo & Co.	3.4	Commercial Banks
Simon Property Group, Inc.	2.7	Real Estate Investment Trusts
JPMorgan Chase & Co.	2.5	Diversified Financial Services
ConocoPhillips	2.4	Oil, Gas & Consumable Fuels
Duke Energy Corp.	2.3	Electric Utilities

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of October 31, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.5% of the Fund’s net assets at October 31, 2010. Short-term investments represent repurchase agreements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Performance Summary
October 31, 2010

The following graph shows the value, as of October 31, 2010, of a $10,000 investment made on November 1, 2000 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Structured Large Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2000 through October 31, 2010.

Average Annual Total Return through October 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced December 31, 1998)
Excluding sales charges	14.09%	–2.38%	0.89%	1.81%
Including sales charges	7.82%	–3.49%	0.32%	1.32%

Class B (Commenced December 31, 1998)
Excluding contingent deferred sales charges	13.27%	–3.10%	0.26%	1.29%
Including contingent deferred sales charges	8.24%	–3.49%	0.26%	1.29%

Class C (Commenced December 31, 1998)
Excluding contingent deferred sales charges	13.22%	–3.10%	0.13%	1.05%
Including contingent deferred sales charges	12.22%	–3.10%	0.13%	1.05%

Institutional Class (Commenced December 31, 1998)	14.59%	–1.99%	1.28%	2.20%

Service Class (Commenced December 31, 1998)	14.05%	–2.48%	0.79%	1.71%

Class IR (Commenced November 30, 2007)	14.31%	n/a	n/a	–9.35%

Class R (Commenced November 30, 2007)	13.74%	n/a	n/a	–9.76%

PORTFOLIO RESULTS

Structured Small Cap Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Small Cap Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2010 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 30.23%, 29.27%, 29.29%, 30.76%, 30.16%, 30.55% and 29.90%, respectively. These returns compare to the 26.58% cumulative total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes should have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk and does not ensure profit.

Overall, the Fund outperformed the Index during the Reporting Period with our Momentum theme contributing the most to relative results. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Management and Valuation also boosted relative performance. Management assesses the characteristics, policies and strategic decisions of company management, while Valuation captures potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Sentiment and Profitability detracted from relative results. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Profitability assesses whether a company is earning more than its cost of capital. The impact of our Quality theme was relatively neutral. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, stock selection contributed positively to the Fund’s relative performance.

Q	Which positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Our stock picks in the financials, information technology and energy sectors contributed to the Fund’s relative results. The Fund benefited from overweighted positions in Silicon Image, a semiconductor and Internet data storage company; Lattice Semiconductor, a computer component maker; and Cimarex Energy, an oil and gas exploration company. We chose to overweight Silicon Image because of our positive views on Quality and Valuation. The Fund was overweight Lattice Semiconductor and Cimarex Energy as a result of our positive views on Quality and Sentiment.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Security selection in the industrials and consumer staples sectors hampered the Fund’s performance versus the Index. Overweighted positions in pharmaceutical company PharMerica and biotechnology company PDL BioPharma detracted from results. Our positive views on Profitability and Quality led us to overweight PharMerica, while our positive views on Profitability and Management resulted in the Fund’s overweight in PDL BioPharma. The Fund’s relative performance was also dampened by an underweighted position in United Continental Holdings, an airlines holding company. We adopted the underweight because of our negative views on Management and Valuation.

Q	How did the Fund use derivatives during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used instruments such as financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, telecommunication services, consumer staples and industrials sectors relative to the Index. It was underweight financials, utilities, health care, materials and energy. The Fund was relatively neutral in consumer discretionary compared to the Index at the end of the Reporting Period.

FUND BASICS

Structured Small Cap Equity Fund
as of October 31, 2010

PERFORMANCE REVIEW

November 1, 2009–October 31, 2010	Fund Total Return (based on NAV)[1]	Russell 2000 Index[2]

Class A	30.23%	26.58%
Class B	29.27	26.58
Class C	29.29	26.58
Institutional	30.76	26.58
Service	30.16	26.58
Class IR	30.55	26.58
Class R	29.90	26.58

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	8.71%	-3.93%	2.05%	3.40%	8/15/97
Class B	9.08	-3.94	1.99	3.37	8/15/97
Class C	13.14	-3.56	1.87	3.10	8/15/97
Institutional	15.51	-2.44	3.04	4.26	8/15/97
Service	14.89	-2.94	2.52	3.75	8/15/97
Class IR	15.33	N/A	N/A	-3.11	11/30/07
Class R	14.73	N/A	N/A	-3.52	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).
These returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.40%
Class B	2.00	2.15
Class C	2.00	2.15
Institutional	0.85	1.00
Service	1.35	1.50
Class IR	1.00	1.15
Class R	1.50	1.65

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/105

Holding	% of Net Assets	Line of Business

Allegiant Travel Co.	2.7%	Airlines
Rayonier, Inc.	1.6	Real Estate Investment Trusts
Lattice Semiconductor Corp.	1.4	Semiconductors & Semiconductor Equipment
USA Mobility, Inc.	1.4	Wireless Telecommunication Services
Tesoro Corp.	1.2	Oil, Gas & Consumable Fuels
Integrys Energy Group, Inc.	1.2	Multi-Utilities
Complete Production Services, Inc.	1.2	Energy Equipment & Services
Nationwide Health Properties, Inc.	1.2	Real Estate Investment Trusts
Republic Airways Holdings, Inc.	1.1	Airlines
Hill-Rom Holdings, Inc.	1.1	Health Care Equipment & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of October 31, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 5.6% of the Fund’s net assets at October 31, 2010. Short-term investments represent repurchase agreements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Performance Summary
October 31, 2010

The following graph shows the value, as of October 31, 2010, of a $10,000 investment made on November 1, 2000 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Structured Small Cap Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2000 through October 31, 2010.

Average Annual Total Return through October 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced August 15, 1997)
Excluding sales charges	30.23%	–1.10%	3.61%	4.30%
Including sales charges	23.10%	–2.22%	3.02%	3.85%

Class B (Commenced August 15, 1997)
Excluding contingent deferred sales charges	29.27%	–1.83%	2.98%	3.82%
Including contingent deferred sales charges	24.27%	–2.22%	2.98%	3.82%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	29.29%	–1.84%	2.84%	3.54%
Including contingent deferred sales charges	28.28%	–1.84%	2.84%	3.54%

Institutional Class (Commenced August 15, 1997)	30.76%	–0.71%	4.02%	4.70%

Service Class (Commenced August 15, 1997)	30.16%	–1.20%	3.50%	4.20%

Class IR (Commenced November 30, 2007)	30.55%	n/a	n/a	–0.98%

Class R (Commenced November 30, 2007)	29.90%	n/a	n/a	–1.43%

PORTFOLIO RESULTS

Structured Small Cap Growth Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Small Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2010 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 30.38%, 29.39%, 29.40%, 30.87%, 30.66% and 30.07%, respectively. These returns compare to the 28.67% cumulative total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes should have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk and does not ensure profit.

Overall, the Fund outperformed the Index during the Reporting Period. Momentum was our best-performing investment theme, followed by Quality and Sentiment. The Momentum theme predicts drift in stock prices caused by under-reaction to company-specific information. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

The Valuation and Profitability themes detracted from relative results. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether a company is earning more than its cost of capital. The impact of our Management theme, which assesses the characteristics, policies and strategic decisions of company management, was relatively neutral.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock selection enhanced the Fund’s relative performance.

Q	Which investments contributed the most to the Fund’s relative returns during the Reporting Period?

A	Investments in the consumer discretionary, financials and materials sectors contributed to the Fund’s relative results. The Fund benefited from overweighted positions in VeriFone Systems, which provides secure electronic payment solutions; Isilon Systems, a supplier of network storage systems; and Power-One, which makes solar inverters and power conversion products. We adopted the overweights in VeriFone Systems and Power-One because of our positive views on Quality and Profitability. Our positive views on Quality and Momentum led to the overweight in Isilon Systems.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Stock selection in the consumer staples, energy and industrials sectors dampened the Fund’s performance versus the Index. Specifically, overweighted positions in pharmaceutical company PharMerica and biotechnology company PDL BioPharma detracted from results. Our positive views on Profitability and Valuation led us to overweight PharMerica, while our positive views on Profitability and Management resulted in the Fund’s overweight in PDL BioPharma. Also slowing results was an underweighted position in United Continental Holdings, an airlines holding company. We adopted the underweight because of our negative views on Management and Valuation.

Q	How did the Fund use derivatives during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used instruments such as financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer staples, information technology, consumer discretionary, telecommunication services and industrials sectors relative to the Index. The Fund was underweight the financials and health care sectors. It was relatively neutral in energy, utilities and materials compared to the Index at the end of the Reporting Period.

FUND BASICS

Structured Small Cap Growth Fund
as of October 31, 2010

PERFORMANCE REVIEW

November 1, 2009–	Fund Total Return	Russell 2000
October 31, 2010	(based on NAV)[1]	Growth Index[2]

Class A	30.38%	28.67%
Class B	29.39	28.67
Class C	29.40	28.67
Institutional	30.87	28.67
Class IR	30.66	28.67
Class R	30.07	28.67

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/10	One Year	Since Inception	Inception Date

Class A	9.04%	-7.33%	6/25/07
Class B	9.52	-7.28	6/25/07
Class C	13.48	-6.41	6/25/07
Institutional	15.84	-5.32	6/25/07
Class IR	15.63	-3.14	11/30/07
Class R	15.00	-3.64	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class IR and R shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).
These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	2.44%
Class B	2.00	3.19
Class C	2.00	3.19
Institutional	0.85	2.04
Class IR	1.00	2.19
Class R	1.50	2.69

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 10/31/105

Holding	% of Net Assets	Line of Business

Allegiant Travel Co.	3.3%	Airlines
VeriFone Holdings, Inc.	1.8	IT Services
Lancaster Colony Corp.	1.7	Food Products
Cubist Pharmaceuticals, Inc.	1.5	Biotechnology
Clearwater Paper Corp.	1.2	Paper & Forest Products
Plantronics, Inc.	1.2	Communications Equipment
Masimo Corp.	1.1	Health Care Equipment & Supplies
Republic Airways Holdings, Inc.	1.1	Airlines
MicroStrategy, Inc.	1.1	Software
World Fuel Services Corp.	1.1	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of October 31, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 2.4% of the Fund’s net assets at October 31, 2010. Short-term investments represent repurchase agreements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Performance Summary
October 31, 2010

The following graph shows the value, as of October 31, 2010, of a $10,000 investment made on June 25, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Structured Small Cap Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 25, 2007, through October 31, 2010.

Average Annual Total Return through October 31, 2010	One Year	Since Inception

Class A (Commenced June 25, 2007)
Excluding sales charges	30.38%	–3.86%
Including sales charges	23.19%	–5.47%

Class B (Commenced June 25, 2007)
Excluding contingent deferred sales charges	29.39%	–4.58%
Including contingent deferred sales charges	24.39%	–5.44%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	29.40%	–4.58%
Including contingent deferred sales charges	28.40%	–4.58%

Institutional Class (Commenced June 25, 2007)	30.87%	–3.48%

Class IR (Commenced November 30, 2007)	30.66%	–1.02%

Class R (Commenced November 30, 2007)	30.07%	–1.53%

PORTFOLIO RESULTS

Structured Small Cap Value Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Small Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2010 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 29.47%, 28.54%, 28.54%, 30.03%, 29.83% and 29.17%, respectively. These returns compare to the 24.43% cumulative total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes should have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk and does not ensure profit.

Overall, the Fund outperformed the Index during the Reporting Period, with our investment themes providing mixed results. Momentum, which predicts drift in stock prices caused by under-reaction to company-specific information, contributed the most. Management and Valuation also enhanced performance. Management assesses the characteristics, policies and strategic decisions of company management, while Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Profitability was the largest detractor from relative performance. Our Profitability theme assesses whether a company is earning more than its cost of capital. Quality and Sentiment also hampered results, although to a lesser extent. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock selection contributed positively to the Fund’s relative performance.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Security selection in the financials, energy and information technology sectors added the most to the Fund’s relative performance. The Fund benefited from its overweighted positions in oil and gas exploration services company Complete Production Services and computer component maker Lattice Semiconductor. An underweighted position in Live Nation Entertainment, a producer of live music concerts, was also advantageous. Our positive views on Quality led us to overweight Complete Production Services, while our positive views on Quality and Sentiment resulted in the Fund’s overweight in Lattice Semiconductor. We chose to underweight Live Nation Entertainment because of our negative views on Management.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Stock picks in the health care, industrials and consumer staples sectors hampered the Fund’s relative results. In particular, the Fund was overweight silver producer Coeur d’Alene Mines, underweight airlines holding company US Airways Group, and had a neutral position in managed health care organization Healthspring. We adopted the overweight in Coeur d’Alene Mines because of our positive views on Valuation. Our negative views on Profitability led us to underweight U.S. Airways Group, while the Fund held a neutral position in Healthspring because of our positive view on Profitability.

Q	How did the Fund use derivatives during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used instruments such as financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the industrials, telecommunication services, consumer staples and information technology sectors relative to the Index. The Fund was underweight financials, utilities, energy, materials and health care. It was relatively neutral in the consumer discretionary sector compared to the Index at the end of the Reporting Period.

FUND BASICS

Structured Small Cap Value Fund
as of October 31, 2010

PERFORMANCE REVIEW

November 1, 2009–	Fund Total Return	Russell 2000
October 31, 2010	(based on NAV)[1]	Value Index[2]

Class A	29.47%	24.43%
Class B	28.54	24.43
Class C	28.54	24.43
Institutional	30.03	24.43
Class IR	29.83	24.43
Class R	29.17	24.43

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/10	One Year	Since Inception	Inception Date

Class A	8.98%	-8.94%	6/25/07
Class B	9.40	-8.64	6/25/07
Class C	13.45	-8.09	6/25/07
Institutional	15.77	-6.95	6/25/07
Class IR	15.58	-2.83	11/30/07
Class R	14.98	-3.20	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class R and IR shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.69%
Class B	2.00	2.44
Class C	2.00	2.44
Institutional	0.85	1.29
Class IR	1.00	1.44
Class R	1.50	1.94

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 10/31/105

Holding	% of Net Assets	Line of Business

Allegiant Travel Co.	2.1%	Airlines
Complete Production Services, Inc.	1.9	Energy Equipment & Services
Portland General Electric Co.	1.8	Electric Utilities
Southwest Gas Corp.	1.7	Gas Utilities
Platinum Underwriters Holdings Ltd.	1.6	Insurance
International Bancshares Corp.	1.5	Commercial Banks
American Campus Communities, Inc.	1.5	Real Estate Investment Trusts
Republic Airways Holdings, Inc.	1.4	Airlines
Clearwater Paper Corp.	1.2	Paper & Forest Products
OMEGA Healthcare Investors, Inc.	1.1	Real Estate Investment Trusts

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of October 31, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 4.6% of the Fund’s net assets at October 31, 2010. Short-term investments represent repurchase agreements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Performance Summary
October 31, 2010

The following graph shows the value, as of October 31, 2010, of a $10,000 investment made on June 25, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Structured Small Cap Value Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 25, 2007 through October 31, 2010.

Average Annual Total Return through October 31, 2010	One Year	Since Inception

Class A (Commenced June 25, 2007)
Excluding sales charges	29.47%	–5.75%
Including sales charges	22.37%	–7.33%

Class B (Commenced June 25, 2007)
Excluding contingent deferred sales charges	28.54%	–6.37%
Including contingent deferred sales charges	23.50%	–7.00%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	28.54%	–6.49%
Including contingent deferred sales charges	27.53%	–6.49%

Institutional Class (Commenced June 25, 2007)	30.03%	–5.33%

Class IR (Commenced November 30, 2007)	29.83%	–1.01%

Class R (Commenced November 30, 2007)	29.17%	–1.39%

PORTFOLIO RESULTS

Structured U.S. Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured U.S. Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2010 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 14.67%, 13.76%, 13.84%, 15.10%, 14.50%, 15.00% and 14.35%, respectively. These returns compare to the 16.52% cumulative total return of the Fund’s benchmark, the S&P® 500 Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes should have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk and does not ensure profit.

Overall, the Fund underperformed the Index during the Reporting Period, with our investment themes providing mixed results. Momentum and Management added the most to relative performance, followed by Valuation. Momentum predicts drift in stock prices caused by under-reaction to company-specific information, while Management assesses the characteristics, policies and strategic decisions of company management. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Our Quality theme also added value, though to a lesser extent. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Sentiment and Profitability detracted from relative returns. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries, and Profitability assesses whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock selection detracted from the Fund’s relative performance.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Investments in the financials, materials and industrials sectors contributed to the Fund’s performance versus the Index. The Fund benefited from overweighted positions in online search giant Google; real estate investment trust (REIT) Simon Property Group; and international forest products company Rayonier. Our positive views on Profitability and Management led to the overweight in Google. We chose to overweight Simon Property Group because of our positive views on Valuation and Sentiment. The Fund was overweight Rayonier as a result of our positive views on Profitability and Momentum.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Our security selection within the information technology, consumer discretionary and health care sectors detracted from the Fund’s relative results. An underweighted position in technology and software maker Apple dampened performance. We adopted the underweight because of our negative views on Quality and Valuation. The Fund was also hampered by overweighted positions in software company Microsoft and data storage manufacturer Western Digital. We chose to overweight both stocks because of our positive views on Momentum and Profitability.

Q	How did the Fund use derivatives during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used instruments such as financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary, information technology, energy, health care and materials sectors relative to the Index. The Fund was underweight financials, utilities and industrials. It was relatively neutral to the Index in consumer staples and telecommunication services at the end of the Reporting Period.

FUND BASICS

Structured U.S. Equity Fund
as of October 31, 2010

PERFORMANCE REVIEW

November 1, 2009–	Fund Total Return
October 31, 2010	(based on NAV)[1]	S&P 500 Index[2]

Class A	14.67%	16.52%
Class B	13.76	16.52
Class C	13.84	16.52
Institutional	15.10	16.52
Service	14.50	16.52
Class IR	15.00	16.52
Class R	14.35	16.52

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	1.51%	-3.44%	-2.07%	6.30%	5/24/91
Class B	1.54	-3.48	-2.12	4.09	5/1/96
Class C	5.60	-3.07	-2.25	1.47	8/15/97
Institutional	7.82	-1.96	-1.13	6.21	6/15/95
Service	7.32	-2.44	-1.62	4.26	6/7/96
Class IR	7.72	N/A	N/A	-8.98	11/30/07
Class R	7.14	N/A	N/A	-9.40	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).
These returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.19%
Class B	1.70	1.94
Class C	1.70	1.94
Institutional	0.55	0.79
Service	1.05	1.29
Class IR	0.70	0.94
Class R	1.20	1.44

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/105

Holding	% of Net Assets	Line of Business

Microsoft Corp.	4.4%	Software
Exxon Mobil Corp.	4.0	Oil, Gas & Consumable Fuels
Lorillard, Inc.	3.8	Tobacco
Eli Lilly & Co.	3.2	Pharmaceuticals
Chevron Corp.	2.8	Oil, Gas & Consumable Fuels
Google, Inc.	2.7	Internet Software & Services
Pfizer, Inc.	2.4	Pharmaceuticals
The Procter & Gamble Co.	2.4	Household Products
ConocoPhillips	2.2	Oil, Gas & Consumable Fuels
United Parcel Service, Inc. Class B	2.1	Air Freight & Logistics

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of October 31, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.0% of the Fund’s net assets at October 31, 2010. Short-term investments represent repurchase agreements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Performance Summary
October 31, 2010

The following graph shows the value, as of October 31, 2010, of a $10,000 investment made on November 1, 2000 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Structured U.S. Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2000 through October 31, 2010.

Average Annual Total Return through October 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced May 24, 1991)
Excluding sales charges	14.67%	–1.11%	–0.93%	6.81%
Including sales charges	8.36%	–2.22%	–1.49%	6.50%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	13.76%	–1.85%	–1.54%	4.37%
Including contingent deferred sales charges	8.72%	–2.25%	–1.54%	4.37%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	13.84%	–1.84%	–1.66%	1.78%
Including contingent deferred sales charges	12.83%	–1.84%	–1.66%	1.78%

Institutional Class (Commenced June 15, 1995)	15.10%	–0.71%	–0.54%	6.47%

Service Class (Commenced June 7, 1996)	14.50%	–1.19%	–1.03%	4.54%

Class IR (Commenced November 30, 2007)	15.00%	n/a	n/a	–7.37%

Class R (Commenced November 30, 2007)	14.35%	n/a	n/a	–7.81%

GOLDMAN SACHS BALANCED FUND

Schedule of Investments
October 31, 2010

Shares	Description	Value

Common Stocks – 60.2%

Aerospace & Defense – 1.9%
21,800	Honeywell International, Inc.	$1,026,998
3,700	Lockheed Martin Corp.	263,773
6,700	The Boeing Co.	473,288
8,400	United Technologies Corp.	628,068

		2,392,127

Air Freight & Logistics – 0.5%
8,600	United Parcel Service, Inc. Class B	579,124

Auto Components – 0.1%
5,300	Johnson Controls, Inc.	186,136

Automobiles* – 0.4%
33,000	Ford Motor Co.	466,290

Beverages – 2.0%
14,200	PepsiCo, Inc.	927,260
25,500	The Coca-Cola Co.	1,563,660

		2,490,920

Biotechnology* – 0.2%
3,000	Amgen, Inc.	171,570
500	Celgene Corp.	31,035
700	Dendreon Corp.	25,550
800	Genzyme Corp.	57,704

		285,859

Building Products – 0.1%
14,000	Masco Corp.	149,240

Capital Markets – 1.5%
76,100	Ares Capital Corp.	1,273,914
1,300	BlackRock, Inc.	222,287
13,300	Morgan Stanley & Co.	330,771
1,000	Waddell & Reed Financial, Inc.	29,070

		1,856,042

Chemicals – 1.6%
32,100	E.I. du Pont de Nemours and Co.	1,517,688
1,939	Monsanto Co.	115,215
11,800	The Dow Chemical Co.	363,794

		1,996,697

Commercial Banks – 1.6%
3,600	BancorpSouth, Inc.	47,484
9,400	BB&T Corp.	220,054
5,700	Marshall & Ilsley Corp.	33,687
8,800	Regions Financial Corp.	55,440
2,700	SunTrust Banks, Inc.	67,554
30,710	Valley National Bancorp	409,671
44,800	Wells Fargo & Co.	1,168,384

		2,002,274

Commercial Services & Supplies – 0.4%
16,500	Pitney Bowes, Inc.	362,010
8,200	R.R. Donnelley & Sons Co.	151,290

		513,300

Communications Equipment – 1.5%
38,100	Cisco Systems, Inc.*	869,823
2,200	Juniper Networks, Inc.*	71,258
12,300	Motorola, Inc.*	100,245
20,200	QUALCOMM, Inc.	911,626

		1,952,952

Computers & Peripherals – 1.9%
7,200	Apple, Inc.*	2,166,264
2,600	Dell, Inc.*	37,388
7,600	Diebold, Inc.	232,940
600	NetApp, Inc.*	31,950

		2,468,542

Consumer Finance – 0.5%
11,600	American Express Co.	480,936
8,700	Discover Financial Services	153,555

		634,491

Distributors – 0.1%
3,100	Genuine Parts Co.	148,366

Diversified Financial Services – 2.3%
33,500	Bank of America Corp.	383,240
131,513	Citigroup, Inc.*	548,409
40,100	JPMorgan Chase & Co.	1,508,963
17,700	NYSE Euronext	542,328

		2,982,940

Diversified Telecommunication Services – 2.5%
53,950	AT&T, Inc.(a)	1,537,575
151,100	Frontier Communications Corp.	1,326,658
9,600	Verizon Communications, Inc.	311,712

		3,175,945

Electric Utilities – 2.0%
51,300	Duke Energy Corp.	934,173
20,500	Progress Energy, Inc.	922,500
17,800	Southern Co.	674,086

		2,530,759

Electrical Equipment – 0.1%
2,700	Emerson Electric Co.	148,230

Electronic Equipment, Instruments & Components – 0.5%
6,800	Corning, Inc.	124,304
3,600	Jabil Circuit, Inc.	55,224
13,300	Molex, Inc.(b)	269,990
11,000	Molex, Inc. Class A	187,770

		637,288

Energy Equipment & Services – 0.4%
2,000	Baker Hughes, Inc.	92,660
10,600	Halliburton Co.	337,716
2,200	National-Oilwell Varco, Inc.	118,272

		548,648

Food & Staples Retailing – 0.9%
3,100	CVS Caremark Corp.	93,372
19,400	Sysco Corp.	571,524

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Food & Staples Retailing – (continued)

2,081	Wal-Mart Stores, Inc.	$112,728
10,300	Walgreen Co.	348,964

		1,126,588

Food Products – 0.5%
1,000	General Mills, Inc.	37,540
13,000	H.J. Heinz Co.	638,430

		675,970

Gas Utilities – 0.1%
2,700	ONEOK, Inc.	134,514

Health Care Equipment & Supplies – 0.8%
3,900	Baxter International, Inc.	198,510
23,900	Medtronic, Inc.	841,519

		1,040,029

Health Care Providers & Services – 0.9%
9,200	Cardinal Health, Inc.	319,148
2,600	CIGNA Corp.	91,494
1,400	Express Scripts, Inc.*	67,928
19,000	UnitedHealth Group, Inc.	684,950

		1,163,520

Hotels, Restaurants & Leisure – 0.9%
2,600	Las Vegas Sands Corp.*	119,288
7,000	McDonald’s Corp.	544,390
4,500	Starwood Hotels & Resorts Worldwide, Inc.	243,630
2,200	Wyndham Worldwide Corp.	63,250
1,300	Wynn Resorts Ltd.	139,321

		1,109,879

Household Durables – 0.4%
1,100	Garmin Ltd.	36,124
21,200	Leggett & Platt, Inc.	432,056

		468,180

Household Products – 1.9%
2,500	Colgate-Palmolive Co.	192,800
6,300	Kimberly-Clark Corp.	399,042
28,300	The Procter & Gamble Co.	1,799,031

		2,390,873

Industrial Conglomerates – 1.6%
127,600	General Electric Co.	2,044,152

Insurance – 2.5%
1,100	ACE Ltd.	65,362
1,700	Aflac, Inc.	95,013
2,200	American International Group, Inc.*(b)	92,422
2,900	Berkshire Hathaway, Inc. Class B*	230,724
39,100	Cincinnati Financial Corp.	1,151,104
7,400	Fidelity National Financial, Inc.	99,086
3,800	Lincoln National Corp.	93,024
6,800	Mercury General Corp.	288,864
14,700	MetLife, Inc.	592,851
12,700	Principal Financial Group, Inc.	340,868
6,000	The Allstate Corp.	182,940

		3,232,258

Internet & Catalog Retail* – 0.4%
2,300	Amazon.com, Inc.	379,822
200	Priceline.com, Inc.	75,362

		455,184

Internet Software & Services* – 0.6%
3,100	Akamai Technologies, Inc.	160,204
2,400	eBay, Inc.	71,544
800	Google, Inc.	490,392

		722,140

IT Services – 2.1%
6,900	International Business Machines Corp.	990,840
50,100	Paychex, Inc.	1,387,770
3,000	Visa, Inc.	234,510

		2,613,120

Leisure Equipment & Products – 0.5%
27,600	Mattel, Inc.	643,908

Machinery – 1.5%
7,500	Caterpillar, Inc.	589,500
2,800	Cummins, Inc.	246,680
5,400	Deere & Co.	414,720
11,700	Illinois Tool Works, Inc.	534,690
1,800	Joy Global, Inc.	127,710

		1,913,300

Media – 2.0%
2,700	CBS Corp. Class B	45,711
27,500	Comcast Corp.	565,950
9,600	Comcast Corp. Special Class A	185,568
4,100	News Corp.	59,286
18,100	News Corp. Class B	291,048
4,500	The McGraw-Hill Cos., Inc.	169,425
2,000	The Walt Disney Co.	72,220
4,400	Thomson Reuters Corp.	168,300
3,800	Time Warner Cable, Inc.	219,906
23,901	Time Warner, Inc.	777,022

		2,554,436

Metals & Mining – 1.2%
1,100	Cliffs Natural Resources, Inc.	71,720
7,900	Freeport-McMoRan Copper & Gold, Inc.	747,972
3,500	Newmont Mining Corp.	213,045
9,600	Nucor Corp.	366,912
2,300	Southern Copper Corp.	98,440

		1,498,089

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Shares	Description	Value

Common Stocks – (continued)

Multi-Utilities – 0.3%
2,200	DTE Energy Co.	$102,872
18,400	NiSource, Inc.	318,504

		421,376

Multiline Retail – 0.5%
13,800	J.C. Penney Co., Inc.	430,284
1,200	Macy’s, Inc.	28,368
3,600	Nordstrom, Inc.	138,636

		597,288

Office Electronics – 0.4%
48,300	Xerox Corp.	565,110

Oil, Gas & Consumable Fuels – 5.9%
2,600	Anadarko Petroleum Corp.	160,082
9,600	Chesapeake Energy Corp.	208,320
31,914	Chevron Corp.	2,636,416
28,600	ConocoPhillips	1,698,840
27,503	Exxon Mobil Corp.	1,828,124
8,400	Occidental Petroleum Corp.	660,492
17,800	The Williams Cos., Inc.	383,056

		7,575,330

Paper & Forest Products – 0.1%
1,000	International Paper Co.	25,280
1,500	MeadWestvaco Corp.	38,595

		63,875

Personal Products – 0.1%
2,100	Avon Products, Inc.	63,945

Pharmaceuticals – 4.3%
12,500	Abbott Laboratories	641,500
36,000	Bristol-Myers Squibb Co.	968,400
39,400	Eli Lilly & Co.	1,386,880
14,300	Johnson & Johnson	910,481
91,900	Pfizer, Inc.	1,599,060

		5,506,321

Real Estate Investment Trusts – 0.8%
12,500	Host Hotels & Resorts, Inc.	198,625
2,200	Kimco Realty Corp.	37,906
10,000	ProLogis	136,500
3,700	Simon Property Group, Inc.	355,274
3,300	SL Green Realty Corp.	216,876
2,700	The Macerich Co.	120,534

		1,065,715

Road & Rail – 0.6%
4,300	CSX Corp.	264,235
5,100	Union Pacific Corp.	447,168

		711,403

Semiconductors & Semiconductor Equipment – 1.7%
16,200	Applied Materials, Inc.	200,232
400	First Solar, Inc.*	55,072
10,600	Intel Corp.	212,742
2,700	Intersil Corp.	35,343
7,200	KLA-Tencor Corp.	257,184
1,700	Linear Technology Corp.	54,791
42,800	Maxim Integrated Products, Inc.	927,048
5,000	Microchip Technology, Inc.(b)	160,900
11,000	Texas Instruments, Inc.	325,270

		2,228,582

Software – 2.4%
800	McAfee, Inc.*	37,840
81,440	Microsoft Corp.	2,169,562
24,600	Oracle Corp.	723,240
1,800	VMware, Inc.*	137,628

		3,068,270

Specialty Retail – 0.9%
900	Abercrombie & Fitch Co.	38,574
4,800	Best Buy Co., Inc.	206,304
20,300	Foot Locker, Inc.	323,379
1,300	Limited Brands, Inc.	38,207
15,200	Lowe’s Cos., Inc.	324,216
2,800	The Gap, Inc.	53,228
2,900	Tiffany & Co.	153,700

		1,137,608

Thrifts & Mortgage Finance(b) – 0.1%
6,200	Capitol Federal Financial	145,080

Tobacco – 1.2%
9,700	Philip Morris International, Inc.	567,450
14,400	Reynolds American, Inc.	934,560

		1,502,010

TOTAL COMMON STOCKS
(Cost $68,399,073)		$76,584,223

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – 8.1%

Banks – 3.3%
Astoria Financial Corp.(c)
$150,000	5.750%	10/15/12	$155,038
Bank of America Corp.
100,000	5.625	07/01/20	104,253
Bank of Nova Scotia(d)
700,000	1.450	07/26/13	710,302
BBVA Bancomer SA(d)
125,000	7.250	04/22/20	138,708
Canadian Imperial Bank of Commerce(d)
200,000	2.000	02/04/13	205,265
100,000	2.600	07/02/15	104,558
Cie de Financement Foncier(d)
200,000	1.625	07/23/12	202,238
100,000	2.125	04/22/13	102,114
Citigroup, Inc.
100,000	6.375	08/12/14	111,679
150,000	5.000	09/15/14	156,818
50,000	5.375	08/09/20	52,769

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2010

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Banks – (continued)

DnB NOR Boligkreditt AS(d)
	$300,000	2.100%		10/14/15	$300,466
HSBC Bank USA NA
	100,000	6.000		08/09/17	113,263
JPMorgan Chase & Co.
	75,000	7.250		02/01/18	91,458
	75,000	6.300		04/23/19	87,228
JPMorgan Chase Capital XXV
	75,000	6.800		10/01/37	74,565
Lloyds TSB Bank PLC(d)
	100,000	6.500		09/14/20	104,323
Resona Bank Ltd.(c)(d)(e)
EUR	175,000	4.125		09/27/49	240,037
Royal Bank of Scotland PLC
	$100,000	4.875	(d)	08/25/14	107,029
	100,000	5.625		08/24/20	105,235
Sparebanken 1 Boligkreditt(d)
	400,000	1.250		10/25/13	401,132
Stadshypotek AB(d)
	300,000	1.450		09/30/13	303,488
The Toronto-Dominion Bank(d)
	200,000	2.200		07/29/15	203,598

					4,175,564

Brokerage – 0.4%
Merrill Lynch & Co., Inc.
	100,000	6.400		08/28/17	108,833
	25,000	6.875		04/25/18	27,959
Morgan Stanley & Co.(c)
	200,000	6.625		04/01/18	223,042
	100,000	7.300		05/13/19	115,876

					475,710

Chemicals(c) – 0.1%
The Dow Chemical Co.
	125,000	7.600		05/15/14	146,985

Diversified Manufacturing – 0.0%
General Electric Co.
	50,000	5.250		12/06/17	55,848

Electric(c) – 0.3%
Arizona Public Service Co.
	100,000	5.800		06/30/14	113,509
NiSource Finance Corp.
	50,000	10.750		03/15/16	66,422
Progress Energy, Inc.
	75,000	7.000		10/30/31	89,996
Puget Sound Energy, Inc.(e)
	50,000	6.974		06/01/67	46,653

					316,580

Energy – 0.6%
Anadarko Petroleum Corp.(c)
	100,000	6.375		09/15/17	110,613
BP Capital Markets PLC
	50,000	5.250		11/07/13	54,728
	75,000	3.875		03/10/15	79,145
	75,000	4.500	(c)	10/01/20	77,719
Dolphin Energy Ltd.(c)(d)
	95,930	5.888		06/15/19	104,324
Petroleos Mexicanos(c)
	200,000	8.000		05/03/19	256,000
Transocean, Inc.(c)
	125,000	6.500		11/15/20	139,013

					821,542

Food & Beverage – 0.2%
Anheuser-Busch InBev Worldwide, Inc.(c)(d)
	175,000	7.750		01/15/19	226,302
Kraft Foods, Inc.
	75,000	6.500		02/09/40	85,856

					312,158

Health Care – Medical Products(c) – 0.1%
Boston Scientific Corp.
	75,000	4.500		01/15/15	78,635
Hospira, Inc.
	50,000	5.600		09/15/40	49,852

					128,487

Life Insurance(c) – 0.3%
MetLife, Inc.
	150,000	4.750		02/08/21	158,699
Reinsurance Group of America, Inc.(e)
	75,000	6.750		12/15/65	66,375
The Northwestern Mutual Life Insurance Co.(d)
	125,000	6.063		03/30/40	138,185

					363,259

Media – Cable – 0.1%
Comcast Holdings Corp.
	125,000	10.625		07/15/12	143,867

Media – Non Cable(c) – 0.2%
DISH DBS Corp.
	125,000	7.125		02/01/16	132,500
NBC Universal, Inc.(d)
	75,000	4.375		04/01/21	76,528

					209,028

Metals & Mining(c) – 0.3%
Anglo American Capital PLC(d)
	100,000	9.375		04/08/19	136,297
Freeport-McMoRan Copper & Gold, Inc.
	125,000	8.375		04/01/17	141,250
Teck Resources Ltd.
	100,000	10.750		05/15/19	127,375

					404,922

Noncaptive – Financial – 0.1%
Capital One Capital III
	50,000	7.686		08/15/36	50,750

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Noncaptive – Financial – (continued)

Discover Financial Services(c)
	$50,000	10.250%	07/15/19	$63,864

				114,614

Packaging(c)(e) – 0.1%
Impress Holdings BV
EUR	125,000	4.110	09/15/13	173,105

Pipelines – 0.6%
DCP Midstream LLC(c)(d)
	$25,000	9.750	03/15/19	33,108
El Paso Natural Gas Co.
	75,000	7.500	11/15/26	82,804
El Paso Pipeline Partners Operating Co. LLC(c)
	25,000	6.500	04/01/20	27,375
Energy Transfer Partners LP(c)
	100,000	5.950	02/01/15	111,861
	50,000	9.000	04/15/19	63,788
Enterprise Products Operating LLC(c)(e)
	100,000	8.375	08/01/66	105,648
	100,000	7.034	01/15/68	102,650
Tennessee Gas Pipeline Co.
	50,000	7.500	04/01/17	58,837
The Williams Cos., Inc.(c)
	50,000	8.750	03/15/32	60,580
TransCanada PipeLines Ltd.(c)(e)
	100,000	6.350	05/15/67	94,750

				741,401

Property/Casualty Insurance(c) – 0.4%
Aspen Insurance Holdings Ltd.
	100,000	6.000	08/15/14	108,464
Endurance Specialty Holdings Ltd.
	50,000	6.150	10/15/15	54,440
QBE Insurance Group Ltd.(d)(e)
	225,000	5.647	07/01/23	209,432
The Chubb Corp.(e)
	100,000	6.375	03/29/67	102,000
Transatlantic Holdings, Inc.
	75,000	8.000	11/30/39	78,065

				552,401

Real Estate Investment Trusts(c) – 0.5%
Developers Diversified Realty Corp.
	75,000	7.500	04/01/17	80,250
Liberty Property LP
	100,000	4.750	10/01/20	103,062
ProLogis(f)
	75,000	1.875	11/15/37	74,293
Reckson Operating Partnership LP
	92,000	5.150	01/15/11	92,127
Simon Property Group LP
	125,000	10.350	04/01/19	176,705
WEA Finance LLC(d)
	100,000	5.400	10/01/12	106,658

				633,095

Schools(c) – 0.1%
Rensselaer Polytechnic Institute
	150,000	5.600	09/01/20	164,728

Tobacco – 0.1%
Altria Group, Inc.
	75,000	9.700	11/10/18	103,089

Wirelines Telecommunications(c) – 0.3%
Qwest Corp.
	75,000	8.375	05/01/16	90,188
Telecom Italia Capital
	225,000	4.950	09/30/14	241,709

				331,897

TOTAL CORPORATE OBLIGATIONS
(Cost $9,695,544)				$10,368,280

Mortgage-Backed Obligations – 16.4%

Collateralized Mortgage Obligations – 3.6%
Adjustable Rate Non-Agency(e) – 2.7%
Chase Mortgage Finance Corp. Series 2007-A1, Class 2A1
	$432,089	2.892%	02/25/37	$413,986
Countrywide Alternative Loan Trust Series 2005-31, Class 2A1
	258,638	0.556	08/25/35	151,469
Countrywide Alternative Loan Trust Series 2005-38, Class A3
	286,786	0.606	09/25/35	160,804
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
	21,693	3.107	11/20/34	18,421
JPMorgan Alternative Loan Trust Series 2005-A2, Class 1A1
	320,010	0.516	01/25/36	226,327
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
	411,501	3.250	07/25/35	379,103
Lehman XS Trust Series 2005-7N, Class 1A1A
	178,296	0.526	12/25/35	115,311
Merrill Lynch Alternative Note Asset Trust Series 2007-0AR3, Class A1
	561,085	0.446	07/25/47	308,742
Structured Adjustable Rate Mortgage Loan Trust Series 2004-06, Class 3A2
	276,145	2.545	06/25/34	251,116
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
	31,462	2.698	11/25/34	26,623
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR08, Class 2A1A
	303,124	0.546	07/25/45	252,736
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
	481,766	0.576	08/25/45	404,729
Wells Fargo Alternative Loan Trust Series 2007-PA6, Class A1
	653,405	6.254	12/28/37	476,831

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(e) – (continued)

Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
$197,011	2.942%	10/25/35	$191,919

			3,378,117

Interest Only(g) – 0.0%
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
30,822	5.500	06/25/33	1,537
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2(d)(e)
1,768,905	1.191	03/13/40	8,864
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
72,852	5.250	07/25/33	3,171
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(e)(h)
54,489	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(e)(h)
72,684	0.000	08/25/33	—
FNMA REMIC Series 2004-47, Class EI(e)(h)
147,282	0.000	06/25/34	1,313
FNMA REMIC Series 2004-62, Class DI(e)(h)
81,782	0.000	07/25/33	509
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(e)
67,349	0.120	08/25/33	205
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(e)
24,705	0.320	07/25/33	150
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2(d)(e)
2,043,001	1.466	02/11/36	9,751

			25,500

Inverse Floaters(e) – 0.2%
FNMA REMIC Series 1993-248, Class SA
68,372	6.786	08/25/23	70,268
GNMA Series 2001-48, Class SA
16,188	25.655	10/16/31	24,933
GNMA Series 2001-51, Class SA
25,295	31.390	10/16/31	41,264
GNMA Series 2001-51, Class SB
31,743	25.655	10/16/31	51,360
GNMA Series 2001-59, Class SA
24,336	25.492	11/16/24	37,270
GNMA Series 2002-13, Class SB
10,662	36.371	02/16/32	19,105

			244,200

Regular Floater(e) – 0.5%
Arkle Master Issuer PLC Series 2010-2A, Class 1A1(d)
300,000	1.655	05/17/60	300,162
FHLMC REMIC Series 3038, Class XA(h)
22,066	0.000	09/15/35	21,906
FHLMC REMIC Series 3325, Class SX(h)
14,863	0.000	06/15/37	14,731
Silverstone Master Issuer Series 2010-1A, Class A1(d)
250,000	1.684	01/21/55	249,611

			586,410

Sequential Fixed Rate – 0.2%
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A7
401,871	6.000	08/25/37	306,931

TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS			$4,541,158

Commercial Mortgage-Backed Securities – 1.8%
Sequential Fixed Rate – 0.8%
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
$1,000,000	6.278%	11/15/39	$1,035,877

Sequential Floating Rate(e) – 1.0%
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
750,000	5.197	11/15/30	828,041
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A5
400,000	5.737	05/15/43	441,545

			1,269,586

TOTAL COMMERCIAL
MORTGAGE-BACKED SECURITIES			$2,305,463

Federal Agencies – 11.0%
Adjustable Rate FHLMC(e) – 0.3%
$366,777	2.646%	08/01/35	$385,386

Adjustable Rate FNMA(e) – 0.7%
19,686	2.580	09/01/32	20,723
112,829	3.378	12/01/33	117,491
191,369	2.985	01/01/34	200,884
351,424	2.763	02/01/34	369,409
206,676	2.885	01/01/35	214,745

			923,252

Adjustable Rate GNMA(e) – 0.6%
15,791	3.375	06/20/23	16,417
7,047	3.625	07/20/23	7,295
7,356	3.625	08/20/23	7,616
19,182	3.625	09/20/23	19,862
5,830	3.375	03/20/24	6,040
49,803	3.375	04/20/24	51,814
6,107	3.375	05/20/24	6,349
52,659	3.375	06/20/24	54,865
27,749	3.625	07/20/24	28,889
37,519	3.625	08/20/24	39,008
12,051	3.625	09/20/24	12,495
14,700	3.125	11/20/24	15,263
13,297	3.125	12/20/24	13,904
10,196	3.375	01/20/25	10,641
5,146	3.375	02/20/25	5,371
17,465	3.375	05/20/25	18,289

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(e) – (continued)

$12,642	3.625%	07/20/25		$13,236
6,516	3.375	02/20/26		7,143
18,935	3.375	01/20/27		19,756
6,597	3.375	02/20/27		6,863
51,287	3.375	04/20/27		53,470
5,698	3.375	05/20/27		5,941
5,647	3.375	06/20/27		5,888
1,974	3.125	11/20/27		2,046
8,256	3.125	12/20/27		8,545
15,713	3.375	01/20/28		16,336
5,340	3.250	02/20/28		5,553
6,224	3.375	03/20/28		6,480
29,420	3.625	07/20/29		30,661
12,590	3.625	08/20/29		13,121
3,610	3.625	09/20/29		3,757
15,703	3.125	10/20/29		16,255
19,479	3.125	11/20/29		20,165
4,676	3.125	12/20/29		4,840
5,955	3.250	01/20/30		6,185
3,274	3.250	02/20/30		3,405
13,011	3.250	03/20/30		13,531
18,837	3.375	04/20/30		19,679
48,602	3.375	05/20/30		50,897
4,068	3.375	06/20/30		4,250
38,513	3.625	07/20/30		40,474
6,586	3.625	09/20/30		6,922
13,364	2.875	10/20/30		13,812

				713,329

FHLMC – 1.0%
34,023	8.000	07/01/15		37,086
7,919	7.000	12/01/15		8,426
37,437	6.500	07/01/16		40,772
72,635	7.000	04/01/31		81,055
138,116	7.000	07/01/32		155,731
203,086	6.500	04/01/34		227,540
322,388	5.000	04/01/39		348,242
93,405	5.000	10/01/39		100,896
283,028	5.000	12/01/39		305,726

				1,305,474

FNMA – 8.3%
446,321	4.000	09/01/18		473,183
230,241	6.000	09/01/19		250,463
284,275	6.000	12/01/20		309,243
172,989	5.500	09/01/23		188,527
70,137	5.500	10/01/23		76,682
25,409	7.000	11/01/30		28,310
104,564	7.500	03/01/31		116,419
190,697	6.000	11/01/35		210,903
421,523	5.000	01/01/39		450,421
47,858	4.500	04/01/39		50,756
93,252	4.500	07/01/39		99,160
132,911	4.500	08/01/39		141,332
106,639	5.000	09/01/39		115,450
199,452	4.500	10/01/39		212,089
169,061	4.500	11/01/39		179,772
85,796	4.500	12/01/39		91,232
221,672	4.500	01/01/40		235,717
1,000,000	3.000	TBA-15yr	(i)	1,012,656
2,000,000	3.500	TBA-15yr	(i)	2,063,047
1,000,000	5.000	TBA-30yr	(i)	1,062,812
3,000,000	5.500	TBA-30yr	(i)	3,208,593

				10,576,767

GNMA – 0.1%
31,141	5.000	05/15/39		33,831
58,914	5.000	06/15/39		64,005

				97,836

TOTAL FEDERAL AGENCIES				$14,002,044

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $20,688,078)				$20,848,665

Agency Debentures – 1.6%

FHLMC
$300,000	4.500%	04/02/14		$335,221
700,000	5.000	11/13/14		807,145
400,000	1.750	09/10/15		406,865
Tennessee Valley Authority(a)
400,000	5.375	04/01/56		461,420

TOTAL AGENCY DEBENTURES
(Cost $1,880,279)				$2,010,651

Asset-Backed Securities – 1.1%

Home Equity – 0.4%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(d)(e)
$118,199	1.256%	10/25/37		$111,430
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(d)(e)
120,000	1.506	10/25/37		77,526
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(d)(e)
210,000	1.506	10/25/37		110,286
Countrywide Home Equity Loan Trust Series 2002-E, Class A(e)
45,902	0.516	10/15/28		41,672
Countrywide Home Equity Loan Trust Series 2003-D, Class A(e)
86,134	0.516	06/15/29		69,969
Countrywide Home Equity Loan Trust Series 2004-N, Class 2A(e)
149,740	0.536	02/15/34		61,393
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
49,021	7.000	09/25/37		34,537
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
60,420	7.000	09/25/37		39,751

				546,564

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2010

Principal		Interest	Maturity
Amount		Rate	Date	Value

Asset-Backed Securities – (continued)

Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
	$111,886	8.330%	04/01/30	$112,773

Student Loan(e) – 0.6%
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
	300,000	1.242	02/25/42	297,243
Nelnet Student Loan Trust Series 2010-3A, Class A(d)
	394,262	1.068	07/27/48	395,770

				693,013

TOTAL ASSET-BACKED SECURITIES
(Cost $1,665,247)				$1,352,350

Foreign Debt Obligations – 1.1%

Sovereign – 0.9%
Mexican Bonos
MXN	3,360,000	9.000%	12/20/12	$295,651
	1,387,700	10.000	12/05/24	151,242
Republic of Venezuela
	$80,000	5.750	02/26/16	57,200
	20,000	9.000	05/07/23	13,750
	30,000	8.250	10/13/24	19,425
State of Qatar(d)
	270,000	5.250	01/20/20	295,920
United Kingdom Gilt
GBP	200,000	4.250	09/07/39	325,389

				1,158,577

Supranational – 0.2%
North American Development Bank
	$200,000	4.375	02/11/20	216,853

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $1,302,032)				$1,375,430

Government Guarantee Obligations – 2.9%

Achmea Hypotheekbank NV(d)(j)
	$400,000	3.200%	11/03/14	$428,688
ANZ National (International) Ltd.(d)(j)
	400,000	3.250	04/02/12	414,542
BRFkredit A/S(d)(j)
	500,000	2.050	04/15/13	513,341
Danske Bank AS(d)(j)
	100,000	2.500	05/10/12	102,673
General Electric Capital Corp.(k)
	200,000	2.625	12/28/12	209,111
Landwirtschaftliche Rentenbank(j)
	300,000	5.250	07/02/12	323,397
LeasePlan Corp. NV(d)(j)
	300,000	3.000	05/07/12	309,949
Royal Bank of Scotland PLC(d)(j)
	500,000	1.500	03/30/12	504,596
Swedish Housing Finance Corp.(d)(j)
	100,000	3.125	03/23/12	103,385
Westpac Banking Corp.(d)(j)
	400,000	3.250	12/16/11	411,172
	300,000	1.900	12/14/12	306,979
Westpac Securities NZ Ltd.(d)(j)
	100,000	2.500	05/25/12	102,349

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $3,639,779)				$3,730,182

Municipal Debt Obligations – 0.4%

California – 0.3%
California State GO Bonds Build America Taxable Series 2009
	$75,000	7.500%	04/01/34	$78,230
	125,000	7.550	04/01/39	130,593
California State GO Bonds Build America Taxable Series 2010
	80,000	7.950	03/01/36	83,878
	175,000	7.625	03/01/40	184,761

				477,462

Illinois – 0.1%
Illinois State GO Bonds Build America Series 2010
	75,000	7.350	07/01/35	76,889

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $541,300)				$554,351

Structured Note(e) – 0.3%

Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
BRL	563,443	6.000%	08/15/40	$339,260
(Cost $339,281)

U.S. Treasury Obligations – 2.3%

United States Treasury Bonds
	$100,000	5.000%	05/15/37	$118,035
	800,000	4.375	05/15/40	852,160
	400,000	3.875	08/15/40	391,468
United States Treasury Inflation Protected Securities
	364,242	3.000	07/15/12	387,120
United States Treasury Notes
	500,000	0.500	10/15/13	499,940
	400,000	3.500	05/15/20	431,448
United States Treasury Principal-Only STRIPS(l)
	200,000	0.000	11/15/21	141,802
	300,000	0.000	05/15/30	137,199

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $3,024,954)				$2,959,172

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(m) – 8.6%

Repurchase Agreement – 8.6%
Joint Repurchase Agreement Account II
$10,900,000	0.224%	11/01/10	$10,900,000
Maturity Value: $10,900,203
(Cost $10,900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $122,075,567)			$131,022,564

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(e)(n) – 0.4%

Boston Global Investment Trust – Enhanced Portfolio II
570,050	0.965%	$570,620
(Cost $570,022)

TOTAL INVESTMENTS – 103.4%
(Cost $122,645,589)		$131,593,184

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.4)%		(4,306,995)

NET ASSETS – 100.0%		$127,286,189

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(b)	All or a portion of security is on loan.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $8,911,086, which represents approximately 7.0% of net assets as of October 31, 2010.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.

(f)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(g)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(h)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(i)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $7,347,108 which represents approximately 5.8% of net assets as of October 31, 2010.

(j)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $3,521,071, which represents approximately 2.8% of net assets as of October 31, 2010.

(k)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $209,111, which represents approximately 0.1% of net assets as of October 31, 2010.

(l)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(m)	Joint repurchase agreement was entered into on October 29, 2010. Additional information appears on pages 90-91.

(n)	Represents an affiliated issuer.

Currency Abbreviations:
BRL	—	Brazilian Real
EUR	—	Euro
GBP	—	British Pound
KRW	—	South Korean Won
MXN	—	Mexican Peso
ZAR	—	South African Rand

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
KWCDC	—	South Korean Won Certificate of Deposit
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2010

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2010, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Gain

State Street Bank (London)	MXN	Purchase	11/24/10	$84,700	$1,264

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Loss

Barclays Bank PLC	ZAR	Purchase	11/10/10	$53,547	$(491)
Deutsche Bank AG (London)	GBP	Sell	12/06/10	323,373	(3,855)
	MXN	Sell	11/24/10	626,173	(12,626)
	ZAR	Purchase	11/10/10	239,146	(2,694)
JPMorgan Securities, Inc.	EUR	Sell	11/26/10	590,717	(3,186)
	ZAR	Purchase	11/10/10	37,162	(554)
Morgan Stanley & Co.	ZAR	Sell	11/10/10	385,354	(10,452)
UBS AG (London)	BRL	Sell	01/18/11	302,255	(3,029)

TOTAL					$(36,887)

FUTURES CONTRACTS — At October 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	(1)	December 2010	$(249,188)	$(290)
Eurodollars	(1)	March 2011	(249,088)	(402)
Eurodollars	(1)	June 2011	(249,000)	(627)
Eurodollars	(1)	September 2011	(248,850)	(840)
Eurodollars	(1)	December 2011	(248,663)	(1,148)
Eurodollars	(1)	March 2012	(248,450)	(163)
S&P Mini 500 Index	9	December 2010	530,865	3,365
Ultra Long U.S. Treasury Bonds	(1)	December 2010	(134,844)	30
10 Year German Euro-Bund	3	December 2010	539,587	(7,591)
2 Year U.S. Treasury Notes	19	December 2010	4,179,703	2,249
5 Year U.S. Treasury Notes	22	December 2010	2,674,719	28,823
10 Year U.S. Treasury Notes	63	December 2010	7,955,719	(25,107)
30 Year U.S. Treasury Bonds	1	December 2010	130,938	69

TOTAL				$(1,632)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At October 31, 2010, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
	Notional				Payments	Payments		Upfront Payments
	Amount			Termination	received by	made by	Market	made (received)	Unrealized
Counterparty	(000s)			Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Credit Suisse First Boston Corp.		$1,100	(a)	08/15/17	3 month LIBOR	2.252%	$(13,368)	$—	$(13,368)
Deutsche Bank Securities, Inc.	KRW	253,000		01/28/11	2.820%	3 month KWCDC	93	—	93
		550,000		06/26/11	3.693	3 month KWCDC	3,150	—	3,150
		219,234		07/06/11	3.620	3 month KWCDC	1,125	—	1,125
		366,287		07/07/11	3.626	3 month KWCDC	1,889	—	1,889
		$500	(a)	08/15/17	3 month LIBOR	2.114	(1,707)	—	(1,707)
		900	(a)	08/15/17	3 month LIBOR	2.242	(10,314)	—	(10,314)
JPMorgan Securities, Inc.	KRW	246,000		01/28/11	2.830	3 month KWCDC	96	—	96
		200,000		06/15/11	3.900	3 month KWCDC	1,450	—	1,450
		540,000		06/22/11	3.720	3 month KWCDC	3,195	—	3,195
		174,212		07/08/11	3.660	3 month KWCDC	934	—	934
		$1,100	(a)	08/15/17	3 month LIBOR	2.161	(7,044)	—	(7,044)
		500	(a)	12/15/20	4.000	3 month LIBOR	56,531	59,657	(3,126)

TOTAL							$36,030	$59,657	$(23,627)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to October 31, 2010.

CREDIT DEFAULT SWAP CONTRACTS

					Credit
			Rates		Spread at		Upfront
		Notional	received		October 31,		Payments
	Referenced	Amount	(paid) by	Termination	2010	Market	made (received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(basis points)(b)	Value	by the Fund	Gain (Loss)

Protection Sold:
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index	$2,000	1.000%	12/20/15	94	$7,997	$2,676	$5,321

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Schedule of Investments
October 31, 2010

Shares	Description	Value

Common Stocks – 97.9%

Aerospace & Defense – 3.2%
121,410	Honeywell International, Inc.	$5,719,625
142,279	Northrop Grumman Corp.	8,993,455
26,178	Rockwell Collins, Inc.	1,584,031
10,803	The Boeing Co.	763,124

		17,060,235

Air Freight & Logistics – 2.7%
7,895	FedEx Corp.	692,549
199,796	United Parcel Service, Inc. Class B	13,454,263

		14,146,812

Auto Components – 1.4%
25,771	Autoliv, Inc.	1,837,472
85,751	Johnson Controls, Inc.	3,011,575
51,300	TRW Automotive Holdings Corp.*	2,343,897

		7,192,944

Automobiles* – 0.7%
274,552	Ford Motor Co.	3,879,420

Beverages – 1.0%
4,126	Hansen Natural Corp.*	211,292
14,505	PepsiCo., Inc.	947,177
65,600	The Coca-Cola Co.	4,022,592

		5,181,061

Biotechnology* – 2.8%
134,397	Amgen, Inc.	7,686,165
4,674	Celgene Corp.	290,115
22,228	Cephalon, Inc.	1,476,828
130,120	Gilead Sciences, Inc.	5,161,860

		14,614,968

Capital Markets – 0.4%
20,740	Bank of New York Mellon Corp.	519,744
67,684	SEI Investments Co.	1,499,201

		2,018,945

Chemicals – 2.3%
10,060	Ashland, Inc.	519,398
13,010	Cabot Corp.	442,600
10,467	Cytec Industries, Inc.	518,326
32,477	Eastman Chemical Co.	2,551,718
175,216	Huntsman Corp.	2,426,742
38,755	Monsanto Co.	2,302,822
39,257	The Scotts Miracle-Gro Co.	2,096,324
20,149	The Sherwin-Williams Co.	1,470,272

		12,328,202

Communications Equipment – 2.8%
574,840	Cisco Systems, Inc.*	13,123,597
14,142	EchoStar Corp.*	299,811
192,422	Tellabs, Inc.	1,312,318

		14,735,726

Computers & Peripherals – 5.4%
13,892	Apple, Inc.*	4,179,686
605,351	Dell, Inc.*	8,704,947
28,776	EMC Corp.*	604,584
183,359	Hewlett-Packard Co.	7,712,079
46,159	Lexmark International, Inc.*	1,755,427
18,471	NCR Corp.*	253,422
28,763	NetApp, Inc.*	1,531,630
89,567	QLogic Corp.*	1,573,692
29,986	SanDisk Corp.*	1,126,874
36,342	Western Digital Corp.*	1,163,671

		28,606,012

Consumer Finance – 0.1%
13,457	Capital One Financial Corp.	501,542

Diversified Financial Services – 0.1%
931	CME Group, Inc.	269,664

Diversified Telecommunication Services – 0.2%
34,821	Verizon Communications, Inc.	1,130,638

Electrical Equipment – 1.4%
6,395	Cooper Industries PLC	335,226
81,874	Emerson Electric Co.	4,494,882
37,786	Rockwell Automation, Inc.	2,356,713

		7,186,821

Electronic Equipment, Instruments & Components – 1.8%
59,008	Flextronics International Ltd.*	422,497
334,339	Ingram Micro, Inc.*	5,904,427
86,568	Tyco Electronics Ltd.	2,742,474
48,278	Vishay Intertechnology, Inc.*	545,542

		9,614,940

Energy Equipment & Services – 1.3%
13,417	Halliburton Co.	427,465
46,080	National-Oilwell Varco, Inc.	2,477,261
54,630	Schlumberger Ltd.	3,818,091

		6,722,817

Food & Staples Retailing – 1.0%
94,708	Wal-Mart Stores, Inc.	5,130,332

Food Products – 1.2%
101,970	Archer-Daniels-Midland Co.	3,397,640
192,949	Tyson Foods, Inc.	3,000,357

		6,397,997

Health Care Equipment & Supplies – 1.6%
467,767	Boston Scientific Corp.*	2,984,354
163,817	CareFusion Corp.*	3,954,542
14,253	Hill-Rom Holdings, Inc.	552,304
34,814	Medtronic, Inc.	1,225,801

		8,717,001

Health Care Providers & Services – 2.2%
199,249	Cardinal Health, Inc.	6,911,948
65,993	Coventry Health Care, Inc.*	1,545,556
7,279	Health Net, Inc.*	195,732
15,609	Humana, Inc.*	909,849

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – (continued)

39,973	WellPoint, Inc.*	$2,172,133

		11,735,218

Hotels, Restaurants & Leisure – 3.3%
136,080	Carnival Corp.	5,874,574
37,759	McDonald’s Corp.	2,936,517
6,500	Panera Bread Co.*	581,815
280,556	Starbucks Corp.	7,990,235

		17,383,141

Household Durables – 0.6%
14,824	Garmin Ltd.(a)	486,820
57,003	Harman International Industries, Inc.*	1,912,451
11,867	Mohawk Industries, Inc.*	680,454

		3,079,725

Household Products – 1.2%
10,151	Colgate-Palmolive Co.	782,845
86,605	The Procter & Gamble Co.	5,505,480

		6,288,325

Industrial Conglomerates – 0.8%
14,585	3M Co.	1,228,349
84,780	General Electric Co.	1,358,175
42,210	Tyco International Ltd.	1,615,799

		4,202,323

Insurance – 0.2%
9,299	Aspen Insurance Holdings Ltd.	263,813
31,756	Unum Group	711,969

		975,782

Internet & Catalog Retail – 2.3%
47,303	Amazon.com, Inc.*(b)	7,811,617
82,848	Expedia, Inc.	2,398,450
40,793	Liberty Media Corp. – Interactive*	602,105
9,125	Netflix, Inc.*	1,583,187

		12,395,359

Internet Software & Services* – 4.1%
31,675	Google, Inc.	19,416,458
67,649	VeriSign, Inc.	2,350,803

		21,767,261

IT Services – 5.9%
466,329	Accenture PLC	20,849,569
20,832	Amdocs Ltd.*	639,126
41,761	International Business Machines Corp.	5,996,880
87,791	NeuStar, Inc.*	2,265,886
42,851	Teradata Corp.*	1,686,615

		31,438,076

Machinery – 4.1%
36,141	AGCO Corp.*	1,534,908
16,650	CNH Global NV*	660,839
33,330	Cummins, Inc.	2,936,373
12,126	Eaton Corp.	1,077,153
11,021	Joy Global, Inc.	781,940
61,475	Oshkosh Corp.*	1,814,127
202,527	The Toro Co.	11,495,433
36,120	Timken Co.	1,496,090

		21,796,863

Media – 1.8%
12,346	Comcast Corp. Special Class A	238,648
4,327	DIRECTV*	188,052
238,702	DISH Network Corp.	4,740,622
93,750	News Corp.	1,355,625
7,897	Scripps Networks Interactive	401,878
84,143	Time Warner, Inc.	2,735,489

		9,660,314

Metals & Mining – 2.4%
36,540	Freeport-McMoRan Copper & Gold, Inc.	3,459,607
121,593	Newmont Mining Corp.	7,401,366
8,437	Reliance Steel & Aluminum Co.	353,089
7,432	Schnitzer Steel Industries, Inc.	384,160
31,749	Southern Copper Corp.	1,358,857

		12,957,079

Multiline Retail – 0.4%
21,062	Big Lots, Inc.*	660,715
19,762	Dollar Tree, Inc.*	1,013,988
7,098	Family Dollar Stores, Inc.	327,715

		2,002,418

Oil, Gas & Consumable Fuels – 9.0%
94,895	Chevron Corp.	7,839,276
29,762	Cimarex Energy Co.	2,284,233
86,628	ConocoPhillips	5,145,703
360,275	Exxon Mobil Corp.	23,947,479
20,606	Hess Corp.	1,298,796
40,074	Sunoco, Inc.	1,501,573
331,669	Valero Energy Corp.	5,953,459

		47,970,519

Paper & Forest Products – 0.7%
21,099	Domtar Corp.	1,674,417
71,200	International Paper Co.	1,799,936

		3,474,353

Personal Products – 0.2%
20,200	Herbalife Ltd.	1,289,972

Pharmaceuticals – 3.0%
347,936	Eli Lilly & Co.	12,247,347
57,713	King Pharmaceuticals, Inc.*	816,062
178,946	Pfizer, Inc.	3,113,660

		16,177,069

Professional Services – 0.2%
17,761	Manpower, Inc.	972,060

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Professional Services – (continued)

Real Estate Investment Trusts – 3.0%
16,359	AvalonBay Communities, Inc.	$1,739,125
79,607	Rayonier, Inc.	4,155,485
103,034	Simon Property Group, Inc.	9,893,325

		15,787,935

Semiconductors & Semiconductor Equipment – 3.9%
946,857	Intel Corp.	19,003,420
173,882	Micron Technology, Inc.*	1,438,004

		20,441,424

Software – 8.1%
1,081,150	Microsoft Corp.	28,801,836
371,344	Oracle Corp.	10,917,513
210,926	Symantec Corp.*	3,412,783

		43,132,132

Specialty Retail – 3.4%
4,250	Advance Auto Parts, Inc.	276,165
145,406	AutoNation, Inc.*(a)	3,376,327
11,511	Guess?, Inc.	448,008
28,006	Limited Brands, Inc.	823,097
12,599	PetSmart, Inc.	471,581
120,977	Ross Stores, Inc.	7,136,433
106,012	Urban Outfitters, Inc.*	3,261,989
70,102	Williams-Sonoma, Inc.	2,269,202

		18,062,802

Textiles, Apparel & Luxury Goods – 1.1%
68,719	NIKE, Inc. Class B	5,596,475

Tobacco – 4.2%
234,092	Lorillard, Inc.	19,977,411
40,827	Philip Morris International, Inc.	2,388,380

		22,365,791

Wireless Telecommunication Services* – 0.4%
501,621	Sprint Nextel Corp.	2,066,679

TOTAL COMMON STOCKS
(Cost $431,752,931)		$518,455,172

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 1.9%

Repurchase Agreement – 1.9%
Joint Repurchase Agreement Account II
$10,100,000	0.224%	11/01/10	$10,100,000
Maturity Value: $10,100,189
(Cost $10,100,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $441,852,931)			$528,555,172

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 0.5%

Boston Global Investment Trust – Enhanced Portfolio II
2,692,458	0.965%	$2,695,150
(Cost $2,695,150)

TOTAL INVESTMENTS – 100.3%
(Cost $444,548,081)		$531,250,322

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(1,358,405)

NET ASSETS – 100.0%		$529,891,917

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Joint repurchase agreement was entered into on October 29, 2010. Additional information appears on pages 90-91.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.

(e)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P Mini 500 Index	172	December 2010	$10,145,420	$9,669

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments
October 31, 2010

Shares	Description	Value

Common Stocks – 97.8%

Aerospace & Defense – 2.2%
167,114	Northrop Grumman Corp.	$10,563,276
11,250	The Boeing Co.	794,700

		11,357,976

Air Freight & Logistics – 1.4%
51,412	FedEx Corp.	4,509,860
42,946	United Parcel Service, Inc. Class B	2,891,984

		7,401,844

Auto Components – 0.6%
20,837	Autoliv, Inc.	1,485,678
14,112	Federal-Mogul Corp.*	279,841
28,793	TRW Automotive Holdings Corp.*	1,315,552

		3,081,071

Automobiles – 0.1%
18,549	Thor Industries, Inc.	584,108

Biotechnology* – 1.6%
113,217	Amgen, Inc.	6,474,880
16,616	Cephalon, Inc.	1,103,967
21,536	Gilead Sciences, Inc.	854,333

		8,433,180

Building Products* – 0.1%
15,064	Armstrong World Industries, Inc.	628,922

Capital Markets – 2.4%
220,544	Bank of New York Mellon Corp.	5,526,833
59,733	Eaton Vance Corp.	1,718,518
247,242	SEI Investments Co.	5,476,410

		12,721,761

Chemicals – 1.7%
7,890	Cabot Corp.	268,418
29,027	Cytec Industries, Inc.	1,437,417
59,183	Eastman Chemical Co.	4,650,008
175,985	Huntsman Corp.	2,437,392

		8,793,235

Commercial Banks – 4.8%
40,937	BB&T Corp.	958,335
5,882	CIT Group, Inc.*	254,867
97,600	Fifth Third Bancorp	1,225,856
20,893	PNC Financial Services Group, Inc.	1,126,133
161,614	U.S. Bancorp	3,907,826
676,223	Wells Fargo & Co.	17,635,896

		25,108,913

Communications Equipment* – 0.2%
130,979	Motorola, Inc.	1,067,479

Consumer Finance – 1.0%
134,493	Capital One Financial Corp.	5,012,554

Diversified Financial Services – 5.9%
707,795	Bank of America Corp.	8,097,175
1,800,349	Citigroup, Inc.*	7,507,455
6,076	CME Group, Inc.	1,759,914
351,535	JPMorgan Chase & Co.	13,228,262
17,184	Moody’s Corp.	464,999

		31,057,805

Diversified Telecommunication Services – 4.6%
706,556	AT&T, Inc.(a)	20,136,846
115,637	Verizon Communications, Inc.	3,754,733

		23,891,579

Electric Utilities – 3.1%
661,293	Duke Energy Corp.	12,042,146
82,539	Exelon Corp.	3,369,242
18,758	Great Plains Energy, Inc.	356,965
13,427	Southern Co.	508,480

		16,276,833

Electrical Equipment – 0.3%
28,094	Rockwell Automation, Inc.	1,752,223

Electronic Equipment, Instruments & Components – 1.2%
163,209	Flextronics International Ltd.*	1,168,577
207,137	Ingram Micro, Inc.*	3,658,039
5,404	National Instruments Corp.	188,005
15,720	Tyco Electronics Ltd.	498,010
73,644	Vishay Intertechnology, Inc.*	832,177

		6,344,808

Energy Equipment & Services* – 0.4%
87,421	Exterran Holdings, Inc.	2,200,387

Food & Staples Retailing – 0.2%
36,464	Safeway, Inc.	835,026

Food Products – 2.7%
193,126	Archer-Daniels-Midland Co.	6,434,958
22,636	Campbell Soup Co.	820,555
15,487	Corn Products International, Inc.	658,972
387,744	Tyson Foods, Inc.	6,029,419

		13,943,904

Gas Utilities – 0.0%
4,863	Energen Corp.	217,084

Health Care Equipment & Supplies* – 0.8%
340,058	Boston Scientific Corp.	2,169,570
75,235	CareFusion Corp.	1,816,173

		3,985,743

Health Care Providers & Services – 2.6%
156,606	Cardinal Health, Inc.	5,432,662
170,009	Coventry Health Care, Inc.*	3,981,611
36,106	Health Net, Inc.*	970,890
3,936	Humana, Inc.*	229,430
52,297	WellPoint, Inc.*	2,841,819

		13,456,412

Hotels, Restaurants & Leisure – 0.1%
12,930	Starbucks Corp.	368,246

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Household Durables – 1.1%
27,264	Garmin Ltd.(b)	$895,350
82,389	Harman International Industries, Inc.*	2,764,151
37,844	Mohawk Industries, Inc.*	2,169,975

		5,829,476

Household Products – 2.5%
24,428	Colgate-Palmolive Co.	1,883,887
174,450	The Procter & Gamble Co.	11,089,787

		12,973,674

Independent Power Producers & Energy Traders* – 0.2%
63,269	NRG Energy, Inc.	1,259,686

Industrial Conglomerates – 2.2%
708,707	General Electric Co.	11,353,486

Insurance – 5.6%
76,049	ACE Ltd.	4,518,831
88,987	Aspen Insurance Holdings Ltd.	2,524,561
31,319	Axis Capital Holdings Ltd.	1,065,159
81,381	Berkshire Hathaway, Inc. Class B*	6,474,672
7,185	Everest Re Group Ltd.	605,552
13,331	Loews Corp.	526,308
34,951	MBIA, Inc.*	391,801
40,594	MetLife, Inc.	1,637,156
5,076	RenaissanceRe Holdings Ltd.	305,880
27,584	The Chubb Corp.	1,600,424
37,473	The Travelers Cos., Inc.	2,068,510
332,764	Unum Group	7,460,569

		29,179,423

Internet & Catalog Retail – 1.1%
10,381	Amazon.com, Inc.*	1,714,318
32,238	Expedia, Inc.	933,290
173,893	Liberty Media Corp. – Interactive*	2,566,661
3,070	Netflix, Inc.*	532,645

		5,746,914

Internet Software & Services* – 0.4%
20,791	AOL, Inc.	554,704
2,393	Google, Inc.	1,466,885

		2,021,589

IT Services – 0.6%
51,484	Accenture PLC	2,301,849
15,463	Teradata Corp.*	608,624

		2,910,473

Machinery – 1.9%
23,016	AGCO Corp.*	977,490
3,905	Eaton Corp.	346,881
88,591	Oshkosh Corp.*	2,614,320
80,825	The Toro Co.	4,587,627
38,901	Timken Co.	1,611,279

		10,137,597

Media – 4.0%
317,905	DISH Network Corp.	6,313,594
16,512	Liberty Media – Starz*	1,081,866
345,461	News Corp.	4,995,366
33,151	News Corp. Class B	533,068
252,410	Time Warner, Inc.	8,205,849

		21,129,743

Metals & Mining – 0.9%
39,628	Newmont Mining Corp.	2,412,156
43,355	Reliance Steel & Aluminum Co.	1,814,407
10,176	Schnitzer Steel Industries, Inc.	525,998
5,810	Southern Copper Corp.	248,668

		5,001,229

Multi-Utilities – 2.8%
97,065	Dominion Resources, Inc.	4,218,445
21,232	DTE Energy Co.	992,808
117,606	Integrys Energy Group, Inc.	6,255,463
27,374	MDU Resources Group, Inc.	545,564
162,363	NiSource, Inc.	2,810,504

		14,822,784

Oil, Gas & Consumable Fuels – 11.8%
348,765	Chevron Corp.	28,811,477
58,253	Cimarex Energy Co.	4,470,918
210,771	ConocoPhillips	12,519,797
61,045	Exxon Mobil Corp.	4,057,661
17,327	Hess Corp.	1,092,121
24,515	Sunoco, Inc.	918,577
155,578	Tesoro Corp.	2,016,291
440,571	Valero Energy Corp.	7,908,249

		61,795,091

Paper & Forest Products – 0.9%
26,190	Domtar Corp.	2,078,438
104,779	International Paper Co.	2,648,813

		4,727,251

Personal Products – 0.1%
6,791	Herbalife Ltd.	433,673

Pharmaceuticals – 8.0%
18,386	Bristol-Myers Squibb Co.	494,583
519,306	Eli Lilly & Co.	18,279,571
66,749	Forest Laboratories, Inc.*	2,206,055
10,521	Johnson & Johnson	669,872
149,537	King Pharmaceuticals, Inc.*	2,114,453
1,038,039	Pfizer, Inc.	18,061,879

		41,826,413

Professional Services – 0.4%
36,872	Manpower, Inc.	2,018,005

Real Estate Investment Trusts – 5.5%
57,986	AvalonBay Communities, Inc.	6,164,492
36,405	Plum Creek Timber Co., Inc.	1,341,160
140,271	Rayonier, Inc.	7,322,146
145,931	Simon Property Group, Inc.	14,012,295

		28,840,093

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)

Semiconductors & Semiconductor Equipment – 1.7%
83,986	Fairchild Semiconductor International, Inc.*	$946,522
335,256	Intel Corp.	6,728,588
123,523	Micron Technology, Inc.*	1,021,535

		8,696,645

Software – 2.3%
393,520	Microsoft Corp.	10,483,373
114,175	Symantec Corp.*	1,847,351

		12,330,724

Specialty Retail – 1.0%
115,210	AutoNation, Inc.*(b)	2,675,176
47,414	Urban Outfitters, Inc.*	1,458,929
39,098	Williams-Sonoma, Inc.	1,265,602

		5,399,707

Textiles, Apparel & Luxury Goods* – 0.0%
3,522	Fossil, Inc.	207,763

Thrifts & Mortgage Finance – 0.2%
112,127	Hudson City Bancorp, Inc.	1,306,280

Tobacco – 4.0%
244,973	Lorillard, Inc.	20,905,996

Wireless Telecommunication Services* – 0.6%
735,274	Sprint Nextel Corp.	3,029,329

TOTAL COMMON STOCKS
(Cost $434,419,993)		$512,404,137

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 1.9%

Repurchase Agreement – 1.9%
Joint Repurchase Agreement Account II
$10,100,000	0.224%	11/01/10	$10,100,000
Maturity Value: $10,100,189
(Cost $10,100,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $444,519,993)			$522,504,137

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 0.5%

Boston Global Investment Trust – Enhanced Portfolio II
2,501,798	0.965%	$2,504,300
(Cost $2,504,300)

TOTAL INVESTMENTS – 100.2%
(Cost $447,024,293)		$525,008,437

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(915,234)

NET ASSETS – 100.0%		$524,093,203

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(b)	All or a portion of security is on loan.

(c)	Joint repurchase agreement was entered into on October 29, 2010. Additional information appears on pages 90-91.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.

(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P Mini 500 Index	179	December 2010	$10,558,315	$54,865

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments
October 31, 2010

Shares	Description	Value

Common Stocks – 98.4%

Aerospace & Defense – 0.2%
19,044	Ceradyne, Inc.*	$453,438
3,990	Cubic Corp.	173,844

		627,282

Air Freight & Logistics* – 0.3%
11,980	Dynamex, Inc.	253,257
180,604	Pacer International, Inc.	1,005,964

		1,259,221

Airlines – 4.7%
30,816	Alaska Air Group, Inc.*	1,627,085
207,386	Allegiant Travel Co.(a)	9,765,807
229,533	JetBlue Airways Corp.*	1,602,140
447,442	Republic Airways Holdings, Inc.*	4,156,736

		17,151,768

Auto Components – 1.8%
100,928	American Axle & Manufacturing Holdings, Inc.*	930,556
132,438	Dana Holding Corp.*	1,873,998
60,532	Federal-Mogul Corp.*	1,200,350
35,160	Modine Manufacturing Co.*	475,363
43,526	Standard Motor Products, Inc.	462,681
75,643	Stoneridge, Inc.*	832,073
29,436	Superior Industries International, Inc.	528,376
4,612	TRW Automotive Holdings Corp.*	210,722

		6,514,119

Automobiles – 0.1%
6,669	Thor Industries, Inc.	210,007

Beverages – 1.0%
11,295	Hansen Natural Corp.*	578,417
141,545	National Beverage Corp.	2,024,093
13,025	The Boston Beer Co., Inc.*	932,460

		3,534,970

Biotechnology – 3.5%
52,415	Affymax, Inc.*	265,744
39,349	Alkermes, Inc.*	455,268
181,931	ARIAD Pharmaceuticals, Inc.*(a)	669,506
10,670	Cepheid, Inc.*	224,497
98,901	Cubist Pharmaceuticals, Inc.*	2,302,415
73,970	Emergent Biosolutions, Inc.*	1,336,638
57,542	Enzon Pharmaceuticals, Inc.*(a)	647,348
38,960	Martek Biosciences Corp.*	855,172
68,315	Maxygen, Inc.*	437,899
15,853	Myriad Genetics, Inc.*	315,950
378,256	Nabi Biopharmaceuticals*	1,857,237
347,683	PDL BioPharma, Inc.	1,818,382
192,245	Progenics Pharmaceuticals, Inc.*	903,552
36,352	Seattle Genetics, Inc.*	595,809

		12,685,417

Building Products – 0.5%
28,486	American Woodmark Corp.(a)	504,202
43,005	Universal Forest Products, Inc.	1,296,171

		1,800,373

Capital Markets – 1.9%
2,970	Capital Southwest Corp.	286,991
40,235	GAMCO Investors, Inc.	1,723,667
75,579	Gladstone Capital Corp.	866,891
144,519	Hercules Technology Growth Capital, Inc.	1,471,203
83,208	MCG Capital Corp.	526,707
142,259	NGP Capital Resources Co.	1,425,435
76,498	Pzena Investment Management, Inc.	517,892

		6,818,786

Chemicals – 2.1%
38,853	A. Schulman, Inc.	843,110
88,957	Omnova Solutions, Inc.*	709,877
128,503	PolyOne Corp.*	1,660,259
69,512	Spartech Corp.*	588,071
22,806	Stepan Co.	1,538,037
22,274	The Scotts Miracle-Gro Co.	1,189,432
19,666	Westlake Chemical Corp.	628,525
18,052	Zep, Inc.	327,463

		7,484,774

Commercial Banks – 4.1%
21,572	1st Source Corp.	381,177
337,630	CVB Financial Corp.(a)	2,569,364
94,369	First Bancorp(a)	1,263,601
14,083	First Bancorp, Inc.	195,472
19,113	FirstMerit Corp.	328,362
55,476	Fulton Financial Corp.	518,146
15,266	Glacier Bancorp, Inc.	198,458
73,138	Great Southern Bancorp, Inc.(a)	1,644,874
223,900	International Bancshares Corp.	3,835,407
27,292	Investors Bancorp, Inc.*	327,504
45,662	Popular, Inc.*	124,657
67,602	Renasant Corp.(a)	1,105,293
57,775	Texas Capital Bancshares, Inc.*	1,048,616
5,779	Trustmark Corp.	127,658
197,538	Wilshire Bancorp, Inc.	1,325,480

		14,994,069

Commercial Services & Supplies – 0.8%
1,897	Clean Harbors, Inc.*	133,739
71,908	HNI Corp.(a)	1,773,251
117,464	Kimball International, Inc. Class B	714,181
76,842	The Standard Register Co.	246,663

		2,867,834

Communications Equipment – 2.7%
11,999	Aruba Networks, Inc.*	262,898
9,844	Bel Fuse, Inc. Class B	224,542
7,298	DG Fastchannel, Inc.*	171,868
22,863	EchoStar Corp.*	484,696

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Communications Equipment – (continued)

197,162	Extreme Networks, Inc.*	$628,947
30,546	PC-Tel, Inc.*	180,832
58,344	Plantronics, Inc.	2,093,383
576,952	Powerwave Technologies, Inc.*(a)	1,257,755
11,479	Riverbed Technology, Inc.*	660,502
213,236	ShoreTel, Inc.*	1,334,857
227,282	Symmetricom, Inc.*	1,415,967
56,664	Tellabs, Inc.	386,448
98,580	Tollgrade Communications, Inc.*	783,711

		9,886,406

Computers & Peripherals* – 2.4%
106,192	Electronics for Imaging, Inc.	1,453,769
213,284	Imation Corp.	2,077,386
99,934	Isilon Systems, Inc.	2,845,121
26,092	Netezza Corp.	703,440
512,016	Quantum Corp.	1,730,614

		8,810,330

Construction & Engineering* – 0.0%
14,389	Dycom Industries, Inc.	153,962

Consumer Finance – 0.9%
297,473	Advance America Cash Advance Centers, Inc.	1,484,390
62,716	Rewards Network, Inc.*	859,209
21,232	World Acceptance Corp.*	916,161

		3,259,760

Distributors* – 0.0%
4,578	Core-Mark Holding Co., Inc.	151,074

Diversified Consumer Services – 0.4%
14,843	Hillenbrand, Inc.	318,976
20,943	Pre-Paid Legal Services, Inc.*(a)	1,260,350

		1,579,326

Diversified Financial Services – 1.4%
182,594	Compass Diversified Holdings	3,109,576
12,125	Life Partners Holdings, Inc.(a)	225,040
364,716	Primus Guaranty Ltd.*(a)	1,812,638

		5,147,254

Diversified Telecommunication Services* – 0.4%
59,032	IDT Corp. Class B	866,590
41,617	Neutral Tandem, Inc.	608,440

		1,475,030

Electric Utilities – 1.0%
12,696	Northeast Utilities	397,131
35,861	NV Energy, Inc.	489,861
14,307	Pinnacle West Capital Corp.	588,876
23,800	PNM Resources, Inc.	280,602
82,847	Portland General Electric Co.	1,731,503

		3,487,973

Electrical Equipment – 1.5%
26,777	Belden, Inc.	747,078
25,827	Encore Wire Corp.	536,169
21,723	General Cable Corp.*	606,941
226,865	LSI Industries, Inc.	2,098,501
73,367	Vicor Corp.	1,306,666
9,057	Woodward Governor Co.	283,846

		5,579,201

Electronic Equipment, Instruments & Components – 1.8%
94,263	Agilysys, Inc.*	565,578
148,587	Brightpoint, Inc.*	1,112,917
46,789	Ingram Micro, Inc.*	826,294
20,487	Insight Enterprises, Inc.*	309,763
76,549	Methode Electronics, Inc.	711,140
4,693	National Instruments Corp.	163,270
140,833	Power-One, Inc.*(a)	1,466,072
78,212	RadiSys Corp.*	764,131
51,258	Vishay Intertechnology, Inc.*	579,215

		6,498,380

Energy Equipment & Services – 2.0%
181,455	Complete Production Services, Inc.*	4,251,491
6,651	Dril-Quip, Inc.*	459,584
35,647	Exterran Holdings, Inc.*	897,235
14,792	Oil States International, Inc.*	756,167
38,790	RPC, Inc.	853,768

		7,218,245

Food Products – 1.3%
83,793	Dole Food Co., Inc.*(a)	772,571
39,600	J&J Snack Foods Corp.	1,697,652
48,269	Lancaster Colony Corp.	2,407,658

		4,877,881

Gas Utilities – 0.6%
31,700	Atmos Energy Corp.	933,565
31,275	Southwest Gas Corp.	1,087,119

		2,020,684

Health Care Equipment & Supplies – 2.3%
6,856	Align Technology, Inc.*	116,758
12,048	AngioDynamics, Inc.*	171,322
1,897	Atrion Corp.	308,983
101,539	Hill-Rom Holdings, Inc.	3,934,636
74,229	Invacare Corp.	2,004,183
18,404	Masimo Corp.	555,249
108,226	Medical Action Industries, Inc.*	1,073,602

		8,164,733

Health Care Providers & Services – 3.7%
13,259	AMERIGROUP Corp.*	553,298
29,383	AMN Healthcare Services, Inc.*	155,730
85,487	Assisted Living Concepts, Inc.*	2,756,956
6,192	Coventry Health Care, Inc.*	145,017
34,269	Health Net, Inc.*	921,493
130,576	Kindred Healthcare, Inc.*	1,791,503
32,443	MedCath Corp.*	321,510
104,500	Molina Healthcare, Inc.*	2,708,640

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – (continued)

137,201	PharMerica Corp.*	$1,377,498
129,328	Universal American Financial Corp.	2,079,594
19,188	WellCare Health Plans, Inc.*	533,043

		13,344,282

Hotels, Restaurants & Leisure – 2.7%
6,890	Biglari Holdings, Inc.*	2,297,057
16,361	Choice Hotels International, Inc.	622,209
84,040	Domino’s Pizza, Inc.*	1,247,154
15,990	McCormick & Schmick’s Seafood Restaurants, Inc.*	142,791
156,740	O’Charley’s, Inc.*	1,175,550
10,445	Panera Bread Co.*	934,932
124,538	Papa John’s International, Inc.*	3,216,816

		9,636,509

Household Durables – 1.4%
36,123	Blyth, Inc.	1,449,255
83,123	Furniture Brands International, Inc.*	416,446
34,325	Harman International Industries, Inc.*	1,151,604
18,822	Hooker Furniture Corp.	198,948
69,893	iRobot Corp.*	1,459,366
5,635	Mohawk Industries, Inc.*	323,111

		4,998,730

Household Products* – 0.7%
248,484	Central Garden & Pet Co.	2,596,658

Insurance – 3.0%
51,970	American Equity Investment Life Holding Co.	563,874
103,232	Aspen Insurance Holdings Ltd.	2,928,692
6,484	Axis Capital Holdings Ltd.	220,521
131,724	CNA Surety Corp.*	2,535,687
12,044	Endurance Specialty Holdings Ltd.	498,622
76,804	Flagstone Reinsurance Holdings SA	837,164
9,933	Global Indemnity PLC*	167,669
5,170	Infinity Property & Casualty Corp.	267,548
88,390	Maiden Holdings Ltd.	676,183
21,184	Platinum Underwriters Holdings Ltd.	911,971
16,889	RenaissanceRe Holdings Ltd.	1,017,731
492	White Mountains Insurance Group Ltd.	157,046

		10,782,708

Internet Software & Services – 1.8%
186,298	Internap Network Services Corp.*	931,490
37,307	LogMeIn, Inc.*	1,482,207
349,644	Marchex, Inc. Class B	2,244,715
49,961	ModusLink Global Solutions, Inc.*	331,241
512,186	RealNetworks, Inc.*	1,536,558

		6,526,211

IT Services* – 2.4%
491,867	Ciber, Inc.	1,805,152
33,625	CSG Systems International, Inc.	653,670
648,008	Lionbridge Technologies, Inc.	3,240,040
85,747	VeriFone Holdings, Inc.	2,900,821

		8,599,683

Leisure Equipment & Products – 0.6%
184,657	Nautilus, Inc.*	273,292
28,299	Polaris Industries, Inc.	2,011,776

		2,285,068

Life Sciences Tools & Services* – 0.8%
406,646	Accelrys, Inc.	2,948,184

Machinery – 4.3%
79,003	Albany International Corp.	1,611,661
17,221	Astec Industries, Inc.*	507,503
113,934	Briggs & Stratton Corp.	2,005,239
12,638	EnPro Industries, Inc.*	444,099
65,332	Kadant, Inc.*	1,284,427
29,148	Lydall, Inc.*	216,570
37,589	Miller Industries, Inc.	505,948
59,951	Mueller Industries, Inc.	1,762,559
31,368	NACCO Industries, Inc.	3,113,588
8,381	Oshkosh Corp.*	247,323
13,657	Sauer-Danfoss, Inc.*	301,956
17,363	Tecumseh Products Co.*	224,851
26,751	Tennant Co.	897,496
44,421	The Toro Co.	2,521,336

		15,644,556

Marine*(a) – 0.2%
17,107	American Commercial Lines, Inc.	567,097

Media – 0.5%
23,952	Ascent Media Corp.*	652,452
30,479	Harte-Hanks, Inc.	368,186
184,278	Journal Communications, Inc.*	849,522

		1,870,160

Metals & Mining – 1.1%
34,236	Brush Engineered Materials, Inc.*	1,134,923
90,042	Golden Star Resources Ltd.*	470,920
46,559	Kaiser Aluminum Corp.	2,094,689
9,499	Royal Gold, Inc.	470,296

		4,170,828

Multi-Utilities – 1.3%
81,482	Integrys Energy Group, Inc.	4,334,027
11,679	TECO Energy, Inc.	205,434

		4,539,461

Multiline Retail – 0.7%
181,963	Fred’s, Inc.	2,179,917
62,046	Tuesday Morning Corp.*	297,200

		2,477,117

Oil, Gas & Consumable Fuels – 3.3%
11,589	Cloud Peak Energy, Inc.*	201,301
103,517	Frontier Oil Corp.	1,371,600
19,093	SM Energy Co.	795,796

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)

24,507	Stone Energy Corp.*	$383,045
339,578	Tesoro Corp.(b)	4,400,931
207,941	USEC, Inc.*	1,116,643
186,666	W&T Offshore, Inc.	2,030,926
201,893	Western Refining, Inc.*(a)	1,342,589
14,527	World Fuel Services Corp.	410,097

		12,052,928

Paper & Forest Products – 2.0%
40,693	Clearwater Paper Corp.*	3,285,960
24,650	Domtar Corp.	1,956,224
147,613	KapStone Paper and Packaging Corp.*	1,889,446

		7,131,630

Personal Products* – 0.2%
168,242	Mannatech, Inc.	314,612
48,821	Prestige Brands Holdings, Inc.	524,826

		839,438

Pharmaceuticals* – 1.7%
169,439	DepoMed, Inc.(a)	828,557
5,499	Endo Pharmaceuticals Holdings, Inc.	202,033
52,037	Impax Laboratories, Inc.	980,377
112,336	King Pharmaceuticals, Inc.	1,588,431
108,458	Questcor Pharmaceuticals, Inc.	1,330,780
35,375	The Medicines Co.	451,739
56,000	ViroPharma, Inc.	916,160

		6,298,077

Professional Services – 1.9%
16,303	Administaff, Inc.	427,302
57,440	CDI Corp.	823,115
196,343	Kelly Services, Inc.*	2,915,694
77,654	Kforce, Inc.*	1,165,586
73,764	SFN Group, Inc.*	559,131
113,425	Volt Information Sciences, Inc.*	916,474

		6,807,302

Real Estate Investment Trusts – 7.8%
10,007	Agree Realty Corp.	255,179
81,988	American Campus Communities, Inc.	2,593,280
55,514	Equity Lifestyle Properties, Inc.	3,159,857
21,145	Federal Realty Investment Trust	1,733,467
226,025	Franklin Street Properties Corp.	3,017,434
11,541	Health Care REIT, Inc.(b)	589,745
72,282	Healthcare Realty Trust, Inc.	1,744,887
45,140	LTC Properties, Inc.	1,257,149
27,260	Mack-Cali Realty Corp.	915,391
237,986	MPG Office Trust, Inc.*(a)	644,942
46,943	National Health Investors, Inc.	2,173,461
103,825	Nationwide Health Properties, Inc.	4,239,175
108,702	Rayonier, Inc.	5,674,244
16,305	Starwood Property Trust, Inc.	329,524

		28,327,735

Road & Rail – 0.9%
72,098	Marten Transport Ltd.	1,531,362
30,946	Universal Truckload Services, Inc.*	444,075
62,888	Werner Enterprises, Inc.	1,340,772

		3,316,209

Semiconductors & Semiconductor Equipment – 3.5%
110,562	Applied Micro Circuits Corp.*	1,113,359
113,805	DSP Group, Inc.*	814,844
1,060,432	Lattice Semiconductor Corp.*	5,153,699
88,294	Micrel, Inc.	1,051,582
78,573	PLX Technology, Inc.*	279,720
103,796	RF Micro Devices, Inc.*	756,673
464,794	Silicon Image, Inc.*	2,858,483
95,140	Zoran Corp.*	673,591

		12,701,951

Software – 5.1%
16,846	Advent Software, Inc.*(a)(b)	904,967
95,103	Blackbaud, Inc.	2,414,665
110,878	CommVault Systems, Inc.*	3,207,701
36,713	Epicor Software Corp.*	345,102
51,464	Kenexa Corp.*	941,277
103,446	Manhattan Associates, Inc.*	3,184,068
36,031	MicroStrategy, Inc.*	3,265,490
6,987	Progress Software Corp.*	261,104
38,695	PROS Holdings, Inc.*	402,428
18,121	Quest Software, Inc.*	474,227
30,091	Renaissance Learning, Inc.	420,371
14,350	Solarwinds, Inc.*	260,452
47,005	The Ultimate Software Group, Inc.*	1,945,067
17,227	Websense, Inc.*	346,607

		18,373,526

Specialty Retail – 3.7%
37,090	AnnTaylor Stores Corp.*	864,197
72,537	Asbury Automotive Group, Inc.*	1,045,984
8,488	AutoNation, Inc.*	197,091
104,122	Brown Shoe Co., Inc.	1,223,433
23,310	Build-A-Bear Workshop, Inc.*	163,869
56,999	DSW, Inc.*	1,896,357
83,902	Group 1 Automotive, Inc.*	2,958,384
33,268	Lithia Motors, Inc.	362,621
22,108	Penske Automotive Group, Inc.*	297,353
14,688	PetSmart, Inc.	549,772
29,934	Shoe Carnival, Inc.*	685,489
14,268	Sonic Automotive, Inc.*	155,807
152,544	Stage Stores, Inc.	2,033,411
31,720	Ulta Salon, Cosmetics & Fragrance, Inc.*	973,487

		13,407,255

Textiles, Apparel & Luxury Goods – 1.5%
22,367	Columbia Sportswear Co.	1,168,676
47,743	Kenneth Cole Productions, Inc.*	642,143
10,426	Movado Group, Inc.*	117,188
52,207	Oxford Industries, Inc.	1,202,327

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – (continued)

61,137	Perry Ellis International, Inc.*	$1,374,360
55,765	Skechers U.S.A., Inc.*	1,084,072

		5,588,766

Thrifts & Mortgage Finance – 0.4%
22,026	Brookline Bancorp, Inc.	214,533
69,541	NewAlliance Bancshares, Inc.	896,384
13,993	Washington Federal, Inc.	210,315

		1,321,232

Tobacco* – 0.1%
123,905	Alliance One International, Inc.	547,660

Wireless Telecommunication Services – 1.4%
293,295	USA Mobility, Inc.	4,936,155

TOTAL COMMON STOCKS
(Cost $275,292,570)		$356,895,975

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 2.2%

Repurchase Agreement – 2.2%
Joint Repurchase Agreement Account II
$7,900,000	0.224%	11/01/10	$7,900,000
Maturity Value: $7,900,147
(Cost $7,900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $283,192,570)			$364,795,975

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 5.6%

Boston Global Investment Trust – Enhanced Portfolio II
20,094,701	0.965%	$20,114,796
(Cost $20,103,745)

TOTAL INVESTMENTS – 106.2%
(Cost $303,296,315)		$384,910,771

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.2)%		(22,339,210)

NET ASSETS – 100.0%		$362,571,561

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Joint repurchase agreement was entered into on October 29, 2010. Additional information appears on pages 90-91.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.

(e)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Russell Mini 2000 Index	98	December 2010	$6,881,560	$257,398

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments
October 31, 2010

Shares	Description	Value

Common Stocks – 97.9%

Aerospace & Defense – 0.5%
3,835	Cubic Corp.	$167,091
391	GeoEye, Inc.*	17,310
918	LMI Aerospace, Inc.*	14,991

		199,392

Air Freight & Logistics* – 0.3%
23,276	Pacer International, Inc.	129,647

Airlines – 5.2%
4,384	Alaska Air Group, Inc.*	231,475
27,687	Allegiant Travel Co.	1,303,781
13,939	JetBlue Airways Corp.*	97,294
46,200	Republic Airways Holdings, Inc.*	429,198

		2,061,748

Auto Components – 2.2%
9,411	American Axle & Manufacturing Holdings, Inc.*	86,769
22,817	Dana Holding Corp.*	322,861
3,087	Dorman Products, Inc.*	112,645
5,956	Standard Motor Products, Inc.	63,312
7,132	Stoneridge, Inc.*	78,452
9,114	Superior Industries International, Inc.	163,596
682	TRW Automotive Holdings Corp.*	31,161

		858,796

Beverages – 1.0%
5,943	National Beverage Corp.	84,985
4,132	The Boston Beer Co., Inc.*	295,810

		380,795

Biotechnology – 6.2%
3,075	Affymax, Inc.*	15,590
4,854	Alkermes, Inc.*	56,161
25,662	ARIAD Pharmaceuticals, Inc.*	94,436
7,376	Cepheid, Inc.*(a)	155,191
25,075	Cubist Pharmaceuticals, Inc.*(b)	583,746
13,492	Emergent Biosolutions, Inc.*	243,800
2,815	Enzon Pharmaceuticals, Inc.*	31,669
22,658	Exelixis, Inc.*	101,055
6,931	Genomic Health, Inc.*(a)	98,143
17,655	Maxygen, Inc.*	113,169
40,408	Nabi Biopharmaceuticals*	198,403
47,855	PDL BioPharma, Inc.	250,282
14,686	Progenics Pharmaceuticals, Inc.*	69,024
20,447	SciClone Pharmaceuticals, Inc.*	68,906
23,422	Seattle Genetics, Inc.*	383,887
4,388	ZIOPHARM Oncology, Inc.*	18,912

		2,482,374

Building Products – 0.3%
4,811	Simpson Manufacturing Co., Inc.	127,876

Capital Markets – 0.4%
2,947	GAMCO Investors, Inc.	126,250
5,100	Pzena Investment Management, Inc.	34,527

		160,777

Chemicals – 2.3%
2,559	Kraton Performance Polymers, Inc.*	83,065
4,631	Omnova Solutions, Inc.*	36,956
6,299	PolyOne Corp.*	81,383
17,928	Senomyx, Inc.*	89,640
7,380	Spartech Corp.*	62,435
4,425	Stepan Co.	298,422
2,083	The Scotts Miracle-Gro Co.	111,232
3,466	TPC Group, Inc.*	95,142
3,716	Zep, Inc.	67,408

		925,683

Commercial Banks – 0.0%
765	International Bancshares Corp.	13,104

Commercial Services & Supplies – 1.7%
2,276	Clean Harbors, Inc.*	160,458
14,571	HNI Corp.	359,321
2,279	Kimball International, Inc. Class B	13,856
2,867	Steelcase, Inc.	24,112
2,256	United Stationers, Inc.*	126,787

		684,534

Communications Equipment – 3.5%
3,871	Acme Packet, Inc.*	153,098
6,529	Arris Group, Inc.*	60,785
7,012	Aruba Networks, Inc.*	153,633
1,553	DG Fastchannel, Inc.*	36,573
974	EMS Technologies, Inc.*	17,376
3,312	Emulex Corp.*	37,757
12,222	Extreme Networks, Inc.*	38,988
6,000	Infinera Corp.*	49,140
13,384	Plantronics, Inc.	480,218
4,658	Riverbed Technology, Inc.*	268,021
2,233	SeaChange International, Inc.*	17,953
10,317	ShoreTel, Inc.*	64,585

		1,378,127

Computers & Peripherals* – 3.2%
6,333	Hypercom Corp.	37,745
4,681	Imation Corp.	45,593
13,616	Isilon Systems, Inc.	387,648
5,560	Netezza Corp.	149,898
77,293	Quantum Corp.	261,250
3,604	Super Micro Computer, Inc.	40,076
4,531	Synaptics, Inc.	122,020
14,182	Xyratex Ltd.	219,537

		1,263,767

Consumer Finance – 0.7%
28,663	Advance America Cash Advance Centers, Inc.	143,029
1,308	Cash America International, Inc.	46,081
1,776	Rewards Network, Inc.*	24,331
1,948	World Acceptance Corp.*	84,056

		297,497

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Distributors* – 0.4%
6,567	Audiovox Corp.	$42,554
3,854	Core-Mark Holding Co., Inc.	127,182

		169,736

Diversified Consumer Services* – 0.9%
4,522	Pre-Paid Legal Services, Inc.(a)	272,134
2,470	Steiner Leisure Ltd.	95,762

		367,896

Diversified Financial Services – 0.4%
1,508	Compass Diversified Holdings	25,681
2,927	Life Partners Holdings, Inc.(a)	54,325
13,681	Primus Guaranty Ltd.*	67,995

		148,001

Diversified Telecommunication Services* – 0.7%
12,567	Cbeyond, Inc.	170,283
4,322	IDT Corp. Class B	63,447
4,305	Neutral Tandem, Inc.	62,939

		296,669

Electric Utilities – 0.1%
1,703	PNM Resources, Inc.	20,078

Electrical Equipment – 2.0%
3,157	American Superconductor Corp.*(a)	106,233
4,945	Coleman Cable, Inc.*	35,307
1,239	Franklin Electric Co., Inc.	44,740
3,896	II-VI, Inc.*	153,269
1,640	Polypore International, Inc.*	54,563
5,905	Vicor Corp.	105,168
9,739	Woodward Governor Co.	305,220

		804,500

Electronic Equipment, Instruments & Components – 2.2%
10,334	Benchmark Electronics, Inc.*	169,788
18,843	Brightpoint, Inc.*	141,134
2,092	CTS Corp.	21,234
1,849	Electro Scientific Industries, Inc.*	21,485
7,365	Insight Enterprises, Inc.*	111,359
14,232	Methode Electronics, Inc.	132,215
1,218	National Instruments Corp.	42,374
14,667	Power-One, Inc.*(a)	152,684
6,979	RadiSys Corp.*	68,185
1,780	Vishay Precision Group, Inc.*	30,260

		890,718

Energy Equipment & Services – 1.8%
3,210	Complete Production Services, Inc.*	75,210
4,639	Dril-Quip, Inc.*	320,555
14,189	RPC, Inc.	312,300

		708,065

Food & Staples Retailing – 0.2%
1,946	PriceSmart, Inc.	57,076
1,478	Susser Holdings Corp.*	20,204

		77,280

Food Products – 1.8%
3,622	Dole Food Co., Inc.*(a)	33,395
13,724	Lancaster Colony Corp.	684,553

		717,948

Health Care Equipment & Supplies – 4.5%
7,805	Align Technology, Inc.*	132,919
1,836	Analogic Corp.	83,777
3,028	ICU Medical, Inc.*	110,522
13,783	Invacare Corp.	372,141
15,036	Masimo Corp.	453,636
4,988	Medical Action Industries, Inc.*	49,481
6,970	Meridian Bioscience, Inc.	159,543
5,226	RTI Biologics, Inc.*	12,908
9,104	STERIS Corp.	311,539
7,469	Vascular Solutions, Inc.*	80,889
823	West Pharmaceutical Services, Inc.	29,373

		1,796,728

Health Care Providers & Services – 3.3%
3,989	AMERIGROUP Corp.*	166,461
5,300	AMN Healthcare Services, Inc.*	28,090
4,106	CardioNet, Inc.*	20,941
2,720	CorVel Corp.*	121,856
2,927	Coventry Health Care, Inc.*	68,550
3,615	Five Star Quality Care, Inc.*	19,629
8,241	Health Net, Inc.*	221,601
9,566	Kindred Healthcare, Inc.*	131,246
8,658	Molina Healthcare, Inc.*	224,415
12,710	PharMerica Corp.*	127,608
6,673	Sunrise Senior Living, Inc.*	22,888
7,871	Universal American Financial Corp.	126,566
1,099	WellCare Health Plans, Inc.*	30,530

		1,310,381

Health Care Technology* – 0.2%
1,855	SXC Health Solutions Corp.	72,271
1,725	Vital Images, Inc.	22,942

		95,213

Hotels, Restaurants & Leisure – 3.6%
522	Biglari Holdings, Inc.*	174,030
9,026	Caribou Coffee Co., Inc.*	95,766
245	Chipotle Mexican Grill, Inc.*	51,501
24,007	Domino’s Pizza, Inc.*	356,264
2,845	McCormick & Schmick’s Seafood Restaurants, Inc.*	25,406
5,297	O’Charley’s, Inc.*	39,727
2,748	P.F. Chang’s China Bistro, Inc.	126,188
12,577	Papa John’s International, Inc.*	324,864
1,835	Peet’s Coffee & Tea, Inc.*	70,189
10,084	Texas Roadhouse, Inc.*	154,890
873	The Cheesecake Factory, Inc.*	25,422

		1,444,247

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)

Household Durables – 0.8%
2,635	Blyth, Inc.	$105,716
1,443	Harman International Industries, Inc.*	48,413
7,978	iRobot Corp.*	166,581

		320,710

Household Products* – 0.1%
3,827	Central Garden & Pet Co.	39,992

Insurance – 0.4%
2,058	Aspen Insurance Holdings Ltd.	58,386
930	Global Indemnity PLC*	15,698
1,679	OneBeacon Insurance Group Ltd.	23,640
946	RenaissanceRe Holdings Ltd.	57,006

		154,730

Internet Software & Services – 2.3%
1,010	AOL, Inc.*	26,947
14,511	Art Technology Group, Inc.*	60,801
3,176	LivePerson, Inc.*	29,410
7,699	LogMeIn, Inc.*	305,881
14,917	Marchex, Inc. Class B	95,767
3,658	ModusLink Global Solutions, Inc.*	24,253
1,001	Rackspace Hosting, Inc.*	24,985
43,842	RealNetworks, Inc.*	131,526
4,145	Saba Software, Inc.*	24,704
14,053	ValueClick, Inc.*	193,369

		917,643

IT Services – 3.5%
5,904	CSG Systems International, Inc.*	114,774
6,072	Diamond Management & Technology Consultants, Inc.	75,718
40,706	Lionbridge Technologies, Inc.*	203,530
1,465	ManTech International Corp.*	57,442
851	MAXIMUS, Inc.	51,596
13,400	TeleTech Holdings, Inc.*	203,412
20,990	VeriFone Holdings, Inc.*	710,092

		1,416,564

Leisure Equipment & Products – 1.5%
14,192	Brunswick Corp.	224,518
5,392	Polaris Industries, Inc.	383,317

		607,835

Life Sciences Tools & Services* – 1.0%
11,231	Accelrys, Inc.	81,425
16,181	Affymetrix, Inc.	72,491
2,351	Dionex Corp.	209,780
6,109	eResearchTechnology, Inc.	46,550

		410,246

Machinery – 4.3%
1,451	Alamo Group, Inc.	34,824
3,687	Altra Holdings, Inc.*	54,568
14,672	ArvinMeritor, Inc.*	243,262
1,580	Astec Industries, Inc.*	46,563
10,768	Briggs & Stratton Corp.	189,517
8,234	Commercial Vehicle Group, Inc.*	110,583
12,473	Lydall, Inc.*	92,674
3,811	Met-Pro Corp.	43,026
5,628	Mueller Industries, Inc.	165,463
8,612	Mueller Water Products, Inc.	26,008
2,229	NACCO Industries, Inc.	221,250
8,057	Sauer-Danfoss, Inc.*	178,140
2,206	Tecumseh Products Co.*	28,568
4,264	Tennant Co.	143,057
326	The Toro Co.	18,504
2,007	TriMas Corp.*	31,771
3,279	Twin Disc, Inc.	66,760
1,438	Xerium Technologies, Inc.*	18,680

		1,713,218

Media – 0.5%
4,157	AH Belo Corp.*	30,222
4,125	Arbitron, Inc.	104,445
1,468	Clear Channel Outdoor Holdings, Inc.*	17,440
13,571	Journal Communications, Inc.*	62,562

		214,669

Metals & Mining – 1.2%
50,500	Golden Star Resources Ltd.*	264,115
3,541	Hecla Mining Co.*	24,398
7,204	Noranda Aluminum Holding Corp.*	71,464
3,668	Stillwater Mining Co.*	65,290
945	Titanium Metals Corp.*	18,579
2,436	Worthington Industries, Inc.	37,514

		481,360

Multi-Utilities – 0.2%
1,148	Integrys Energy Group, Inc.	61,062

Multiline Retail* – 0.0%
1,177	Retail Ventures, Inc.	15,995

Oil, Gas & Consumable Fuels – 2.6%
5,142	Frontier Oil Corp.	68,132
2,346	James River Coal Co.*	40,609
14,999	Tesoro Corp.	194,387
26,143	W&T Offshore, Inc.	284,436
3,996	Western Refining, Inc.*(a)	26,573
14,999	World Fuel Services Corp.	423,422

		1,037,559

Paper & Forest Products – 1.5%
5,968	Clearwater Paper Corp.*	481,916
1,501	Domtar Corp.	119,119

		601,035

Personal Products – 0.6%
3,460	Nu Skin Enterprises, Inc.	105,876
2,665	USANA Health Sciences, Inc.*	117,047

		222,923

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Pharmaceuticals* – 2.3%
2,801	Caraco Pharmaceutical Laboratories Ltd.	$14,453
4,450	DepoMed, Inc.	21,760
12,329	Impax Laboratories, Inc.	232,278
11,778	King Pharmaceuticals, Inc.	166,541
7,825	Obagi Medical Products, Inc.	89,283
11,836	Questcor Pharmaceuticals, Inc.	145,228
6,232	The Medicines Co.	79,583
11,408	ViroPharma, Inc.	186,635

		935,761

Professional Services – 1.6%
4,050	Administaff, Inc.	106,150
6,984	CDI Corp.	100,081
21,322	Kelly Services, Inc.*	316,632
3,660	Kforce, Inc.*	54,937
2,879	Mistras Group, Inc.*	31,064
2,657	Volt Information Sciences, Inc.*	21,469

		630,333

Real Estate Investment Trusts – 1.6%
4,360	Equity Lifestyle Properties, Inc.	248,171
3,316	LTC Properties, Inc.	92,350
16,032	MPG Office Trust, Inc.*	43,447
5,376	National Health Investors, Inc.	248,909

		632,877

Road & Rail – 0.8%
10,366	Celadon Group, Inc.*	134,447
5,130	Heartland Express, Inc.	76,488
900	Marten Transport Ltd.	19,116
3,455	Universal Truckload Services, Inc.*	49,579
1,176	Werner Enterprises, Inc.	25,073

		304,703

Semiconductors & Semiconductor Equipment – 4.4%
12,855	Advanced Analogic Technologies, Inc.*	48,335
16,723	Applied Micro Circuits Corp.*	168,401
482	Cabot Microelectronics Corp.*	18,620
11,253	Integrated Silicon Solution, Inc.*	84,510
86,509	Lattice Semiconductor Corp.*	420,434
25,267	Micrel, Inc.	300,930
1,462	MIPS Technologies, Inc.*	21,491
21,540	PLX Technology, Inc.*	76,682
51,586	RF Micro Devices, Inc.*	376,062
4,809	Standard Microsystems Corp.*	116,089
16,767	Zoran Corp.*	118,710

		1,750,264

Software – 8.7%
4,699	Actuate Corp.*	22,743
6,924	Advent Software, Inc.*(a)(b)	371,957
13,613	Blackbaud, Inc.	345,634
4,013	Bottomline Technologies, Inc.*	72,314
13,452	CommVault Systems, Inc.*	389,166
2,563	Deltek, Inc.*	20,145
1,066	ePlus, Inc.*	22,418
7,054	Kenexa Corp.*	129,018
4,587	Magma Design Automation, Inc.*	19,678
9,466	Manhattan Associates, Inc.*	291,364
11,050	Mentor Graphics Corp.*	119,340
4,685	MicroStrategy, Inc.*	424,602
2,562	OPNET Technologies, Inc.	50,497
3,926	PROS Holdings, Inc.*	40,831
7,874	QAD, Inc.*	33,937
15,395	Quest Software, Inc.*	402,887
10,134	Renaissance Learning, Inc.	141,572
2,827	Solarwinds, Inc.*	51,310
6,802	Taleo Corp.*	195,149
3,533	TeleNav, Inc.*	22,223
7,597	The Ultimate Software Group, Inc.*	314,364

		3,481,149

Specialty Retail – 4.7%
12,421	AnnTaylor Stores Corp.*	289,409
2,420	AutoNation, Inc.*	56,192
2,879	Brown Shoe Co., Inc.	33,828
10,053	DSW, Inc.*	334,463
9,140	Group 1 Automotive, Inc.*	322,277
6,078	Hibbett Sports, Inc.*	163,802
4,250	Lithia Motors, Inc.	46,325
7,127	Penske Automotive Group, Inc.*	95,858
12,441	Sonic Automotive, Inc.*	135,856
6,793	Ulta Salon, Cosmetics & Fragrance, Inc.*	208,477
6,943	Zumiez, Inc.*	182,046

		1,868,533

Textiles, Apparel & Luxury Goods – 2.7%
4,333	Crocs, Inc.*	60,359
8,762	Oxford Industries, Inc.	201,789
1,683	Perry Ellis International, Inc.*	37,834
6,658	Skechers U.S.A., Inc.*	129,431
11,331	The Timberland Co.*	237,724
5,076	Under Armour, Inc.*(a)	236,948
1,686	Volcom, Inc.*	28,949
4,796	Wolverine World Wide, Inc.	139,659

		1,072,693

Tobacco* – 0.1%
13,432	Alliance One International, Inc.	59,369

Wireless Telecommunication Services – 0.9%
22,332	USA Mobility, Inc.	375,848

TOTAL COMMON STOCKS
(Cost $31,803,884)		$39,138,648

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Exchange Traded Fund – 0.1%

Other – 0.1%
400	iShares Russell 2000 Growth Index Fund	$31,232
(Cost $32,842)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 2.2%

Repurchase Agreement – 2.2%
Joint Repurchase Agreement Account II
$900,000	0.224%	11/01/10	$900,000
Maturity Value: $900,017
(Cost $900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $32,736,726)			$40,069,880

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 2.4%

Boston Global Investment Trust – Enhanced Portfolio II
941,171	0.965%	$942,112
(Cost $941,171)

TOTAL INVESTMENTS – 102.6%
(Cost $33,677,897)		$41,011,992

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.6)%		(1,050,513)

NET ASSETS – 100.0%		$39,961,479

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Joint repurchase agreement was entered into on October 29, 2010. Additional information appears on pages 90-91.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.

(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Russell Mini 2000 Index	9	December 2010	$631,980	$49,261

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments
October 31, 2010

Shares	Description	Value

Common Stocks – 98.1%

Aerospace & Defense – 0.5%
21,853	Ceradyne, Inc.*	$520,320
2,669	Ducommun, Inc.	57,303
11,550	LMI Aerospace, Inc.*	188,612

		766,235

Air Freight & Logistics* – 0.3%
15,598	Dynamex, Inc.	329,742
24,024	Pacer International, Inc.	133,813

		463,555

Airlines – 5.4%
13,719	Alaska Air Group, Inc.*	724,363
61,346	Allegiant Travel Co.(a)	2,888,783
199,630	JetBlue Airways Corp.*	1,393,417
206,529	Republic Airways Holdings, Inc.*	1,918,655
43,995	SkyWest, Inc.	666,964

		7,592,182

Auto Components – 1.1%
36,275	Dana Holding Corp.*	513,291
22,239	Modine Manufacturing Co.*	300,671
22,870	Spartan Motors, Inc.	116,180
6,320	Standard Motor Products, Inc.	67,182
14,826	Stoneridge, Inc.*	163,086
22,384	Superior Industries International, Inc.	401,793

		1,562,203

Beverages – 0.3%
14,754	National Beverage Corp.	210,982
2,361	The Boston Beer Co., Inc.*	169,024

		380,006

Biotechnology* – 0.8%
18,073	Emergent Biosolutions, Inc.	326,579
10,307	Enzon Pharmaceuticals, Inc.	115,954
20,787	Martek Biosciences Corp.	456,275
33,046	Nabi Biopharmaceuticals	162,256
26,378	Progenics Pharmaceuticals, Inc.	123,976

		1,185,040

Building Products – 0.5%
7,390	American Woodmark Corp.	130,803
4,279	Simpson Manufacturing Co., Inc.	113,736
17,307	Universal Forest Products, Inc.	521,633

		766,172

Capital Markets – 3.0%
46,273	American Capital Ltd.*	322,986
47,603	BlackRock Kelso Capital Corp.	557,907
6,710	Calamos Asset Management, Inc.	80,453
1,932	Capital Southwest Corp.(b)	186,689
14,483	GAMCO Investors, Inc.	620,452
25,395	Gladstone Capital Corp.	291,281
9,373	Golub Capital BDC, Inc.	149,124
48,798	Hercules Technology Growth Capital, Inc.	496,764
6,445	International Assets Holding Corp.*	142,112
7,085	MVC Capital, Inc.	94,585
76,775	NGP Capital Resources Co.	769,285
44,217	TICC Capital Corp.	457,204

		4,168,842

Chemicals – 2.5%
35,448	A. Schulman, Inc.	769,222
5,778	Ferro Corp.*	79,274
6,180	Innophos Holdings, Inc.	226,930
4,636	Kraton Performance Polymers, Inc.*	150,484
2,903	Minerals Technologies, Inc.	170,319
26,285	OM Group, Inc.*	874,502
53,122	PolyOne Corp.*	686,336
29,178	Spartech Corp.*	246,846
2,843	Stepan Co.	191,732
1,701	TPC Group, Inc.*	46,692

		3,442,337

Commercial Banks – 9.0%
10,558	1st Source Corp.	186,560
33,259	Banco Latinoamericano de Comercio Exterior SA Class E	512,521
139,861	CVB Financial Corp.(a)	1,064,342
3,725	Danvers Bancorp, Inc.	55,987
19,102	F.N.B. Corp.	162,367
28,175	First Bancorp	377,263
31,009	First Financial Bancorp	522,192
7,450	First Interstate BancSystem, Inc.	96,552
28,376	FirstMerit Corp.	487,500
18,668	Fulton Financial Corp.	174,359
39,696	Glacier Bancorp, Inc.	516,048
17,468	Great Southern Bancorp, Inc.(a)	392,855
2,293	Home Bancshares, Inc.	47,167
122,727	International Bancshares Corp.	2,102,314
107,020	Investors Bancorp, Inc.*	1,284,240
6,175	Lakeland Financial Corp.	117,263
4,164	Park National Corp.	272,118
55,825	Popular, Inc.*	152,402
5,221	Prosperity Bancshares, Inc.	162,321
33,225	Renasant Corp.(a)	543,229
27,147	Southwest Bancorp, Inc.	268,755
50,912	Susquehanna Bancshares, Inc.(a)	402,205
20,306	SVB Financial Group*	880,062
48,955	Texas Capital Bancshares, Inc.*	888,533
3,912	TriCo Bancshares	60,988
3,076	Trustmark Corp.	67,949
10,931	United Bankshares, Inc.(a)	292,076
84,003	Wilshire Bancorp, Inc.(a)	563,660

		12,653,828

Commercial Services & Supplies – 0.8%
22,543	EnergySolutions	105,727
43,463	Kimball International, Inc. Class B	264,255
9,112	Steelcase, Inc.	76,632
11,216	United Stationers, Inc.*	630,339

		1,076,953

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)

Communications Equipment – 0.9%
4,675	Calix, Inc.*(a)	$59,092
4,566	EchoStar Corp.*	96,799
104,565	Extreme Networks, Inc.*	333,563
5,978	Plantronics, Inc.	214,491
81,695	Powerwave Technologies, Inc.*(a)	178,095
65,958	Symmetricom, Inc.*	410,918

		1,292,958

Computers & Peripherals* – 1.6%
46,971	Electronics for Imaging, Inc.	643,033
67,110	Imation Corp.	653,652
15,909	Isilon Systems, Inc.	452,929
147,927	Quantum Corp.	499,993

		2,249,607

Consumer Finance – 1.7%
125,812	Advance America Cash Advance Centers, Inc.	627,802
18,012	Cash America International, Inc.	634,562
5,898	First Cash Financial Services, Inc.*	171,455
15,307	Rewards Network, Inc.*	209,706
18,352	World Acceptance Corp.*	791,889

		2,435,414

Containers & Packaging* – 0.2%
30,595	Boise, Inc.	221,814

Distributors* – 0.1%
2,678	Core-Mark Holding Co., Inc.	88,374

Diversified Financial Services – 1.3%
73,816	Compass Diversified Holdings	1,257,087
9,599	Life Partners Holdings, Inc.(a)	178,157
85,559	Primus Guaranty Ltd.*	425,228

		1,860,472

Diversified Telecommunication Services* – 0.4%
37,313	IDT Corp. Class B	547,755

Electric Utilities – 2.8%
1,477	IDACORP, Inc.	54,353
112,716	PNM Resources, Inc.	1,328,922
123,610	Portland General Electric Co.	2,583,449

		3,966,724

Electrical Equipment – 0.8%
9,209	Encore Wire Corp.	191,179
1,309	II-VI, Inc.*	51,496
69,049	LSI Industries, Inc.	638,703
11,900	Vicor Corp.	211,939

		1,093,317

Electronic Equipment, Instruments & Components – 1.7%
35,155	Agilysys, Inc.*	210,930
15,551	Benchmark Electronics, Inc.*	255,503
23,445	CTS Corp.	237,967
11,080	DDi Corp.	113,902
36,047	Insight Enterprises, Inc.*	545,031
47,990	Methode Electronics, Inc.	445,827
8,012	Newport Corp.*	116,414
21,849	Power-One, Inc.*(a)	227,448
16,737	RadiSys Corp.*	163,521

		2,316,543

Energy Equipment & Services – 2.5%
41,861	Allis-Chalmers Energy, Inc.*	215,165
20,114	Basic Energy Services, Inc.*	222,461
111,795	Complete Production Services, Inc.*	2,619,357
5,412	Dawson Geophysical Co.*	134,434
7,134	Newpark Resources, Inc.*	41,948
7,873	RPC, Inc.	173,285
2,436	T-3 Energy Services, Inc.*	81,533
14,910	Union Drilling, Inc.*	68,139

		3,556,322

Food & Staples Retailing – 0.3%
2,151	Casey’s General Stores, Inc.	89,180
13,312	Ingles Markets, Inc.	244,408
7,174	Susser Holdings Corp.*	98,069

		431,657

Food Products – 1.3%
80,513	Dole Food Co., Inc.*(a)	742,330
15,642	Fresh Del Monte Produce, Inc.*	346,157
21,754	John B. Sanfilippo & Son, Inc.*	291,939
9,472	Lancaster Colony Corp.	472,463

		1,852,889

Gas Utilities – 2.0%
8,399	Nicor, Inc.	400,044
68,365	Southwest Gas Corp.	2,376,367
1,123	WGL Holdings, Inc.	43,292

		2,819,703

Health Care Equipment & Supplies – 0.3%
10,376	Invacare Corp.	280,152
12,852	Medical Action Industries, Inc.*	127,492

		407,644

Health Care Providers & Services* – 2.5%
11,732	AMERIGROUP Corp.	489,576
8,856	Assisted Living Concepts, Inc.	285,606
1,768	Health Net, Inc.	47,542
49,252	Kindred Healthcare, Inc.	675,737
27,902	Molina Healthcare, Inc.	723,220
45,651	Universal American Financial Corp.	734,068
17,440	WellCare Health Plans, Inc.	484,483

		3,440,232

Hotels, Restaurants & Leisure* – 1.9%
2,778	Biglari Holdings, Inc.	926,157
6,540	Boyd Gaming Corp.	54,347
50,222	Domino’s Pizza, Inc.	745,295
60,496	O’Charley’s, Inc.(a)	453,720
16,395	Papa John’s International, Inc.	423,483

		2,603,002

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Household Durables – 1.0%
14,989	Blyth, Inc.	$601,359
6,605	CSS Industries, Inc.	110,502
39,744	Furniture Brands International, Inc.*	199,117
5,491	Harman International Industries, Inc.*	184,223
15,754	Hooker Furniture Corp.	166,520
3,009	Mohawk Industries, Inc.*	172,536

		1,434,257

Household Products* – 0.5%
61,857	Central Garden & Pet Co.	646,406

Industrial Conglomerates – 0.3%
125	Seaboard Corp.	231,756
4,548	Standex International Corp.	122,478
4,608	Tredegar Corp.	88,888

		443,122

Insurance – 6.0%
34,961	American Equity Investment Life Holding Co.	379,327
5,366	American Safety Insurance Holdings Ltd.*	99,647
15,285	Aspen Insurance Holdings Ltd.	433,635
38,800	CNA Surety Corp.*	746,900
38,649	CNO Financial Group, Inc.*	210,251
29,880	Employers Holdings, Inc.	483,757
22,454	First Mercury Financial Corp.	366,000
137,179	Flagstone Reinsurance Holdings SA	1,495,251
15,488	Global Indemnity PLC*	261,437
1,384	Harleysville Group, Inc.	47,513
1,839	Infinity Property & Casualty Corp.	95,168
5,252	Kansas City Life Insurance Co.	166,804
61,667	Maiden Holdings Ltd.	471,753
7,157	Montpelier Re Holdings Ltd.	131,116
3,073	NYMAGIC, Inc.	78,884
50,623	Platinum Underwriters Holdings Ltd.	2,179,320
8,928	Presidential Life Corp.	85,441
1,817	RenaissanceRe Holdings Ltd.	109,492
1,923	Safety Insurance Group, Inc.	89,343
25,987	SeaBright Holdings, Inc.	217,511
11,604	United Fire & Casualty Co.	232,428

		8,380,978

Internet & Catalog Retail – 0.1%
24,857	Gaiam, Inc.	175,490

Internet Software & Services – 0.8%
49,530	Internap Network Services Corp.*	247,650
72,386	Marchex, Inc. Class B	464,718
120,015	RealNetworks, Inc.*	360,045

		1,072,413

IT Services* – 1.4%
133,641	Ciber, Inc.	490,462
7,874	CSG Systems International, Inc.	153,071
66,490	Lionbridge Technologies, Inc.	332,450
4,967	ManTech International Corp.	194,756
22,448	VeriFone Holdings, Inc.	759,416

		1,930,155

Leisure Equipment & Products – 0.2%
30,199	Callaway Golf Co.	207,769
50,333	Nautilus, Inc.*	74,493

		282,262

Life Sciences Tools & Services* – 0.6%
48,238	Accelrys, Inc.	349,725
64,931	Affymetrix, Inc.	290,891
39,695	Albany Molecular Research, Inc.	254,048

		894,664

Machinery – 3.9%
23,411	Albany International Corp.	477,584
5,747	American Railcar Industries, Inc.*	88,561
4,902	Astec Industries, Inc.*	144,462
31,048	Briggs & Stratton Corp.	546,445
18,363	EnPro Industries, Inc.*	645,276
20,596	Kadant, Inc.*	404,917
32,415	Miller Industries, Inc.	436,306
45,005	Mueller Industries, Inc.	1,323,147
10,248	NACCO Industries, Inc.	1,017,216
3,642	Sauer-Danfoss, Inc.*	80,525
22,287	Tecumseh Products Co.*	288,617

		5,453,056

Marine*(a) – 0.4%
17,560	American Commercial Lines, Inc.	582,114

Media* – 0.5%
7,622	AH Belo Corp.	55,412
9,071	Ascent Media Corp.	247,094
82,292	Journal Communications, Inc.	379,366

		681,872

Metals & Mining – 1.2%
18,843	Brush Engineered Materials, Inc.*	624,645
9,010	Haynes International, Inc.	326,703
20,289	Hecla Mining Co.*(a)	139,791
12,724	Kaiser Aluminum Corp.	572,453
3,983	Olympic Steel, Inc.	89,299

		1,752,891

Multi-Utilities – 1.0%
38,123	Black Hills Corp.	1,213,836
3,636	Integrys Energy Group, Inc.	193,399

		1,407,235

Multiline Retail – 0.7%
4,229	Dillard’s, Inc.	107,882
64,292	Fred’s, Inc.	770,218
18,588	Tuesday Morning Corp.*	89,036

		967,136

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)

Oil, Gas & Consumable Fuels – 4.0%
20,331	Delek US Holdings, Inc.	$149,433
24,154	Frontier Oil Corp.	320,040
59,692	International Coal Group, Inc.*	335,469
5,864	James River Coal Co.*	101,506
29,947	PetroQuest Energy, Inc.*	167,104
3,328	REX American Resources Corp.*	55,212
34,946	Stone Energy Corp.*	546,206
88,127	Tesoro Corp.(b)	1,142,126
91,866	USEC, Inc.*	493,320
91,382	W&T Offshore, Inc.	994,236
184,438	Western Refining, Inc.*(a)	1,226,513
2,259	World Fuel Services Corp.	63,772

		5,594,937

Paper & Forest Products – 1.9%
15,758	Buckeye Technologies, Inc.	284,432
20,376	Clearwater Paper Corp.*	1,645,362
2,830	Domtar Corp.	224,589
35,575	KapStone Paper and Packaging Corp.*	455,360

		2,609,743

Personal Products* – 0.5%
77,477	Mannatech, Inc.(a)	144,882
55,416	Prestige Brands Holdings, Inc.	595,722

		740,604

Pharmaceuticals* – 1.3%
23,874	Impax Laboratories, Inc.	449,786
23,890	King Pharmaceuticals, Inc.	337,805
7,242	Par Pharmaceutical Cos., Inc.	235,437
15,760	The Medicines Co.	201,255
37,355	ViroPharma, Inc.	611,128

		1,835,411

Professional Services – 1.1%
30,594	CDI Corp.	438,412
61,355	Kelly Services, Inc.*	911,122
8,316	SFN Group, Inc.*	63,035
19,282	Volt Information Sciences, Inc.*	155,799

		1,568,368

Real Estate Investment Trusts – 12.8%
11,186	Acadia Realty Trust	213,429
19,980	Agree Realty Corp.	509,490
65,801	American Campus Communities, Inc.	2,081,286
6,822	Anworth Mortgage Asset Corp.	47,822
46,875	Ashford Hospitality Trust*	475,781
6,657	Chatham Lodging Trust	122,755
28,471	Chesapeake Lodging Trust	511,909
7,882	CreXus Investment Corp.	99,707
2,379	EastGroup Properties, Inc.	96,302
26,441	Equity Lifestyle Properties, Inc.	1,505,022
17,890	Excel Trust, Inc.	205,198
61,714	Extra Space Storage, Inc.	999,767
87,707	Franklin Street Properties Corp.	1,170,888
59,030	Healthcare Realty Trust, Inc.	1,424,984
5,415	Highwoods Properties, Inc.	179,399
38,707	LTC Properties, Inc.	1,077,990
190,267	MPG Office Trust, Inc.*(a)	515,624
23,310	National Health Investors, Inc.	1,079,253
32,815	National Retail Properties, Inc.	889,286
67,822	OMEGA Healthcare Investors, Inc.	1,559,906
3,737	One Liberty Properties, Inc.	59,643
19,163	Pebblebrook Hotel Trust*	375,403
10,293	Pennymac Mortgage Investment Trust	177,657
37,858	Potlatch Corp.	1,289,065
1,158	Rayonier, Inc.	60,448
7,572	Retail Opportunity Investments Corp.	72,691
29,828	Starwood Property Trust, Inc.	602,824
12,083	Universal Health Realty Income Trust	448,883
8,748	Urstadt Biddle Properties	168,049

		18,020,461

Road & Rail – 0.9%
8,030	Saia, Inc.*	116,274
13,865	Universal Truckload Services, Inc.*	198,963
42,451	Werner Enterprises, Inc.	905,055

		1,220,292

Semiconductors & Semiconductor Equipment* – 2.0%
28,303	DSP Group, Inc.	202,650
10,636	Integrated Silicon Solution, Inc.	79,876
254,341	Lattice Semiconductor Corp.	1,236,097
25,636	Photronics, Inc.	160,994
140,199	Silicon Image, Inc.	862,224
3,194	Standard Microsystems Corp.	77,103
34,885	Zoran Corp.	246,986

		2,865,930

Software – 1.5%
2,826	Blackbaud, Inc.	71,752
14,872	CommVault Systems, Inc.*	430,247
6,593	Epicor Software Corp.*	61,974
27,073	Mentor Graphics Corp.*	292,389
6,869	MicroStrategy, Inc.*	622,538
24,917	QAD, Inc.*	107,392
19,030	Quest Software, Inc.*	498,015

		2,084,307

Specialty Retail – 2.8%
8,718	Asbury Automotive Group, Inc.*	125,714
34,377	Brown Shoe Co., Inc.	403,930
19,148	Build-A-Bear Workshop, Inc.*	134,610
4,183	DSW, Inc.*	139,168
33,077	Group 1 Automotive, Inc.*	1,166,295
34,215	Lithia Motors, Inc.	372,943
8,753	Penske Automotive Group, Inc.*	117,728
12,614	Shoe Carnival, Inc.*	288,861

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Specialty Retail – (continued)

25,048	Sonic Automotive, Inc.*	$273,524
72,703	Stage Stores, Inc.	969,131

		3,991,904

Textiles, Apparel & Luxury Goods – 1.2%
7,059	Columbia Sportswear Co.(a)	368,833
28,804	Kenneth Cole Productions, Inc.*	387,414
11,299	Movado Group, Inc.*	127,001
7,028	Oxford Industries, Inc.	161,855
26,199	Perry Ellis International, Inc.*	588,953
2,408	The Timberland Co.*	50,520

		1,684,576

Thrifts & Mortgage Finance – 1.8%
51,474	Astoria Financial Corp.	639,307
57,379	Brookline Bancorp, Inc.	558,871
82,431	NewAlliance Bancshares, Inc.	1,062,536
15,101	Northwest Bancshares, Inc.	171,245
5,892	Provident Financial Services, Inc.	74,475

		2,506,434

Tobacco – 0.5%
66,113	Alliance One International, Inc.*	292,220
10,276	Universal Corp.	425,837

		718,057

Trading Companies & Distributors* – 0.1%
9,894	H&E Equipment Services, Inc.	96,170

Wireless Telecommunication Services – 0.6%
50,890	USA Mobility, Inc.	856,479

TOTAL COMMON STOCKS
(Cost $113,494,212)		$137,739,504

Expiration
Units	Description	Month	Value

Warrant* – 0.0%

635	Granite Broadcasting Corp.	06/12	$—
(Cost $12,055)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 2.3%

Repurchase Agreement – 2.3%
Joint Repurchase Agreement Account II
$3,200,000	0.224%	11/01/10	$3,200,000
Maturity Value: $3,200,060
(Cost $3,200,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $116,706,267)			$140,939,504

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 4.6%

Boston Global Investment Trust – Enhanced Portfolio II
6,446,784	0.965%	$6,453,231
(Cost $6,451,325)

TOTAL INVESTMENTS – 105.0%
(Cost $123,157,592)		$147,392,735

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.0)%		(7,075,672)

NET ASSETS – 100.0%		$140,317,063

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Joint repurchase agreement was entered into on October 29, 2010. Additional information appears on pages 90-91.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.

(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Russell Mini 2000 Index	36	December 2010	$2,527,920	$197,044

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments
October 31, 2010

Shares	Description	Value

Common Stocks – 97.9%

Aerospace & Defense – 2.5%
61,859	Honeywell International, Inc.	$2,914,178
93,582	Northrop Grumman Corp.	5,915,318
6,463	Rockwell Collins, Inc.	391,076
39,916	The Boeing Co.	2,819,666

		12,040,238

Air Freight & Logistics – 2.4%
12,459	FedEx Corp.	1,092,904
150,168	United Parcel Service, Inc. Class B	10,112,313

		11,205,217

Auto Components – 1.1%
12,128	Autoliv, Inc.	864,726
84,104	Johnson Controls, Inc.	2,953,733
33,236	TRW Automotive Holdings Corp.*	1,518,553

		5,337,012

Beverages – 0.9%
8,845	Hansen Natural Corp.*	452,952
4,233	Molson Coors Brewing Co. Class B	199,925
60,163	The Coca-Cola Co.	3,689,195

		4,342,072

Biotechnology* – 2.7%
111,504	Amgen, Inc.	6,376,914
7,722	Biogen Idec, Inc.	484,247
30,412	Celgene Corp.	1,887,673
3,683	Cephalon, Inc.	244,698
90,769	Gilead Sciences, Inc.	3,600,806

		12,594,338

Building Products* – 0.1%
7,717	Armstrong World Industries, Inc.	322,185

Capital Markets – 1.4%
146,696	Bank of New York Mellon Corp.	3,676,202
8,201	Franklin Resources, Inc.	940,655
90,828	SEI Investments Co.	2,011,840

		6,628,697

Chemicals – 1.5%
13,273	Ashland, Inc.	685,285
12,370	E.I. du Pont de Nemours and Co.	584,854
29,655	Eastman Chemical Co.	2,329,993
78,056	Huntsman Corp.	1,081,076
15,155	Monsanto Co.	900,510
15,467	The Scotts Miracle-Gro Co.	825,938
8,221	The Sherwin-Williams Co.	599,886

		7,007,542

Commercial Banks – 2.4%
38,296	BB&T Corp.	896,509
7,486	PNC Financial Services Group, Inc.	403,495
115,903	U.S. Bancorp	2,802,535
278,970	Wells Fargo & Co.	7,275,538

		11,378,077

Communications Equipment – 2.2%
347,242	Cisco Systems, Inc.*	7,927,535
214,570	Motorola, Inc.*	1,748,746
78,337	Tellabs, Inc.	534,258

		10,210,539

Computers & Peripherals – 2.1%
352,836	Dell, Inc.*	5,073,782
26,279	Hewlett-Packard Co.	1,105,295
5,425	Lexmark International, Inc.*	206,313
29,329	NetApp, Inc.*	1,561,769
41,901	QLogic Corp.*	736,200
7,968	SanDisk Corp.*	299,437
33,497	Western Digital Corp.*	1,072,574

		10,055,370

Consumer Finance – 0.8%
106,414	Capital One Financial Corp.	3,966,050

Diversified Financial Services – 3.1%
297,046	Bank of America Corp.	3,398,206
559,949	Citigroup, Inc.*	2,334,987
228,692	JPMorgan Chase & Co.	8,605,680
6,882	Moody’s Corp.	186,227

		14,525,100

Diversified Telecommunication Services – 2.5%
343,990	AT&T, Inc.(a)	9,803,715
59,047	Verizon Communications, Inc.	1,917,256

		11,720,971

Electric Utilities – 1.6%
301,575	Duke Energy Corp.	5,491,681
49,890	Exelon Corp.	2,036,510

		7,528,191

Electrical Equipment – 1.1%
86,041	Emerson Electric Co.	4,723,651
9,709	Rockwell Automation, Inc.	605,550

		5,329,201

Electronic Equipment, Instruments & Components – 1.4%
103,987	Flextronics International Ltd.*	744,547
173,423	Ingram Micro, Inc.*	3,062,650
86,717	Tyco Electronics Ltd.	2,747,195

		6,554,392

Energy Equipment & Services – 0.4%
28,453	Schlumberger Ltd.	1,988,580

Food & Staples Retailing – 1.1%
5,216	Costco Wholesale Corp.	327,408
90,383	Wal-Mart Stores, Inc.	4,896,047

		5,223,455

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Food Products – 1.8%
168,012	Archer-Daniels-Midland Co.	$5,598,160
4,244	Corn Products International, Inc.	180,582
183,400	Tyson Foods, Inc.	2,851,870

		8,630,612

Health Care Equipment & Supplies* – 0.7%
250,705	Boston Scientific Corp.	1,599,498
75,951	CareFusion Corp.	1,833,457

		3,432,955

Health Care Providers & Services – 2.2%
100,554	Cardinal Health, Inc.	3,488,218
12,454	Coventry Health Care, Inc.*	291,673
7,883	Health Net, Inc.*	211,974
21,854	Humana, Inc.*	1,273,870
44,587	UnitedHealth Group, Inc.	1,607,361
66,674	WellPoint, Inc.*	3,623,065

		10,496,161

Hotels, Restaurants & Leisure – 1.8%
58,486	Carnival Corp.	2,524,841
19,212	McDonald’s Corp.	1,494,117
166,665	Starbucks Corp.	4,746,619

		8,765,577

Household Durables* – 0.6%
38,822	Harman International Industries, Inc.	1,302,478
24,871	Mohawk Industries, Inc.	1,426,103

		2,728,581

Household Products – 2.7%
18,955	Colgate-Palmolive Co.	1,461,810
175,851	The Procter & Gamble Co.	11,178,848

		12,640,658

Independent Power Producers & Energy Traders – 0.1%
4,771	Constellation Energy Group, Inc.	144,275
9,414	NRG Energy, Inc.*	187,433

		331,708

Industrial Conglomerates – 1.5%
405,978	General Electric Co.	6,503,767
23,224	Textron, Inc.	483,524

		6,987,291

Insurance – 2.9%
5,269	ACE Ltd.	313,084
4,943	Aspen Insurance Holdings Ltd.	140,233
6,382	Assurant, Inc.	252,344
22,656	Berkshire Hathaway, Inc. Class B*	1,802,511
52,117	Loews Corp.	2,057,579
68,929	MetLife, Inc.	2,779,907
3,337	RenaissanceRe Holdings Ltd.	201,088
12,860	The Travelers Cos., Inc.	709,872
237,567	Unum Group	5,326,252

		13,582,870

Internet & Catalog Retail – 1.6%
40,451	Amazon.com, Inc.*	6,680,078
35,896	Expedia, Inc.	1,039,189

		7,719,267

Internet Software & Services* – 2.8%
8,266	eBay, Inc.	246,436
20,929	Google, Inc.	12,829,268

		13,075,704

IT Services – 2.4%
224,125	Accenture PLC	10,020,629
28,418	Teradata Corp.*	1,118,532

		11,139,161

Machinery – 2.5%
21,069	AGCO Corp.*	894,800
8,032	CNH Global NV*	318,790
22,545	Cummins, Inc.	1,986,215
19,112	Eaton Corp.	1,697,719
56,012	Oshkosh Corp.*	1,652,914
9,936	Parker Hannifin Corp.	760,601
62,975	The Toro Co.	3,574,461
18,445	Timken Co.	763,992

		11,649,492

Media – 3.5%
115,703	Comcast Corp.	2,381,168
152,020	Comcast Corp. Special Class A	2,938,547
198,539	DISH Network Corp.	3,942,985
76,879	News Corp.	1,111,670
187,838	Time Warner, Inc.	6,106,613

		16,480,983

Metals & Mining – 1.8%
17,164	Freeport-McMoRan Copper & Gold, Inc.	1,625,087
77,467	Newmont Mining Corp.	4,715,416
18,688	Schnitzer Steel Industries, Inc.	965,983
23,961	Southern Copper Corp.	1,025,531

		8,332,017

Multi-Utilities – 1.2%
4,143	Consolidated Edison, Inc.	205,990
45,461	Dominion Resources, Inc.	1,975,735
49,137	Integrys Energy Group, Inc.	2,613,597
45,887	NiSource, Inc.	794,304
9,092	TECO Energy, Inc.	159,928

		5,749,554

Multiline Retail* – 0.1%
14,193	Big Lots, Inc.	445,234

Oil, Gas & Consumable Fuels – 10.8%
157,172	Chevron Corp.	12,983,979
8,161	Cimarex Energy Co.	626,357
174,993	ConocoPhillips	10,394,584
27,909	Devon Energy Corp.	1,814,643

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)

286,975	Exxon Mobil Corp.	$19,075,228
13,481	Hess Corp.	849,707
20,255	Sunoco, Inc.	758,955
10,886	Tesoro Corp.	141,083
246,246	Valero Energy Corp.	4,420,116

		51,064,652

Paper & Forest Products – 0.6%
2,847	Domtar Corp.	225,938
97,783	International Paper Co.	2,471,954

		2,697,892

Personal Products – 0.1%
5,823	Herbalife Ltd.	371,857

Pharmaceuticals – 5.9%
427,582	Eli Lilly & Co.	15,050,886
21,786	Johnson & Johnson	1,387,115
647,398	Pfizer, Inc.	11,264,725

		27,702,726

Professional Services – 0.1%
8,168	Manpower, Inc.	447,035

Real Estate Investment Trusts – 3.3%
10,251	AvalonBay Communities, Inc.	1,089,784
13,776	Plum Creek Timber Co., Inc.	507,508
3,115	Public Storage	309,070
95,469	Rayonier, Inc.	4,983,482
91,652	Simon Property Group, Inc.	8,800,425

		15,690,269

Semiconductors & Semiconductor Equipment – 2.2%
421,504	Intel Corp.	8,459,585
146,438	Micron Technology, Inc.*	1,211,042
33,431	Texas Instruments, Inc.	988,555

		10,659,182

Software – 6.4%
771,429	Microsoft Corp.	20,550,869
200,416	Oracle Corp.	5,892,230
220,730	Symantec Corp.*	3,571,411

		30,014,510

Specialty Retail – 2.1%
18,469	Advance Auto Parts, Inc.	1,200,115
27,849	AutoNation, Inc.*(b)	646,654
5,841	Guess?, Inc.	227,332
42,567	Limited Brands, Inc.	1,251,044
44,317	Ross Stores, Inc.	2,614,260
75,149	Urban Outfitters, Inc.*	2,312,335
46,733	Williams-Sonoma, Inc.	1,512,747

		9,764,487

Textiles, Apparel & Luxury Goods – 0.3%
2,879	Fossil, Inc.*	169,832
13,353	NIKE, Inc. Class B	1,087,469

		1,257,301

Thrifts & Mortgage Finance – 0.1%
26,783	Hudson City Bancorp, Inc.	312,022

Tobacco – 4.1%
212,794	Lorillard, Inc.	18,159,840
22,232	Philip Morris International, Inc.	1,300,572

		19,460,412

Trading Companies & Distributors – 0.0%
3,771	MSC Industrial Direct Co., Inc.	214,721

Wireless Telecommunication Services* – 0.4%
513,562	Sprint Nextel Corp.	2,115,875

TOTAL COMMON STOCKS
(Cost $397,258,224)		$461,917,993

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 2.2%

Repurchase Agreement – 2.2%
Joint Repurchase Agreement Account II
$10,400,000	0.224%	11/01/10	$10,400,000
Maturity Value: $10,400,194
(Cost $10,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $407,658,224)			$472,317,993

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 0.0%

Boston Global Investment Trust – Enhanced Portfolio II
185,465	0.965%	$185,650
(Cost $185,650)

TOTAL INVESTMENTS – 100.1%
(Cost $407,843,874)		$472,503,643

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(548,948)

NET ASSETS – 100.0%		$471,954,695

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	All or a portion of security is on loan.

(c)	Joint repurchase agreement was entered into on October 29, 2010. Additional information appears on pages 90-91.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.

(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P Mini 500 Index	152	December 2010	$8,965,720	$485,374

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Schedule of Investments
October 31, 2010

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2010, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Balanced	$10,900,000

Structured Large Cap Growth	10,100,000

Structured Large Cap Value	10,100,000

Structured Small Cap Equity	7,900,000

Structured Small Cap Growth	900,000

Structured Small Cap Value	3,200,000

Structured U.S. Equity	10,400,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$650,000,000	0.240%	11/01/10	$650,013,000

Barclays Capital, Inc.	12,957,800,000	0.220	11/01/10	12,958,037,559

Barclays Capital, Inc.	500,000,000	0.230	11/01/10	500,009,583

BNP Paribas Securities Co.	5,000,000,000	0.220	11/01/10	5,000,091,667

BNP Paribas Securities Co.	4,200,000,000	0.230	11/01/10	4,200,080,500

Citibank N.A.	250,000,000	0.240	11/01/10	250,005,000

Citigroup Global Markets, Inc.	1,250,000,000	0.240	11/01/10	1,250,025,000

Credit Suisse Securities (USA) LLC	1,820,000,000	0.210	11/01/10	1,820,031,850

Deutsche Bank Securities, Inc.	1,000,000,000	0.210	11/01/10	1,000,017,500

Deutsche Bank Securities, Inc.	2,115,000,000	0.220	11/01/10	2,115,038,775

JPMorgan Securities	460,000,000	0.230	11/01/10	460,008,817

Merrill Lynch & Co., Inc.	850,000,000	0.240	11/01/10	850,017,000

RBS Securities, Inc.	850,000,000	0.240	11/01/10	850,017,000

UBS Securities LLC	750,000,000	0.230	11/01/10	750,014,375

Wells Fargo Securities LLC	3,250,000,000	0.230	11/01/10	3,250,062,292

TOTAL				$35,903,469,918

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At October 31, 2010, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	1.980 to 6.900%	04/06/15 to 10/29/37

Federal Home Loan Bank	4.500 to 7.125	12/13/16 to 09/14/35

Federal Home Loan Mortgage Corp.	0.000 to 7.000	11/17/10 to 05/01/48

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.000	01/15/12 to 03/15/31

Federal National Mortgage Association	0.500 to 10.350	02/01/11 to 06/01/50

Federal National Mortgage Association Interest-Only Stripped Securities	0.000	11/15/12 to 01/15/30

Federal National Mortgage Association Principal-Only Stripped Security	0.000	03/23/28

Government National Mortgage Association	3.500 to 6.000	08/15/18 to 10/20/40

U.S. Treasury Bill	0.000	10/20/11

U.S. Treasury Bonds	3.875 to 6.500	11/15/26 to 08/15/40

U.S. Treasury Inflation Protected Securities	0.500 to 3.625	01/15/11 to 04/15/28

U.S. Treasury Interest-Only Stripped Securities	0.000	11/15/12 to 11/15/24

U.S. Treasury Notes	0.375 to 11.250	04/30/11 to 08/15/20

U.S. Treasury Principal-Only Stripped Securities	0.000	11/15/16 to 05/15/20

The aggregate market value of the collateral, including accrued interest, was $36,635,467,793.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Assets and Liabilities
October 31, 2010

Balanced
Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $122,075,567, $441,852,931, $444,519,993, $283,192,570, $32,736,726, $116,706,267 and $407,658,224, respectively)(a)	$131,022,564
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (identified cost $570,022, $2,695,150, $2,504,300, $20,103,745, $941,171, $6,451,325 and $185,650, respectively)	570,620
Cash	326,707
Foreign currencies, at value (identified cost $55,955 for the Balanced Fund)	57,417
Receivables:
Investment securities sold	34,924,307
Dividends and interest, at value	437,588
Fund shares sold	134,913
Swap contracts, at value (includes upfront payments made of $62,333 for the Balanced Fund)	76,460
Due from broker — collateral for swap contracts	50,000
Due from broker — variation margin	35,670
Reimbursement from investment adviser	26,991
Foreign tax reclaims	1,568
Forward foreign currency exchange contracts, at value	1,264
Securities lending income	508
Other assets	220

Total assets	167,666,797

Liabilities:

Payables:
Investment securities purchased	39,242,528
Payable upon return of securities loaned	610,175
Fund shares redeemed	205,106
Amounts owed to affiliates	115,476
Forward foreign currency exchange contracts, at value	36,887
Swap contracts, at value	32,433
Accrued expenses and other liabilities	138,003

Total liabilities	40,380,608

Net Assets:

Paid-in capital	132,428,035
Accumulated undistributed net investment income (loss)	311,765
Accumulated net realized loss from investment, futures, swap and foreign currency related transactions	(14,347,563)
Net unrealized gain on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	8,893,952

NET ASSETS	$127,286,189

Net Assets:
Class A	$108,709,756
Class B	7,991,329
Class C	7,664,943
Institutional	2,919,084
Service	—
Class IR	1,077
Class R	—

Total Net Assets	$127,286,189

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	5,968,924
Class B	442,176
Class C	425,585
Institutional	157,803
Service	—
Class IR	58
Class R	—

Net asset value, offering and redemption price per share:(b)
Class A	$18.21
Class B	18.07
Class C	18.01
Institutional	18.50
Service	—
Class IR	18.48
Class R	—

(a)	Includes loaned securities having a market value of $595,866, $3,403,722, $3,023,580, $21,690,998, $964,776, $6,826,377 and $183,438, for the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds (NAV per share multiplied by 1.0582) is $19.27, $12.21, $10.02, $11.56, $19.57, $25.50 and $23.62, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap	Structured Large Cap	Structured Small Cap	Structured Small Cap	Structured Small Cap	Structured U.S.
Growth Fund	Value Fund	Equity Fund	Growth Fund	Value Fund	Equity Fund

$528,555,172	$522,504,137	$364,795,975	$40,069,880	$140,939,504	$472,317,993

2,695,150	2,504,300	20,114,796	942,112	6,453,231	185,650
54,997	80,434	33,040	79,103	20,654	30,661
—	—	—	—	—	—

5,077,488	4,799,802	1,667,342	233,728	1,756,838	5,141,063
382,777	747,233	137,945	7,347	119,720	561,550
135,460	85,981	115,997	43,745	15,613	62,215
—	—	—	—	—	—
—	—	—	—	—	—
3,440	3,573	45,080	4,140	16,560	3,038
—	—	—	—	—	55,964
2,151	5,814	—	—	—	20,230
—	—	—	—	—	—
5,822	5,787	17,605	1,947	7,486	761
1,172	1,364	747	74	227	909

536,913,629	530,738,425	386,928,527	41,382,076	149,329,833	478,380,034

2,627,897	2,103,811	1,173,920	238,459	1,441,627	3,799,512
3,446,350	3,064,000	22,242,925	1,008,775	7,034,825	185,650
448,905	973,210	465,721	17,089	205,915	1,609,711
325,448	327,038	324,395	48,789	192,325	373,485
—	—	—	—	—	—
—	—	—	—	—	—
173,112	177,163	150,005	107,485	138,078	456,981

7,021,712	6,645,222	24,356,966	1,420,597	9,012,770	6,425,339

1,075,914,200	1,083,542,309	577,169,178	51,943,128	193,703,301	657,023,398
6,822,663	348,138	2,355,459	(27,351)	45,198	4,844,018
(639,556,856)	(637,836,253)	(298,824,930)	(19,337,654)	(77,863,623)	(255,057,864)
86,711,910	78,039,009	81,871,854	7,383,356	24,432,187	65,145,143

$529,891,917	$524,093,203	$362,571,561	$39,961,479	$140,317,063	$471,954,695

$145,078,637	$140,737,169	$104,435,108	$22,597,613	$95,864,179	$301,842,981
8,219,173	2,428,042	2,100,976	6,394,585	20,172,443	18,663,121
13,527,516	11,940,455	13,787,850	5,262,850	21,670,565	34,941,848
362,906,727	362,324,007	240,596,896	5,649,281	2,462,042	115,176,960
92,924	6,600,846	1,430,940	—	—	1,273,467
8,236	15,973	35,394	9,704	27,911	7,994
58,704	46,711	184,397	47,446	119,923	48,324

$529,891,917	$524,093,203	$362,571,561	$39,961,479	$140,317,063	$471,954,695

12,573,557	14,865,293	9,561,764	1,222,205	3,977,139	13,523,463
772,861	257,846	214,462	400,177	1,196,028	896,222
1,273,326	1,270,066	1,404,490	326,686	1,136,771	1,701,519
30,541,963	38,284,601	21,207,951	277,135	82,630	5,032,064
8,129	694,182	132,293	—	—	57,233
718	1,690	3,255	522	1,156	360
5,141	4,942	16,976	2,589	5,000	2,186

$11.54	$9.47	$10.92	$18.49	$24.10	$22.32
10.63	9.42	9.80	15.98	16.87	20.82
10.62	9.40	9.82	16.11	19.06	20.54
11.88	9.46	11.34	20.38	29.80	22.89
11.43	9.51	10.82	—	—	22.25
11.48	9.45	10.87	18.58	24.15	22.21
11.42	9.45	10.86	18.33	23.99	22.11

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Operations
For the Fiscal Year Ended October 31, 2010

Balanced
Fund

Investment income:

Dividends (net of foreign withholding taxes of $0, $793, $0, $1,871, $0, $616 and $0, respectively)	$2,839,142
Interest	2,084,855
Securities lending income — affiliated issuer	27,241

Total investment income	4,951,238

Expenses:

Management fees	845,060
Distribution and Service fees(a)	439,254
Transfer Agent fees(a)	242,902
Custody and accounting fees	132,155
Professional fees	105,626
Registration fees	74,628
Printing and mailing costs	70,432
Trustee fees	14,811
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	5,550

Total expenses	1,930,418

Less — expense reductions	(450,591)

Net expenses	1,479,827

NET INVESTMENT INCOME (LOSS)	3,471,411

Realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	25,758,750
Securities lending reinvestment vehicle transactions — affiliated issuer	7,580
Futures transactions	778,818
Swap contracts	(238,797)
Foreign currency related transactions (includes $51,540 of realized gains on forward foreign currency exchange contracts for the Balanced Fund)	(25,526)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(11,490,199)
Securities lending reinvestment vehicle — affiliated issuer	(3,986)
Futures	(235,423)
Swap contracts	383,191
Translation of assets and liabilities denominated in foreign currencies (includes $37,114 of unrealized losses on forward foreign currency exchange contracts for the Balanced Fund)	(38,425)

Net realized and unrealized gain from investment, futures, swap and foreign currency related transactions	14,895,983

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,367,394

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR(b)	Class R
Balanced	$277,800	$84,413	$77,041	$—	$211,128	$16,038	$14,638	$1,097	$—	$1	$—
Structured Large Cap Growth	431,275	96,497	142,683	331	327,769	18,334	27,110	188,028	43	15	126
Structured Large Cap Value	507,878	28,442	128,772	212	385,988	5,404	24,467	214,879	2,785	25	81
Structured Small Cap Equity	299,113	24,864	128,066	693	227,326	4,724	24,333	111,454	612	55	263
Structured Small Cap Growth	52,730	71,848	51,309	262	40,074	13,651	9,749	2,041	—	16	100
Structured Small Cap Value	228,209	248,565	219,169	520	173,439	47,227	41,642	660	—	26	198
Structured U.S. Equity	796,663	220,116	373,704	269	605,464	41,822	71,004	54,740	571	15	102

(b)	Commenced operations on August 31, 2010 for the Balanced Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap	Structured Large Cap	Structured Small Cap	Structured Small Cap	Structured Small Cap	Structured U.S.
Growth Fund	Value Fund	Equity Fund	Growth Fund	Value Fund	Equity Fund

$11,647,080	$18,216,650	$6,847,217	$471,236	$2,691,484	$10,717,015
30,163	46,629	28,452	1,421	5,666	24,484
43,781	54,439	254,919	27,102	74,561	8,195

11,721,024	18,317,718	7,130,588	499,759	2,771,711	10,749,694

4,333,417	4,578,541	3,529,807	327,846	1,188,513	3,356,511
670,786	665,304	452,736	176,149	696,463	1,390,752
561,425	633,629	368,767	65,631	263,192	773,718
104,950	86,217	111,499	85,074	85,497	96,461
73,268	78,369	72,193	65,642	70,766	73,114
98,047	96,167	107,135	77,641	74,378	87,296
177,755	166,345	114,646	65,837	125,785	211,879
15,679	15,788	15,273	14,651	14,830	15,454
269	17,410	3,826	—	—	3,570
269	17,410	3,826	—	—	3,570
640	14,723	1,918	2,712	2,771	3,950

6,036,505	6,369,903	4,781,626	881,183	2,522,195	6,016,275

(1,377,098)	(1,189,317)	(572,244)	(325,505)	(424,442)	(1,190,509)

4,659,407	5,180,586	4,209,382	555,678	2,097,753	4,825,766

7,061,617	13,137,132	2,921,206	(55,919)	673,958	5,923,928

53,956,248	52,680,412	60,787,822	3,952,006	15,629,041	37,738,519
34,339	953,634	1,161,863	4,735	136,656	495,164
674,353	2,120,614	1,541,515	122,646	297,090	314,854
—	—	—	—	—	—
—	—	—	—	—	—

39,361,560	48,594,723	50,005,093	5,932,078	18,047,855	24,520,689
—	(804,356)	(1,046,865)	(1,768)	(116,145)	(470,458)
516,738	527,881	1,231,605	74,794	331,116	695,645
—	—	—	—	—	—
—	—	—	—	—	—

94,543,238	104,072,908	113,681,033	10,084,491	34,325,613	63,294,413

$101,604,855	$117,210,040	$116,602,239	$10,028,572	$34,999,571	$69,218,341

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Changes in Net Assets

	Balanced Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

From operations:

Net investment income	$3,471,411	$3,931,697
Net realized gain (loss) from investment, futures, swap and foreign currency related transactions	26,280,825	(17,859,566)
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(11,384,842)	30,851,437

Net increase (decrease) in net assets resulting from operations	18,367,394	16,923,568

Distributions to shareholders:

From net investment income
Class A Shares	(3,616,026)	(3,647,327)
Class B Shares	(215,148)	(242,243)
Class C Shares	(194,859)	(175,999)
Institutional Shares	(98,311)	(83,779)
Service Shares	—	(11	)(a)
Class IR Shares(b)	(8)	—
Class R Shares	—	—

Total distributions to shareholders	(4,124,352)	(4,149,359)

From share transactions:

Proceeds from sales of shares	15,572,448	26,289,966
Reinvestment of distributions	3,906,395	3,951,783
Cost of shares redeemed	(36,326,263)	(49,377,705)

Net decrease in net assets resulting from share transactions	(16,847,420)	(19,135,956)

TOTAL DECREASE	(2,604,378)	(6,361,747)

Net assets:

Beginning of year	129,890,567	136,252,314

End of year	$127,286,189	$129,890,567

Accumulated undistributed net investment income	$311,765	$686,955

(a)	Service Shares liquidated on March 13, 2009.
(b)	Commenced operations on August 31, 2010 for the Balanced Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap Growth Fund		Structured Large Cap Value Fund
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2010	October 31, 2009	October 31, 2010	October 31, 2009

$7,061,617	$11,901,387	$13,137,132	$23,285,534
54,664,940	(331,582,097)	55,754,660	(369,393,614)

39,878,298	393,880,299	48,318,248	319,814,181

101,604,855	74,199,589	117,210,040	(26,293,899)

(2,000,828)	(2,460,359)	(2,852,607)	(5,715,953)
(45,907)	—	(17,453)	(61,903)
(81,474)	—	(88,201)	(211,390)
(8,134,562)	(11,541,258)	(9,698,780)	(18,692,574)
(1,266)	(1,697)	(91,679)	(156,966)
(102)	(82)	(229)	(188)
(624)	(42)	(516)	(378)

(10,264,763)	(14,003,438)	(12,749,465)	(24,839,352)

147,389,050	65,267,750	69,238,516	210,779,458
10,186,805	13,944,492	12,319,400	23,990,950
(472,225,047)	(518,234,359)	(645,171,934)	(388,550,047)

(314,649,192)	(439,022,117)	(563,614,018)	(153,779,639)

(223,309,100)	(378,825,966)	(459,153,443)	(204,912,890)

753,201,017	1,132,026,983	983,246,646	1,188,159,536

$529,891,917	$753,201,017	$524,093,203	$983,246,646

$6,822,663	$10,037,225	$348,138	$—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Changes in Net Assets

	Structured Small Cap Equity Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

From operations:

Net investment income (loss)	$2,921,206	$4,350,719
Net realized gain (loss) from investment and futures transactions	63,491,200	(157,755,392)
Net change in unrealized gain on investments and futures transactions	50,189,833	183,375,804

Net increase (decrease) in net assets resulting from operations	116,602,239	29,971,131

Distributions to shareholders:

From net investment income
Class A Shares	(1,046,897)	(1,037,788)
Class B Shares	(3,362)	—
Class C Shares	(38,399)	—
Institutional Shares	(4,059,512)	(4,785,738)
Service Shares	(11,499)	—
Class IR Shares	(290)	(73)
Class R Shares	(144)	(31)
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—

Total distributions to shareholders	(5,160,103)	(5,823,630)

From share transactions:

Proceeds from sales of shares	59,740,126	133,423,193
Reinvestment of distributions	5,098,529	5,741,754
Cost of shares redeemed	(309,734,294)	(265,912,500)

Net decrease in net assets resulting from share transactions	(244,895,639)	(126,747,553)

TOTAL INCREASE (DECREASE)	(133,453,503)	(102,600,052)

Net assets:

Beginning of year	496,025,064	598,625,116

End of year	$362,571,561	$496,025,064

Accumulated undistributed net investment income (loss)	$2,355,459	$4,713,978

(a)	Service Shares liquidated on March 13, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Small Cap Growth Fund		Structured Small Cap Value Fund			Structured U.S. Equity Fund
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal		For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
October 31, 2010	October 31, 2009	October 31, 2010	October 31, 2009		October 31, 2010	October 31, 2009

$(55,919)	$(99,541)	$673,958	$1,045,919		$5,923,928	$9,560,694
4,079,387	(8,925,964)	16,062,787	(39,933,221)		38,548,537	(192,656,776)
6,005,104	12,357,981	18,262,826	37,694,934		24,745,876	207,207,048

10,028,572	3,332,476	34,999,571	(1,192,368)		69,218,341	24,110,966

(67,730)	—	(739,027)	(1,210,152)		(4,873,369)	(7,580,059)
—	—	(251,655)	(497,123)		(180,184)	(348,414)
—	—	(158,920)	(220,939)		(362,928)	(488,277)
(27,078)	—	(10,895)	(17,834)		(2,758,662)	(4,147,729)
—	—	—	(63	)(a)	(20,088)	(44,745)
(44)	—	(76)	(132)		(126)	(157)
(185)	—	(765)	(90)		(810)	(117)

—	—	—	—		—	(1,293,917)
—	—	—	—		—	(171,980)
—	—	—	—		—	(157,400)
—	—	—	—		—	(554,383)
—	—	—	—		—	(10,277)
—	—	—	—		—	(23)
—	—	—	—		—	(23)

(95,037)	—	(1,161,338)	(1,946,333)		(8,196,167)	(14,797,501)

3,784,019	4,590,242	10,413,361	14,178,701		46,333,468	76,607,153
93,589	—	1,096,489	1,853,221		7,740,474	13,792,232
(9,414,616)	(10,535,767)	(34,806,251)	(40,270,592)		(190,747,373)	(208,208,231)

(5,537,008)	(5,945,525)	(23,296,401)	(24,238,670)		(136,673,431)	(117,808,846)

4,396,527	(2,613,049)	10,541,832	(27,377,371)		(75,651,257)	(108,495,381)

35,564,952	38,178,001	129,775,231	157,152,602		547,605,952	656,101,333

$39,961,479	$35,564,952	$140,317,063	$129,775,231		$471,954,695	$547,605,952

$(27,351)	$(7,764)	$45,198	$452,705		$4,844,018	$7,116,257

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements
October 31, 2010

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

Balanced	A, B, C, Institutional and IR	Diversified

Structured Large Cap Growth,
Structured Large Cap Value,
Structured Small Cap Equity, and
Structured U.S. Equity	A, B, C, Institutional, Service, IR and R	Diversified

Structured Small Cap Growth and
Structured Small Cap Value	A, B, C, Institutional, IR and R	Diversified

*	Effective November 2, 2009, Class B Shares are no longer available for purchase by new or existing shareholders except under certain circumstances.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge. Class IR Shares of the Balanced Fund commenced operations on August 31, 2010.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

In addition, distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Balanced and Structured Large Cap Value	Quarterly	Annually

Structured Large Cap Growth, Structured Small Cap Equity, Structured Small Cap Growth, Structured
Small Cap Value and Structured U.S. Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions or to seek to increase total return. All contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

G. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Mortgage-Backed and Asset-Backed Securities — The Balanced Fund may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

I. Mortgage Dollar Rolls — The Balanced Fund may enter into mortgage dollar rolls (“dollar rolls”) in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund treats dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Fund will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

J. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

K. Structured Notes — The Balanced Fund may invest in structured notes, the values of which are based on the price movements of a reference security or index. Fluctuations in value are recorded as unrealized gain and loss. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. On the termination date, the Fund will receive a payment from a counterparty based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss. Structured notes are subject to various risks including credit, counterparty and interest rate risks.

L. Swap Contracts — Certain Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.
Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations. The Balanced Fund invests in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, the Fund, as seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The Fund’s credit default swaps are disclosed in the Additional Investment Information section of the Schedule of Investments. The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

M. Treasury Inflation Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

N. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may dispose of or renegotiate these contracts after they have been entered into and may sell these securities before they are delivered, which may result in a capital gain or loss.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Funds’ investments categorized in the fair value hierarchy as of October 31, 2010:

Balanced	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$76,584,223	$—	$—
Fixed Income
Corporate Obligations	—	10,368,280	—
Mortgage-Backed Obligations	—	20,848,665	—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	2,959,172	2,010,651	—
Asset-Backed Securities	—	1,352,350	—
Foreign Debt Obligations	325,389	1,050,041	—
Government Guarantee Obligations	—	3,730,182	—
Municipal Debt Obligations	—	554,351	—
Structured Notes	—	339,260	—
Short-term Investments	—	10,900,000	—
Securities Lending Reinvestment Vehicle	—	570,620	—
Derivatives	34,536	77,724	—

Total	$79,903,320	$51,802,124	$—

Liabilities
Derivatives	$(36,168)	$(69,320)	$—

Structured Large Cap Growth	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$518,455,172	$—	$—
Short-term Investments	—	10,100,000	—
Securities Lending Reinvestment Vehicle	—	2,695,150	—
Derivatives	9,669	—	—

Total	$518,464,841	$12,795,150	$—

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

3. FAIR VALUE OF INVESTMENTS (continued)

Structured Large Cap Value	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$512,404,137	$—	$—
Short-term Investments	—	10,100,000	—
Securities Lending Reinvestment Vehicle	—	2,504,300	—
Derivatives	54,865	—	—

Total	$512,459,002	$12,604,300	$—

Structured Small Cap Equity	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$356,895,975	$—	$—
Short-term Investments	—	7,900,000	—
Securities Lending Reinvestment Vehicle	—	20,114,796	—
Derivatives	257,398	—	—

Total	$357,153,373	$28,014,796	$—

Structured Small Cap Growth	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$39,169,880	$—	$—
Short-term Investments	—	900,000	—
Securities Lending Reinvestment Vehicle	—	942,112	—
Derivatives	49,261	—	—

Total	$39,219,141	$1,842,112	$—

Structured Small Cap Value	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$137,739,504	$—	$—
Short-term Investments	—	3,200,000	—
Securities Lending Reinvestment Vehicle	—	6,453,231	—
Derivatives	197,044	—	—

Total	$137,936,548	$9,653,231	$—

Structured U.S. Equity	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$461,917,993	$—	$—
Short-term Investments	—	10,400,000	—
Securities Lending Reinvestment Vehicle	—	185,650	—
Derivatives	485,374	—	—

Total	$462,403,367	$10,585,650	$—

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended October 31, 2010, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate*

Balanced	0.65%	0.59%	0.56%	0.55%	0.54%	0.65%	0.55%

Structured Large Cap Growth	0.65	0.59	0.56	0.55	0.54	0.65	0.51

Structured Large Cap Value	0.60	0.54	0.51	0.50	0.49	0.60	0.51

Structured Small Cap Equity	0.85	0.85	0.77	0.73	0.72	0.85	0.81

Structured Small Cap Growth	0.85	0.85	0.77	0.73	0.72	0.85	0.81

Structured Small Cap Value	0.85	0.85	0.77	0.73	0.72	0.85	0.81

Structured U.S. Equity	0.65	0.59	0.56	0.55	0.54	0.65	0.51

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rates above, through at least February 28, 2011 (August 31, 2011 for the Balanced Fund), and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the trustees.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, computed daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended October 31, 2010, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Balanced	$17,700	$—	$—

Structured Large Cap Growth	4,000	—	—

Structured Large Cap Value	14,700	—	500

Structured Small Cap Equity	1,700	—	—

Structured Small Cap Growth	1,700	—	—

Structured Small Cap Value	4,600	—	—

Structured U.S. Equity	11,900	—	400

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are computed daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.064% for the Balanced Fund and 0.004% for the remainder of the Funds. These Other Expense reimbursements will remain in place through at least February 28, 2011 (August 31, 2011 for the Balanced Fund), and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Funds’ expenses.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2010, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Management	Custody	Other Expense	Total Expense
Fund	Fee Waiver	Fee Credits	Reimbursements	Reductions

Balanced	$130	$1	$320	$451

Structured Large Cap Growth	933	—	444	1,377

Structured Large Cap Value	687	75	427	1,189

Structured Small Cap Equity	166	—	406	572

Structured Small Cap Growth	16	—	310	326

Structured Small Cap Value	56	—	368	424

Structured U.S. Equity	723	—	468	1,191

As of October 31, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer	Over
Fund	Fees	Service Fees	Agent Fees	Reimbursement	Total

Balanced	$59	$36	$20	$—	$115

Structured Large Cap Growth	229	50	39	7	325

Structured Large Cap Value	232	44	39	12	327

Structured Small Cap Equity	247	36	28	13	324

Structured Small Cap Growth	27	14	6	2	49

Structured Small Cap Value	96	55	22	19	192

Structured U.S. Equity	203	109	61	—	373

G. Line of Credit Facility — As of October 31, 2010, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2010, the Funds did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended October 31, 2010, Goldman Sachs earned approximately $7,100, $31,000, $37,700, $13,600, $200, $800 and $7,700 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds, respectively.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of October 31, 2010, the following Fund of Funds Portfolios and the Profit Sharing Master Trust were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Balanced Strategy	Equity Growth	Growth and Income	Growth Strategy	Profit Sharing
Fund	Portfolio	Strategy Portfolio	Strategy Portfolio	Portfolio	Master Trust

Structured Large Cap Growth	5%	13%	22%	25%	—%

Structured Large Cap Value	5	12	21	25	—

Structured Small Cap Equity	9	8	23	19	—

Structured U.S. Equity	—	—	—	—	17

As of October 31, 2010, Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class IR and Class R Shares of the following Funds:

Fund	Class IR	Class R

Balanced	100%	—%

Structured Large Cap Growth	100	14

Structured Large Cap Value	47	16

Structured Small Cap Equity	27	5

Structured Small Cap Growth	100	20

Structured Small Cap Value	35	8

Structured U.S. Equity	100	16

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the gross value of the Funds’ derivative contracts for trading activities as of October 31, 2010. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Balanced

	Statement of Assets			Statement of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities

Interest rate	Receivables for swap contracts, at value; Due from broker — variation margin	$99,634	(a)	Payables for swap contracts, at value; Due to broker — variation margin	$(68,601	)(a)(b)

Credit	Receivables for swap contracts, at value	7,997		—	—

Equity	Due from broker — variation margin	3,365	(a)	—	—

Currency	Receivables for forward foreign currency exchange contracts, at value	1,264		Payables for forward foreign currency exchange contracts, at value	(36,887)

Total		$112,260			$(105,488)

		Statement of Assets
Risk	Fund	and Liabilities Location	Assets(a)	Liabilities

Equity	Structured Large Cap Growth	Due from broker — variation margin	$9,669	$—

Equity	Structured Large Cap Value	Due from broker — variation margin	54,865	—

Equity	Structured Small Cap Equity	Due from broker — variation margin	257,398	—

Equity	Structured Small Cap Growth	Due from broker — variation margin	49,261	—

Equity	Structured Small Cap Value	Due from broker — variation margin	197,044	—

Equity	Structured U.S. Equity	Due from broker — variation margin	485,374	—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Aggregate amount includes $32,433 which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

5. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to derivative activities and their indicative volumes for the fiscal year ended October 31, 2010. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge securities and accordingly, gains (losses) on such derivative contracts may offset (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Balanced

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$943,570	$(359,221)	127

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(342,594)	506,760	5

Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures transactions	(60,955)	229	15

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	51,540	(37,114)	3

Total		$591,561	$110,654	150

The following table represents gains (losses) which are included in “Net realized gain (loss) from future transactions” and “Net change in unrealized gain (loss) on futures” on the Statements of Operations.

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Fund	Gain (Loss)	Gain (Loss)	Contracts(a)

Equity	Structured Large Cap Growth	$674,353	$516,738	213

Equity	Structured Large Cap Value	2,120,614	527,881	263

Equity	Structured Small Cap Equity	1,541,515	1,231,605	133

Equity	Structured Small Cap Growth	122,646	74,794	11

Equity	Structured Small Cap Value	297,090	331,116	41

Equity	Structured U.S. Equity	314,854	695,645	189

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2010.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2010, were as follows:

Fund	Purchases	Sales and Maturities

Balanced*	$299,931,068	$320,743,976

Structured Large Cap Growth	411,832,298	724,915,317

Structured Large Cap Value	300,273,190	838,127,335

Structured Small Cap Equity	279,088,354	517,188,512

Structured Small Cap Growth	37,264,664	42,610,366

Structured Small Cap Value	114,503,785	136,428,502

Structured U.S. Equity	236,964,949	370,575,229

*	Included in these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amounts of $160,637,888 and $163,150,220, respectively.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio II is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2010, are reported under Investment Income on the Statement of Operations.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

7. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year
	Ended October 31, 2010		Amounts Payable to
	Earnings of GSAL	Amounts Received	Goldman Sachs
	Relating to	by the Funds	Upon Return of
	Securities	from Lending to	Securities Loaned as of
Fund	Loaned	Goldman Sachs	October 31, 2010

Balanced	$3,025	$11,019	$—

Structured Large Cap Growth	4,862	5,270	—

Structured Large Cap Value	6,040	19,327	—

Structured Small Cap Equity	28,306	82,295	4,431,850

Structured Small Cap Growth	3,003	6,417	467,575

Structured Small Cap Value	8,270	10,718	900,500

Structured U.S. Equity	908	2,965	—

The following table provides information about the Funds’ investment in the Enhanced Portfolio II for the fiscal year ended October 31, 2010 (in thousands):

	Number of			Number of
	Shares Held	Shares	Shares	Shares Held	Value at End
Fund	Beginning of Year	Bought	Sold	End of Year	of Year

Balanced	1,077	19,638	(20,145)	570	$571

Structured Large Cap Growth	42,008	90,479	(129,795)	2,692	2,695

Structured Large Cap Value	128,946	121,463	(247,907)	2,502	2,504

Structured Small Cap Equity	115,598	110,041	(205,544)	20,095	20,115

Structured Small Cap Growth	2,796	12,478	(14,333)	941	942

Structured Small Cap Value	18,286	46,251	(58,090)	6,447	6,453

Structured U.S. Equity	33,486	21,181	(54,482)	185	186

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows:

		Structured	Structured	Structured	Structured	Structured
		Large Cap	Large Cap	Small Cap	Small Cap	Small Cap	Structured
	Balanced	Growth	Value	Equity	Growth	Value	U.S. Equity

Distributions paid from ordinary income	$4,124,352	$10,264,763	$12,749,465	$5,160,103	$95,037	$1,161,338	$8,196,167

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows:

		Structured	Structured	Structured	Structured
		Large Cap	Large Cap	Small Cap	Small Cap	Structured
	Balanced	Growth	Value	Equity	Value	U.S. Equity

Distributions paid from:
Ordinary income	$4,149,359	$14,003,438	$24,839,352	$5,823,630	$1,946,333	$12,610,919
Net long-term capital gains	—	—	—	—	—	2,186,582

Total taxable distributions	$4,149,359	$14,003,438	$24,839,352	$5,823,630	$1,946,333	$14,797,501

As of October 31, 2010, the components of accumulated losses on a tax basis were as follows:

		Structured	Structured	Structured	Structured	Structured
		Large Cap	Large Cap	Small Cap	Small Cap	Small Cap	Structured
	Balanced	Growth	Value	Equity	Growth	Value	U.S. Equity

Undistributed ordinary income — net	$298,846	$6,822,664	$348,138	$2,569,702	$—	$—	$4,844,018

Capital loss carryforward:(1)(2)
Expiring 2011	—	(5,803,222)	—	—	—	—	—
Expiring 2015	—	(15,811,506)	—	—	—	—	—
Expiring 2016	—	(273,461,938)	(248,799,325)	(134,795,126)	(9,794,969)	(36,807,926)	(54,765,344)
Expiring 2017	(13,796,302)	(340,520,322)	(382,249,557)	(163,876,125)	(9,368,246)	(40,600,516)	(197,412,911)

Total capital loss carryforward	$(13,796,302)	$(635,596,988)	$(631,048,882)	$(298,671,251)	$(19,163,215)	$(77,408,442)	$(252,178,255)

Timing differences (Straddle Loss Deferrals)	$(35,622)	$—	$—	$—	$—	$—	$—
Unrealized gains — net	8,391,232	82,752,041	71,251,638	81,503,932	7,181,566	24,022,204	62,265,534

Total accumulated losses — net	$(5,141,846)	$(546,022,283)	$(559,449,106)	$(214,597,617)	$(11,981,649)	$(53,386,238)	$(185,068,703)

(1)	Expiration occurs on October 31 of the year indicated. Utilization of these losses may be limited under the Code. The Structured Large Cap Growth had capital loss carryforwards of $108,522,305 that expired in the current fiscal year.
(2)	The Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity utilized $24,511,062, $49,958,695, $41,777,345, $60,587,524, $4,008,018, $15,187,203 and $35,930,981, respectively, of capital losses in the current fiscal year.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

8. TAX INFORMATION (continued)

As of October 31, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

		Structured	Structured	Structured	Structured	Structured
		Large Cap	Large Cap	Small Cap	Small Cap	Small Cap	Structured
	Balanced	Growth	Value	Equity	Growth	Value	U.S. Equity

Tax Cost	$123,175,272	$448,498,281	$453,756,799	$303,406,839	$33,830,426	$123,370,531	$410,238,109

Gross unrealized gain	10,332,811	91,638,698	85,031,706	91,900,368	8,162,543	27,561,000	70,630,996
Gross unrealized loss	(1,914,899)	(8,886,657)	(13,780,068)	(10,396,436)	(980,977)	(3,538,796)	(8,365,462)

Net realized loss on other investments	(26,680)	—	—	—	—	—	—

Net unrealized gain	$8,391,232	$82,752,041	$71,251,638	$81,503,932	$7,181,566	$24,022,204	$62,265,534

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and differences related to the tax treatment of partnership investments and passive foreign investment company investments.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from expired capital loss carryforwards, taxable overdistributions, net operating losses and differences in the tax treatment of foreign currency, partnership investments and swap transactions.

			Accumulated
			Undistributed
		Accumulated Net	Net Investment
Fund	Paid-in-Capital	Realized Gain (Loss)	Income (Loss)

Balanced	$—	$(277,751)	$277,751

Structured Large Cap Growth	(108,522,305)	108,533,721	(11,416)

Structured Large Cap Value	39,529	—	(39,529)

Structured Small Cap Equity	—	119,622	(119,622)

Structured Small Cap Growth	(131,842)	473	131,369

Structured Small Cap Value	(105,999)	26,126	79,873

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

9. OTHER RISKS

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these funds, accounts or individuals of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2010		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	723,382	$12,532,682	1,589,860	$22,563,133
Reinvestment of distributions	203,113	3,471,414	246,164	3,526,580
Shares converted from Class B(a)	13,382	233,071	21,919	309,553
Shares redeemed	(1,793,287)	(31,033,431)	(3,021,028)	(42,922,686)

	(853,410)	(14,796,264)	(1,163,085)	(16,523,420)

Class B Shares
Shares sold	59,398	1,014,975	84,152	1,191,443
Reinvestment of distributions	11,433	193,607	15,214	215,934
Shares converted to Class A(a)	(13,494)	(233,071)	(22,101)	(309,553)
Shares redeemed	(169,133)	(2,894,716)	(232,604)	(3,357,216)

	(111,796)	(1,919,205)	(155,339)	(2,259,392)

Class C Shares
Shares sold	95,259	1,632,504	163,424	2,281,266
Reinvestment of distributions	8,602	145,366	8,906	126,420
Shares redeemed	(113,234)	(1,950,875)	(192,564)	(2,658,873)

	(9,373)	(173,005)	(20,234)	(251,187)

Institutional Shares
Shares sold	22,260	391,287	16,668	254,124
Reinvestment of distributions	5,527	96,000	5,678	82,838
Shares redeemed	(25,261)	(447,241)	(30,806)	(437,912)

	2,526	40,046	(8,460)	(100,950)

Service Shares(b)
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	1	11
Shares redeemed	—	—	(81)	(1,018)

	—	—	(80)	(1,007)

Class IR Shares(c)
Shares sold	57	1,000	—	—
Reinvestment of distributions	1	8	—	—
Shares redeemed	—	—	—	—

	58	1,008	—	—

Class R Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

NET DECREASE	(971,995)	$(16,847,420)	(1,347,198)	$(19,135,956)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Service Shares liquidated on March 13, 2009 for the Balanced Fund.

(c)	Commenced operations on August 31, 2010 for the Balanced Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap Growth Fund				Structured Large Cap Value Fund

For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended
October 31, 2010		October 31, 2009		October 31, 2010		October 31, 2009

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

2,798,011	$30,429,431	4,800,706	$41,112,887	4,041,353	$36,711,026	10,931,124	$84,695,695
184,731	1,948,917	299,358	2,418,814	309,442	2,800,643	757,630	5,620,194
174,259	1,884,224	281,904	2,343,676	25,452	234,664	48,028	337,715
(8,891,472)	(96,862,815)	(18,981,715)	(160,704,307)	(18,876,203)	(176,247,623)	(18,502,759)	(137,332,448)

(5,734,471)	(62,600,243)	(13,599,747)	(114,828,930)	(14,499,956)	(136,501,290)	(6,765,977)	(46,678,844)

12,811	125,930	107,849	843,431	8,576	74,691	74,028	547,962
4,153	40,660	—	—	1,707	15,359	7,427	54,242
(188,381)	(1,884,224)	(304,198)	(2,343,676)	(25,611)	(234,664)	(48,335)	(337,715)
(242,911)	(2,420,216)	(576,897)	(4,587,523)	(119,993)	(1,090,882)	(245,163)	(1,822,085)

(414,328)	(4,137,850)	(773,246)	(6,087,768)	(135,321)	(1,235,496)	(212,043)	(1,557,596)

60,617	605,499	119,814	953,723	329,067	2,988,355	536,080	4,011,152
6,742	65,939	—	—	9,206	82,794	26,231	191,567
(395,460)	(3,964,253)	(501,576)	(3,988,005)	(636,445)	(5,752,314)	(636,861)	(4,601,908)

(328,101)	(3,292,815)	(381,762)	(3,034,282)	(298,172)	(2,681,165)	(74,550)	(399,189)

10,565,474	116,160,501	2,504,835	22,313,555	2,968,508	27,009,702	15,220,204	118,535,208
751,352	8,129,624	1,391,879	11,524,762	1,035,159	9,344,308	2,416,217	17,996,208
(33,362,144)	(368,880,774)	(39,524,867)	(348,864,858)	(50,371,103)	(457,858,563)	(32,032,873)	(242,022,502)

(22,045,318)	(244,590,649)	(35,628,153)	(315,026,541)	(46,367,436)	(421,504,553)	(14,396,452)	(105,491,086)

1,007	10,674	1,527	13,361	268,076	2,443,517	398,059	2,954,089
90	939	99	792	8,304	75,551	17,316	128,173
(5,480)	(57,989)	(10,418)	(85,199)	(453,444)	(4,220,889)	(377,471)	(2,764,759)

(4,383)	(46,376)	(8,792)	(71,046)	(177,064)	(1,701,821)	37,904	317,503

3	30	4	37	514	4,672	372	2,769
10	102	11	82	25	229	25	188
(3)	(30)	(4)	(37)	(1)	(19)	(4)	(30)

10	102	11	82	538	4,882	393	2,927

5,323	56,985	3,113	30,756	723	6,553	4,402	32,583
60	624	5	42	57	516	52	378
(3,614)	(38,970)	(443)	(4,430)	(174)	(1,644)	(874)	(6,315)

1,769	18,639	2,675	26,368	606	5,425	3,580	26,646

(28,524,822)	$(314,649,192)	(50,389,014)	$(439,022,117)	(61,476,805)	$(563,614,018)	(21,407,145)	$(153,779,639)

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Small Cap Equity Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2010		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,453,061	$34,172,335	5,006,003	$36,054,997
Reinvestment of distributions	114,398	1,020,427	149,053	1,021,014
Shares converted from Class B(a)	41,313	410,479	43,864	309,667
Shares redeemed	(9,480,171)	(93,739,403)	(10,107,784)	(72,151,735)

	(5,871,399)	(58,136,162)	(4,908,864)	(34,766,057)

Class B Shares
Shares sold	1,902	17,011	13,059	81,928
Reinvestment of distributions	355	2,861	—	—
Shares converted to Class A(a)	(45,903)	(410,479)	(48,701)	(309,667)
Shares redeemed	(102,599)	(895,756)	(135,164)	(862,415)

	(146,245)	(1,286,363)	(170,806)	(1,090,154)

Class C Shares
Shares sold	408,564	3,664,707	402,715	2,625,073
Reinvestment of distributions	4,417	35,647	—	—
Shares redeemed	(482,013)	(4,306,690)	(495,370)	(3,161,566)

	(69,032)	(606,336)	(92,655)	(536,493)

Institutional Shares
Shares sold	2,074,011	21,380,340	13,462,872	94,110,296
Reinvestment of distributions	436,131	4,029,850	666,756	4,720,636
Shares redeemed	(21,184,599)	(209,809,310)	(24,736,892)	(188,602,122)

	(18,674,457)	(184,399,120)	(10,607,264)	(89,771,190)

Service Shares
Shares sold	31,307	309,986	70,940	508,315
Reinvestment of distributions	1,052	9,309	—	—
Shares redeemed	(89,682)	(925,634)	(151,443)	(1,110,488)

	(57,323)	(606,339)	(80,503)	(602,173)

Class IR Shares
Shares sold	2,807	29,504	2,060	15,225
Reinvestment of distributions	32	291	11	73
Shares redeemed	(2,497)	(26,502)	(31)	(241)

	342	3,293	2,040	15,057

Class R Shares
Shares sold	17,381	166,243	4,523	27,359
Reinvestment of distributions	16	144	5	31
Shares redeemed	(2,941)	(30,999)	(2,881)	(23,933)

	14,456	135,388	1,647	3,457

NET DECREASE	(24,803,658)	$(244,895,639)	(15,856,405)	$(126,747,553)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

	Structured Small Cap Growth Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2010		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	119,638	$1,981,250	214,147	$2,738,564
Reinvestment of distributions	4,387	66,625	—	—
Shares converted from Class B(a)	104,370	1,751,278	86,776	1,009,878
Shares redeemed	(347,598)	(5,713,818)	(492,373)	(5,843,857)

	(119,203)	(1,914,665)	(191,450)	(2,095,415)

Class B Shares
Shares sold	7,780	116,868	70,357	743,076
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	(120,384)	(1,751,278)	(99,575)	(1,009,878)
Shares redeemed	(103,206)	(1,463,267)	(274,354)	(2,937,159)

	(215,810)	(3,097,677)	(303,572)	(3,203,961)

Class C Shares
Shares sold	45,040	651,084	70,544	749,623
Reinvestment of distributions	—	—	—	—
Shares redeemed	(103,243)	(1,505,297)	(126,418)	(1,353,487)

	(58,203)	(854,213)	(55,874)	(603,864)

Institutional Shares
Shares sold	56,483	1,011,926	23,201	317,744
Reinvestment of distributions	1,606	26,735	—	—
Shares redeemed	(37,853)	(701,936)	(30,148)	(389,694)

	20,236	336,725	(6,947)	(71,950)

Service Shares(b)
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	(437)	(4,686)

	—	—	(437)	(4,686)

Class IR Shares
Shares sold	1	25	2	33
Reinvestment of distributions	3	44	—	—
Shares redeemed	(1)	(25)	(2)	(23)

	3	44	—	10

Class R Shares
Shares sold	1,426	22,866	2,892	41,202
Reinvestment of distributions	12	185	—	—
Shares redeemed	(1,811)	(30,273)	(449)	(6,861)

	(373)	(7,222)	2,443	34,341

NET DECREASE	(373,350)	$(5,537,008)	(555,837)	$(5,945,525)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Service Shares liquidated on March 13, 2009.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Small Cap Value Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2010		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	331,385	$7,529,979	595,859	$9,577,665
Reinvestment of distributions	35,405	704,908	74,404	1,177,077
Shares converted from Class B(a)	415,782	9,307,913	277,342	4,497,630
Shares redeemed	(1,058,326)	(23,310,286)	(1,311,032)	(20,978,922)

	(275,754)	(5,767,486)	(363,427)	(5,726,550)

Class B Shares
Shares sold	14,559	224,313	156,221	1,800,139
Reinvestment of distributions	17,352	243,274	42,686	476,900
Shares converted to Class A(a)	(592,084)	(9,307,913)	(392,043)	(4,497,630)
Shares redeemed	(335,405)	(5,072,723)	(981,080)	(11,054,036)

	(895,578)	(13,913,049)	(1,174,216)	(13,274,627)

Class C Shares
Shares sold	73,651	1,324,365	103,936	1,424,067
Reinvestment of distributions	8,843	140,159	14,986	189,871
Shares redeemed	(343,099)	(5,918,410)	(508,276)	(6,500,971)

	(260,605)	(4,453,886)	(389,354)	(4,887,033)

Institutional Shares
Shares sold	44,990	1,260,487	66,913	1,302,186
Reinvestment of distributions	297	7,307	469	9,088
Shares redeemed	(16,494)	(464,071)	(83,460)	(1,731,540)

	28,793	803,723	(16,078)	(420,266)

Service Shares(b)
Shares sold	—	—	1	9
Reinvestment of distributions	—	—	3	63
Shares redeemed	—	—	(279)	(4,314)

	—	—	(275)	(4,242)

Class IR Shares
Shares sold	754	16,323	2	31
Reinvestment of distributions	4	76	8	132
Shares redeemed	(1)	(19)	(2)	(33)

	757	16,380	8	130

Class R Shares
Shares sold	2,550	57,894	3,852	74,604
Reinvestment of distributions	39	765	6	90
Shares redeemed	(1,797)	(40,742)	(41)	(776)

	792	17,917	3,817	73,918

NET DECREASE	(1,401,595)	$(23,296,401)	(1,939,525)	$(24,238,670)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Service Shares liquidated on March 13, 2009.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

	Structured U.S. Equity Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2010		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,466,589	$30,703,366	2,639,380	$45,117,108
Reinvestment of distributions	223,050	4,579,227	490,247	8,388,124
Shares converted from Class B(a)	203,870	4,312,940	548,778	9,159,112
Shares redeemed	(5,003,628)	(104,863,682)	(7,285,908)	(125,859,671)

	(3,110,119)	(65,268,149)	(3,607,503)	(63,195,327)

Class B Shares
Shares sold	15,634	311,185	108,861	1,733,654
Reinvestment of distributions	8,450	162,910	29,127	468,071
Shares converted to Class A(a)	(217,629)	(4,312,940)	(585,603)	(9,159,112)
Shares redeemed	(281,390)	(5,570,825)	(884,687)	(14,079,397)

	(474,935)	(9,409,670)	(1,332,302)	(21,036,784)

Class C Shares
Shares sold	156,263	3,049,334	290,083	4,663,434
Reinvestment of distributions	16,939	322,173	35,580	565,009
Shares redeemed	(542,358)	(10,602,005)	(700,981)	(11,250,575)

	(369,156)	(7,230,498)	(375,318)	(6,022,132)

Institutional Shares
Shares sold	555,725	12,085,256	1,404,315	24,614,272
Reinvestment of distributions	127,193	2,668,510	248,313	4,338,032
Shares redeemed	(3,250,669)	(68,457,269)	(3,156,063)	(55,651,058)

	(2,567,751)	(53,703,503)	(1,503,435)	(26,698,754)

Service Shares
Shares sold	8,680	179,470	24,950	428,351
Reinvestment of distributions	328	6,719	1,917	32,677
Shares redeemed	(59,461)	(1,240,422)	(75,715)	(1,356,124)

	(50,453)	(1,054,233)	(48,848)	(895,096)

Class IR Shares
Shares sold	1	24	2	39
Reinvestment of distributions	6	126	11	180
Shares redeemed	(1)	(24)	(2)	(40)

	6	126	11	179

Class R Shares
Shares sold	231	4,833	2,832	50,295
Reinvestment of distributions	40	809	8	139
Shares redeemed	(658)	(13,146)	(610)	(11,366)

	(387)	(7,504)	2,230	39,068

NET DECREASE	(6,572,795)	$(136,673,431)	(6,865,165)	$(117,808,846)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS BALANCED FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2010 - A	$16.32	$0.48	(c)	$1.97	$2.45	$(0.56)	$—	$(0.56)
2010 - B	16.19	0.35	(c)	1.96	2.31	(0.43)	—	(0.43)
2010 - C	16.14	0.34	(c)	1.97	2.31	(0.44)	—	(0.44)
2010 - Institutional	16.57	0.55	(c)	2.01	2.56	(0.63)	—	(0.63)
2010 - IR (Commenced August 31, 2010)	17.28	0.06	(c)	1.28	1.34	(0.14)	—	(0.14)

2009 - A	14.64	0.46		1.71	2.17	(0.49)	—	(0.49)
2009 - B	14.53	0.35		1.69	2.04	(0.38)	—	(0.38)
2009 - C	14.49	0.35		1.68	2.03	(0.38)	—	(0.38)
2009 - Institutional	14.86	0.53		1.73	2.26	(0.55)	—	(0.55)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	17.71	0.10		(2.99)	(2.89)	(0.18)	—	(0.18)
2008 - B	17.56	0.08		(2.96)	(2.88)	(0.15)	—	(0.15)
2008 - C	17.52	0.08		(2.96)	(2.88)	(0.15)	—	(0.15)
2008 - Institutional	17.98	0.11		(3.03)	(2.92)	(0.20)	—	(0.20)
2008 - Service	17.77	0.10		(3.00)	(2.90)	(0.18)	—	(0.18)

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	20.66	0.64		(1.86)	(1.22)	(0.53)	(1.20)	(1.73)
2008 - B	20.50	0.50		(1.86)	(1.36)	(0.38)	(1.20)	(1.58)
2008 - C	20.46	0.50		(1.86)	(1.36)	(0.38)	(1.20)	(1.58)
2008 - Institutional	20.95	0.73		(1.89)	(1.16)	(0.61)	(1.20)	(1.81)
2008 - Service	20.70	0.64		(1.85)	(1.21)	(0.52)	(1.20)	(1.72)

2007 - A	20.68	0.56		1.52	2.08	(0.60)	(1.50)	(2.10)
2007 - B	20.52	0.41		1.51	1.92	(0.44)	(1.50)	(1.94)
2007 - C	20.49	0.41		1.51	1.92	(0.45)	(1.50)	(1.95)
2007 - Institutional	20.94	0.66		1.53	2.19	(0.68)	(1.50)	(2.18)
2007 - Service	20.66	0.56		1.53	2.09	(0.55)	(1.50)	(2.05)

2006 - A	19.88	0.46		0.74	1.20	(0.40)	—	(0.40)
2006 - B	19.73	0.30		0.74	1.04	(0.25)	—	(0.25)
2006 - C	19.71	0.31		0.72	1.03	(0.25)	—	(0.25)
2006 - Institutional	20.12	0.55		0.75	1.30	(0.48)	—	(0.48)
2006 - Service	19.89	0.44		0.70	1.14	(0.37)	—	(0.37)

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.05 per share and 0.28% of average net assets.

(d)	Annualized.

(e)	The portfolio turnover rate previously reported has been revised to exclude the effect of short-term investments in a collateral management vehicle and certain “To Be Announced” activity where a mortgage security was delivered.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

									Portfolio		Portfolio
							Ratio of		turnover rate		turnover rate
		Net assets,	Ratio of		Ratio of		net investment		(including the		(excluding the
Net asset		end of	net expenses		total expenses		income		effect of		effect of
value, end	Total	period	to average		to average		to average		mortgage		mortgage
of period	return(b)	(in 000s)	net assets		net assets		net assets		dollar rolls)		dollar rolls)

$18.21	15.29%	$108,710	1.05%		1.40%		2.75	%(c)	238%		210%
18.07	14.46	7,991	1.80		2.15		2.03	(c)	238		210
18.01	14.48	7,665	1.80		2.15		1.99	(c)	238		210
18.50	15.76	2,919	0.65		1.00		3.14	(c)	238		210
18.48	7.77	1	0.80	(d)	1.15	(d)	2.10	(c)(d)	238		210

16.32	15.32	111,326	1.05		1.38		3.20		173	(e)	157	(e)
16.19	14.41	8,970	1.80		2.13		2.47		173	(e)	157	(e)
16.14	14.43	7,022	1.80		2.13		2.44		173	(e)	157	(e)
16.57	15.76	2,572	0.65		0.98		3.58		173	(e)	157	(e)

14.64	(16.41)	116,915	1.04	(d)	1.54	(d)	3.72	(d)	58		57
14.53	(16.49)	10,306	1.79	(d)	2.29	(d)	2.97	(d)	58		57
14.49	(16.52)	6,597	1.79	(d)	2.29	(d)	2.97	(d)	58		57
14.86	(16.35)	2,433	0.64	(d)	1.14	(d)	4.10	(d)	58		57
14.69	(16.43)	1	0.94	(d)	0.94	(d)	3.75	(d)	58		57

17.71	(6.48)	148,623	1.03		1.29		3.37		184		178
17.56	(7.21)	12,946	1.78		2.04		2.62		184		178
17.52	(7.19)	7,835	1.78		2.04		2.63		184		178
17.98	(6.10)	2,951	0.63		0.89		3.78		184		178
17.77	(6.41)	1	1.13		1.39		3.33		184		178

20.66	10.53	180,905	1.06		1.31		2.72		63		54
20.50	9.71	16,906	1.81		2.06		1.97		63		54
20.46	9.72	7,696	1.81		2.06		1.97		63		54
20.95	10.99	3,187	0.66		0.91		3.14		63		54
20.70	10.53	2	1.16		1.41		2.60		63		54

20.68	6.08	178,220	1.11		1.27		2.29		256		220
20.52	5.32	20,462	1.86		2.02		1.51		256		220
20.49	5.30	6,244	1.86		2.02		1.55		256		220
20.94	6.51	2,088	0.71		0.87		2.71		256		220
20.66	5.80	1	1.21		1.37		2.09		256		220

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2010 - A	$10.04	$0.09	$1.52	$1.61	$(0.11)	$—	$(0.11)
2010 - B	9.26	0.01	1.40	1.41	(0.04)	—	(0.04)
2010 - C	9.26	— (c)	1.41	1.41	(0.05)	—	(0.05)
2010 - Institutional	10.33	0.13	1.58	1.71	(0.16)	—	(0.16)
2010 - Service	9.95	0.08	1.51	1.59	(0.11)	—	(0.11)
2010 - IR	9.99	0.11	1.52	1.63	(0.14)	—	(0.14)
2010 - R	9.99	0.05	1.52	1.57	(0.14)	—	(0.14)

2009 - A	8.94	0.10	1.08	1.18	(0.08)	—	(0.08)
2009 - B	8.23	0.03	1.00	1.03	—	—	—
2009 - C	8.23	0.03	1.00	1.03	—	—	—
2009 - Institutional	9.23	0.14	1.10	1.24	(0.14)	—	(0.14)
2009 - Service	8.87	0.09	1.07	1.16	(0.08)	—	(0.08)
2009 - IR	8.92	0.11	1.08	1.19	(0.12)	—	(0.12)
2009 - R	8.89	0.05	1.11	1.16	(0.06)	—	(0.06)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	12.38	0.01	(3.45)	(3.44)	—	—	—
2008 - B	11.40	(0.01)	(3.16)	(3.17)	—	—	—
2008 - C	11.41	(0.01)	(3.17)	(3.18)	—	—	—
2008 - Institutional	12.76	0.01	(3.54)	(3.53)	—	—	—
2008 - Service	12.28	— (c)	(3.41)	(3.41)	—	—	—
2008 - IR	12.35	0.01	(3.44)	(3.43)	—	—	—
2008 - R	12.31	— (c)	(3.42)	(3.42)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	14.36	0.06	(1.91)	(1.85)	(0.03)	(0.10)	(0.13)
2008 - B	13.31	(0.04)	(1.77)	(1.81)	— (c)	(0.10)	(0.10)
2008 - C	13.31	(0.04)	(1.76)	(1.80)	— (c)	(0.10)	(0.10)
2008 - Institutional	14.81	0.11	(1.97)	(1.86)	(0.09)	(0.10)	(0.19)
2008 - Service	14.25	0.04	(1.90)	(1.86)	(0.01)	(0.10)	(0.11)
2008 - IR (Commenced November 30, 2007)	14.53	0.06	(2.05)	(1.99)	(0.09)	(0.10)	(0.19)
2008 - R (Commenced November 30, 2007)	14.53	0.02	(2.05)	(2.03)	(0.09)	(0.10)	(0.19)

2007 - A	13.20	0.04	1.13	1.17	(0.01)	—	(0.01)
2007 - B	12.33	(0.06)	1.04	0.98	—	—	—
2007 - C	12.34	(0.06)	1.03	0.97	—	—	—
2007 - Institutional	13.58	0.10	1.17	1.27	(0.04)	—	(0.04)
2007 - Service	13.10	0.02	1.13	1.15	—	—	—

2006 - A	12.55	0.04	0.61	0.65	— (c)	—	—
2006 - B	11.81	(0.06)	0.58	0.52	—	—	—
2006 - C	11.81	(0.06)	0.59	0.53	—	—	—
2006 - Institutional	12.89	0.09	0.64	0.73	(0.04)	—	(0.04)
2006 - Service	12.43	0.02	0.65	0.67	—	—	—

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Amount is less than $0.005 per share.

(d)	The portfolio turnover rate previously reported has been revised to exclude the effect of short-term investments in a collateral management vehicle.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$11.54	16.17%	$145,079	0.95%		1.16%		0.79%		64%
10.63	15.26	8,219	1.70		1.91		0.06		64
10.62	15.30	13,528	1.70		1.91		0.03		64
11.88	16.68	362,907	0.55		0.76		1.21		64
11.43	16.07	93	1.05		1.26		0.71		64
11.48	16.50	8	0.70		0.91		1.02		64
11.42	15.81	59	1.20		1.41		0.47		64

10.04	13.42	183,762	0.95		1.16		1.13		124	(d)
9.26	12.52	10,993	1.70		1.91		0.38		124	(d)
9.26	12.52	14,832	1.70		1.91		0.31		124	(d)
10.33	13.75	543,449	0.55		0.76		1.53		124	(d)
9.95	13.29	125	1.05		1.26		1.08		124	(d)
9.99	13.65	7	0.70		0.95		1.25		124	(d)
9.99	13.21	34	1.20		1.41		0.55		124	(d)

8.94	(27.79)	285,337	0.95	(e)	1.14	(e)	0.34	(e)	19
8.23	(27.81)	16,129	1.70	(e)	1.89	(e)	(0.38	)(e)	19
8.23	(27.87)	16,324	1.70	(e)	1.89	(e)	(0.41	)(e)	19
9.23	(27.66)	814,036	0.55	(e)	0.74	(e)	0.74	(e)	19
8.87	(27.77)	189	1.05	(e)	1.24	(e)	0.23	(e)	19
8.92	(27.77)	6	0.70	(e)	0.89	(e)	0.63	(e)	19
8.89	(27.78)	6	1.20	(e)	1.39	(e)	0.13	(e)	19

12.38	(12.96)	434,970	0.95		1.10		0.40		118
11.40	(13.71)	25,718	1.70		1.85		(0.34)		118
11.41	(13.63)	23,960	1.70		1.85		(0.34)		118
12.76	(12.71)	1,278,322	0.55		0.70		0.82		118
12.28	(13.11)	273	1.05		1.20		0.32		118
12.35	(13.86)	9	0.70	(e)	0.85	(e)	0.63	(e)	118
12.31	(14.18)	9	1.20	(e)	1.35	(e)	0.21	(e)	118

14.36	8.85	678,286	0.95		1.09		0.30		140
13.31	7.95	49,211	1.70		1.84		(0.48)		140
13.31	7.86	35,896	1.70		1.84		(0.48)		140
14.81	9.39	1,635,283	0.55		0.69		0.69		140
14.25	8.78	258	1.05		1.19		0.12		140

13.20	5.21	310,386	1.00		1.16		0.28		111
12.33	4.40	41,947	1.76		1.91		(0.52)		111
12.34	4.49	22,811	1.76		1.91		(0.52)		111
13.58	5.66	488,448	0.60		0.76		0.69		111
13.10	5.39	260	1.10		1.26		0.15		111

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2010 - A	$8.42	$0.13	$1.05	$1.18	$(0.13)	$—	$(0.13)
2010 - B	8.37	0.06	1.05	1.11	(0.06)	—	(0.06)
2010 - C	8.36	0.06	1.04	1.10	(0.06)	—	(0.06)
2010 - Institutional	8.41	0.17	1.05	1.22	(0.17)	—	(0.17)
2010 - Service	8.45	0.12	1.06	1.18	(0.12)	—	(0.12)
2010 - IR	8.41	0.15	1.04	1.19	(0.15)	—	(0.15)
2010 - R	8.41	0.11	1.04	1.15	(0.11)	—	(0.11)

2009 - A	8.60	0.17	(0.16)	0.01	(0.19)	—	(0.19)
2009 - B	8.54	0.12	(0.17)	(0.05)	(0.12)	—	(0.12)
2009 - C	8.54	0.11	(0.16)	(0.05)	(0.13)	—	(0.13)
2009 - Institutional	8.59	0.20	(0.16)	0.04	(0.22)	—	(0.22)
2009 - Service	8.63	0.16	(0.16)	—	(0.18)	—	(0.18)
2009 - IR	8.59	0.18	(0.15)	0.03	(0.21)	—	(0.21)
2009 - R	8.59	0.11	(0.11)	—	(0.18)	—	(0.18)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	11.24	0.03	(2.62)	(2.59)	(0.05)	—	(0.05)
2008 - B	11.16	0.02	(2.62)	(2.60)	(0.02)	—	(0.02)
2008 - C	11.16	0.02	(2.62)	(2.60)	(0.02)	—	(0.02)
2008 - Institutional	11.24	0.04	(2.63)	(2.59)	(0.06)	—	(0.06)
2008 - Service	11.28	0.03	(2.64)	(2.61)	(0.04)	—	(0.04)
2008 - IR	11.23	0.03	(2.62)	(2.59)	(0.05)	—	(0.05)
2008 - R	11.23	0.02	(2.62)	(2.60)	(0.04)	—	(0.04)

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	14.51	0.18	(2.80)	(2.62)	(0.19)	(0.46)	(0.65)
2008 - B	14.39	0.09	(2.78)	(2.69)	(0.08)	(0.46)	(0.54)
2008 - C	14.40	0.09	(2.78)	(2.69)	(0.09)	(0.46)	(0.55)
2008 - Institutional	14.51	0.23	(2.80)	(2.57)	(0.24)	(0.46)	(0.70)
2008 - Service	14.56	0.17	(2.82)	(2.65)	(0.17)	(0.46)	(0.63)
2008 - IR (Commenced November 30, 2007)	13.89	0.15	(2.18)	(2.03)	(0.17)	(0.46)	(0.63)
2008 - R (Commenced November 30, 2007)	13.89	0.11	(2.17)	(2.06)	(0.14)	(0.46)	(0.60)

2007 - A	13.99	0.18	1.06	1.24	(0.17)	(0.55)	(0.72)
2007 - B	13.88	0.07	1.04	1.11	(0.05)	(0.55)	(0.60)
2007 - C	13.90	0.07	1.04	1.11	(0.06)	(0.55)	(0.61)
2007 - Institutional	14.00	0.24	1.04	1.28	(0.22)	(0.55)	(0.77)
2007 - Service	14.06	0.17	1.05	1.22	(0.17)	(0.55)	(0.72)

2006 - A	12.69	0.17	1.51	1.68	(0.14)	(0.24)	(0.38)
2006 - B	12.59	0.07	1.49	1.56	(0.03)	(0.24)	(0.27)
2006 - C	12.60	0.07	1.50	1.57	(0.03)	(0.24)	(0.27)
2006 - Institutional	12.69	0.23	1.50	1.73	(0.18)	(0.24)	(0.42)
2006 - Service	12.73	0.17	1.50	1.67	(0.10)	(0.24)	(0.34)

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	The portfolio turnover rate previously reported has been revised to exclude the effect of short-term investments in a collateral management vehicle.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.47	14.09%	$140,737	0.94%		1.10%		1.45%		41%
9.42	13.27	2,428	1.69		1.85		0.70		41
9.40	13.22	11,940	1.69		1.85		0.68		41
9.46	14.59	362,324	0.54		0.70		1.86		41
9.51	14.05	6,601	1.04		1.20		1.33		41
9.45	14.31	16	0.69		0.85		1.64		41
9.45	13.74	47	1.19		1.35		1.15		41

8.42	0.37	247,183	0.95		1.10		2.28		130	(c)
8.37	(0.42)	3,290	1.70		1.85		1.58		130	(c)
8.36	(0.36)	13,110	1.70		1.85		1.47		130	(c)
8.41	0.67	712,253	0.55		0.70		2.65		130	(c)
8.45	0.28	7,364	1.05		1.20		2.10		130	(c)
8.41	0.65	10	0.70		0.85		2.30		130	(c)
8.41	0.26	36	1.20		1.35		1.45		130	(c)

8.60	(23.14)	310,622	0.95	(d)	1.10	(d)	1.59	(d)	24
8.54	(23.21)	5,170	1.70	(d)	1.85	(d)	0.87	(d)	24
8.54	(23.29)	14,029	1.70	(d)	1.85	(d)	0.86	(d)	24
8.59	(23.05)	851,132	0.55	(d)	0.70	(d)	2.02	(d)	24
8.63	(23.16)	7,193	1.05	(d)	1.20	(d)	1.50	(d)	24
8.59	(23.10)	7	0.70	(d)	0.85	(d)	1.81	(d)	24
8.59	(23.21)	6	1.20	(d)	1.35	(d)	1.33	(d)	24

11.24	(18.65)	398,881	0.95		1.05		1.41		130
11.16	(19.22)	7,306	1.70		1.80		0.67		130
11.16	(19.21)	18,614	1.70		1.80		0.67		130
11.24	(18.30)	1,027,705	0.55		0.65		1.82		130
11.28	(18.73)	8,994	1.05		1.15		1.31		130
11.23	(15.18)	8	0.70	(d)	0.80	(d)	1.70	(d)	130
11.23	(15.44)	8	1.20	(d)	1.30	(d)	1.26	(d)	130

14.51	8.90	640,535	0.95		1.04		1.23		119
14.39	8.03	16,587	1.70		1.79		0.46		119
14.40	7.99	25,946	1.70		1.79		0.47		119
14.51	9.24	1,444,839	0.55		0.64		1.64		119
14.56	8.70	14,237	1.05		1.14		1.14		119

13.99	13.43	438,245	0.99		1.10		1.31		127
13.88	12.56	19,200	1.75		1.84		0.49		127
13.90	12.66	22,768	1.75		1.84		0.51		127
14.00	13.92	715,191	0.59		0.69		1.69		127
14.06	13.35	1,697	1.11		1.20		1.28		127

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2010 - A	$8.45	$0.04	(c)	$2.50	$2.54	$(0.07)	$—	$(0.07)
2010 - B	7.59	(0.03	)(c)	2.25	2.22	(0.01)	—	(0.01)
2010 - C	7.62	(0.03	)(c)	2.26	2.23	(0.03)	—	(0.03)
2010 - Institutional	8.78	0.09	(c)	2.57	2.66	(0.10)	—	(0.10)
2010 - Service	8.37	0.03	(c)	2.48	2.51	(0.06)	—	(0.06)
2010 - IR	8.42	0.06	(c)	2.49	2.55	(0.10)	—	(0.10)
2010 - R	8.41	(0.01	)(c)	2.51	2.50	(0.05)	—	(0.05)

2009 - A	7.98	0.04		0.48	0.52	(0.05)	—	(0.05)
2009 - B	7.16	(0.01)		0.44	0.43	—	—	—
2009 - C	7.19	(0.01)		0.44	0.43	—	—	—
2009 - Institutional	8.30	0.07		0.51	0.58	(0.10)	—	(0.10)
2009 - Service	7.85	0.04		0.48	0.52	—	—	—
2009 - IR	7.96	0.04		0.50	0.54	(0.08)	—	(0.08)
2009 - R	7.93	(0.01)		0.53	0.52	(0.04)	—	(0.04)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	11.00	0.02		(3.04)	(3.02)	—	—	—
2008 - B	9.89	—	(e)	(2.73)	(2.73)	—	—	—
2008 - C	9.94	—	(e)	(2.75)	(2.75)	—	—	—
2008 - Institutional	11.45	0.02		(3.17)	(3.15)	—	—	—
2008 - Service	10.84	0.01		(3.00)	(2.99)	—	—	—
2008 - IR	10.98	0.02		(3.04)	(3.02)	—	—	—
2008 - R	10.95	0.01		(3.03)	(3.02)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	12.89	0.01		(1.23)	(1.22)	(0.01)	(0.66)	(0.67)
2008 - B	11.74	(0.06)		(1.13)	(1.19)	—	(0.66)	(0.66)
2008 - C	11.79	(0.06)		(1.13)	(1.19)	—	(0.66)	(0.66)
2008 - Institutional	13.37	0.06		(1.27)	(1.21)	(0.05)	(0.66)	(0.71)
2008 - Service	12.72	0.01		(1.23)	(1.22)	—	(0.66)	(0.66)
2008 - IR (Commenced November 30, 2007)	12.16	0.03		(0.50)	(0.47)	(0.05)	(0.66)	(0.71)
2008 - R (Commenced November 30, 2007)	12.16	(0.01)		(0.49)	(0.50)	(0.05)	(0.66)	(0.71)

2007 - A	13.76	0.04		(0.06)	(0.02)	(0.01)	(0.84)	(0.85)
2007 - B	12.69	(0.06)		(0.05)	(0.11)	—	(0.84)	(0.84)
2007 - C	12.74	(0.06)		(0.05)	(0.11)	—	(0.84)	(0.84)
2007 - Institutional	14.23	0.10		(0.06)	0.04	(0.06)	(0.84)	(0.90)
2007 - Service	13.59	0.02		(0.05)	(0.03)	—	(0.84)	(0.84)

2006 - A	14.55	—	(e)	0.35	0.35	—	(1.14)	(1.14)
2006 - B	13.60	(0.10)		0.33	0.23	—	(1.14)	(1.14)
2006 - C	13.64	(0.10)		0.34	0.24	—	(1.14)	(1.14)
2006 - Institutional	14.95	0.06		0.36	0.42	—	(1.14)	(1.14)
2006 - Service	14.40	(0.01)		0.34	0.33	—	(1.14)	(1.14)

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.06 per share and 0.56% of average net assets.

(d)	The portfolio turnover rate previously reported has been revised to exclude the effect of short-term investments in a collateral management vehicle.

(e)	Amount is less than $0.005 per share.

(f)	Annualized.

(g)	Amount is less than 0.005% per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$10.92	30.23%	$104,435	1.25%		1.39%		0.43	%(c)	70%
9.80	29.27	2,101	2.00		2.14		(0.31	)(c)	70
9.82	29.29	13,788	2.00		2.14		(0.37	)(c)	70
11.34	30.76	240,597	0.85		0.99		0.88	(c)	70
10.82	30.16	1,431	1.35		1.49		0.33	(c)	70
10.87	30.55	35	1.00		1.14		0.63	(c)	70
10.86	29.90	184	1.50		1.64		(0.11	)(c)	70

8.45	6.70	130,439	1.25		1.40		0.61		167	(d)
7.59	6.01	2,737	2.00		2.15		(0.11)		167	(d)
7.62	5.98	11,226	2.00		2.15		(0.18)		167	(d)
8.78	7.13	349,989	0.85		1.00		0.96		167	(d)
8.37	6.62	1,588	1.35		1.50		0.53		167	(d)
8.42	7.09	25	1.00		1.15		0.52		167	(d)
8.41	6.61	21	1.50		1.65		(0.10)		167	(d)

7.98	(27.45)	162,243	1.25	(f)	1.46	(f)	0.76	(f)	31
7.16	(27.60)	3,806	2.00	(f)	2.21	(f)	0.01	(f)	31
7.19	(27.67)	11,262	2.00	(f)	2.21	(f)	0.01	(f)	31
8.30	(27.51)	419,179	0.85	(f)	1.06	(f)	1.16	(f)	31
7.85	(27.58)	2,121	1.35	(f)	1.56	(f)	0.66	(f)	31
7.96	(27.50)	7	1.00	(f)	1.21	(f)	0.99	(f)	31
7.93	(27.58)	7	1.50	(f)	1.71	(f)	0.54	(f)	31

11.00	(9.73)	211,930	1.25		1.36		0.12		160
9.89	(10.39)	5,807	2.00		2.11		(0.57)		160
9.94	(10.35)	16,250	2.00		2.11		(0.60)		160
11.45	(9.29)	547,109	0.85		0.96		0.54		160
10.84	(9.80)	2,904	1.35		1.46		0.12		160
10.98	(4.14)	10	1.00	(f)	1.11	(f)	0.36	(f)	160
10.95	(4.40)	10	1.50	(f)	1.61	(f)	(0.07	)(f)	160

12.89	(0.76)	208,875	1.26		1.34		0.24		154
11.74	(1.52)	10,875	2.01		2.09		(0.51)		154
11.79	(1.44)	21,631	2.01		2.09		(0.51)		154
13.37	(0.32)	575,499	0.86		0.94		0.64		154
12.72	(0.80)	26,406	1.36		1.44		0.14		154

13.76	2.42	185,508	1.27		1.37		—	(g)	151
12.69	1.66	16,197	2.02		2.11		(0.75)		151
12.74	1.65	25,899	2.02		2.11		(0.75)		151
14.23	2.77	504,101	0.87		0.97		0.40		151
13.59	2.30	29,501	1.37		1.46		(0.09)		151

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2010 - A	$14.23	$0.01	(c)	$4.30	$4.31	$(0.05)	$—	$(0.05)
2010 - B	12.35	(0.09	)(c)	3.72	3.63	—	—	—
2010 - C	12.45	(0.10	)(c)	3.76	3.66	—	—	—
2010 - Institutional	15.67	0.07	(c)	4.74	4.81	(0.10)	—	(0.10)
2010 - IR	14.30	0.04	(c)	4.33	4.37	(0.09)	—	(0.09)
2010 - R	14.15	(0.03	)(c)	4.27	4.24	(0.06)	—	(0.06)

2009 - A	12.66	(0.01)		1.58	1.57	—	—	—
2009 - B	11.07	(0.08)		1.36	1.28	—	—	—
2009 - C	11.16	(0.09)		1.38	1.29	—	—	—
2009 - Institutional	13.88	0.04		1.75	1.79	—	—	—
2009 - IR	12.68	0.03		1.59	1.62	—	—	—
2009 - R	12.63	(0.06)		1.58	1.52	—	—	—

2008 - A	36.25	(0.05)		(9.43)	(9.48)	—	(14.11)	(14.11)
2008 - B	33.77	(0.17)		(8.42)	(8.59)	—	(14.11)	(14.11)
2008 - C	33.92	(0.17)		(8.48)	(8.65)	—	(14.11)	(14.11)
2008 - Institutional	38.18	0.02		(10.21)	(10.19)	—	(14.11)	(14.11)
2008 - IR (Commenced November 30, 2007)	33.22	(0.01)		(6.42)	(6.43)	—	(14.11)	(14.11)
2008 - R (Commenced November 30, 2007)	33.22	(0.08)		(6.40)	(6.48)	—	(14.11)	(14.11)

2007 - A	32.78	(0.27)		5.59	5.32	—	(1.85)	(1.85)
2007 - B	30.83	(0.46)		5.25	4.79	—	(1.85)	(1.85)
2007 - C	30.96	(0.46)		5.27	4.81	—	(1.85)	(1.85)
2007 - Institutional	34.28	(0.12)		5.87	5.75	—	(1.85)	(1.85)

2006 - A	28.23	(0.38)		6.64	6.26	—	(1.71)	(1.71)
2006 - B	26.79	(0.52)		6.27	5.75	—	(1.71)	(1.71)
2006 - C	26.89	(0.52)		6.30	5.78	—	(1.71)	(1.71)
2006 - Institutional	29.32	(0.26)		6.93	6.67	—	(1.71)	(1.71)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.10 per share and 0.63% of average net assets.

(d)	The portfolio turnover rate previously reported has been revised to exclude the effect of short-term investments in a collateral management vehicle.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

									Ratio of		Ratio of
		Net assets,	Ratio of		Ratio of		Ratio of		net investment		net investment
Net asset		end of	net expenses		net expenses		total expenses		income (loss)		income (loss)		Portfolio
value, end	Total	year	to average		(not including fees		to average		to average		(not including fees		turnover
of year	return(b)	(in 000s)	net assets		paid indirectly)		net assets		net assets		paid indirectly)		rate

$18.49	30.38%	$22,598	1.25%		1.25%		2.09%		0.03	%(c)	0.03	%(c)	100%
15.98	29.39	6,395	2.00		2.00		2.84		(0.65	)(c)	(0.65	)(c)	100
16.11	29.40	5,263	2.00		2.00		2.84		(0.70	)(c)	(0.70	)(c)	100
20.38	30.87	5,649	0.85		0.85		1.69		0.39	(c)	0.39	(c)	100
18.58	30.66	10	1.00		1.00		1.84		0.26	(c)	0.26	(c)	100
18.33	30.07	47	1.50		1.50		2.34		(0.21	)(c)	(0.21	)(c)	100

14.23	12.40	19,090	1.25		1.25		2.44		(0.06)		(0.06)		205	(d)
12.35	11.56	7,608	2.00		2.00		3.19		(0.78)		(0.78)		205	(d)
12.45	11.56	4,793	2.00		2.00		3.19		(0.82)		(0.82)		205	(d)
15.67	12.90	4,026	0.85		0.85		2.04		0.31		0.31		205	(d)
14.30	12.78	7	1.00		1.00		2.19		0.18		0.18		205	(d)
14.15	12.03	42	1.50		1.50		2.69		(0.44)		(0.44)		205	(d)

12.66	(39.66)	19,402	1.25		1.25		2.00		(0.32)		(0.32)		182
11.07	(40.12)	10,176	2.00		2.00		2.75		(1.07)		(1.07)		182
11.16	(40.12)	4,918	2.00		2.00		2.75		(1.07)		(1.07)		182
13.88	(39.44)	3,662	0.85		0.85		1.60		(0.12)		(0.12)		182
12.68	(34.14)	7	1.00	(e)	1.00	(e)	1.75	(e)	(0.06	)(e)	(0.06	)(e)	182
12.63	(34.40)	7	1.50	(e)	1.50	(e)	2.25	(e)	(0.40	)(e)	(0.40	)(e)	182

36.25	17.04	45,070	1.25		1.51		2.17		(0.79)		(1.05)		154
33.77	16.32	26,184	1.87		2.13		2.78		(1.40)		(1.67)		154
33.92	16.32	11,911	1.87		2.13		2.78		(1.40)		(1.67)		154
38.18	17.53	15,686	0.79		1.10		1.74		(0.33)		(0.63)		154

32.78	23.15	47,721	1.60		1.65		2.18		(1.25)		(1.30)		60
30.83	22.40	30,515	2.15		2.20		2.73		(1.80)		(1.85)		60
30.96	22.48	13,294	2.15		2.20		2.73		(1.80)		(1.85)		60
34.28	23.71	19,037	1.15		1.20		1.73		(0.80)		(0.85)		60

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,*

2010 - A	$18.78	$0.16	(c)	$5.34	$5.50	$(0.18)	$—	$(0.18)
2010 - B	13.24	—	(c)(d)	3.75	3.75	(0.12)	—	(0.12)
2010 - C	14.94	—	(c)(d)	4.24	4.24	(0.12)	—	(0.12)
2010 - Institutional	23.11	0.30	(c)	6.59	6.89	(0.20)	—	(0.20)
2010 - IR	18.78	0.22	(c)	5.34	5.56	(0.19)	—	(0.19)
2010 - R	18.74	0.10	(c)	5.33	5.43	(0.18)	—	(0.18)

2009 - A	18.62	0.18		0.25	0.43	(0.27)	—	(0.27)
2009 - B	13.16	0.05		0.19	0.24	(0.16)	—	(0.16)
2009 - C	14.84	0.05		0.18	0.23	(0.13)	—	(0.13)
2009 - Institutional	22.89	0.31		0.28	0.59	(0.37)	—	(0.37)
2009 - IR	18.69	0.22		0.21	0.43	(0.34)	—	(0.34)
2009 - R	18.62	0.12		0.23	0.35	(0.23)	—	(0.23)

2008 - A	89.04	0.14		(14.42)	(14.28)	—	(56.14)	(56.14)
2008 - B	81.13	(0.07)		(11.76)	(11.83)	—	(56.14)	(56.14)
2008 - C	83.58	—	(d)	(12.60)	(12.60)	—	(56.14)	(56.14)
2008 - Institutional	95.27	0.42		(16.66)	(16.24)	—	(56.14)	(56.14)
2008 - IR (Commenced November 30, 2007)	81.41	0.21		(6.79)	(6.58)	—	(56.14)	(56.14)
2008 - R (Commenced November 30, 2007)	81.41	0.14		(6.79)	(6.65)	—	(56.14)	(56.14)

2007 - A	92.33	(0.35)		7.42	7.07	(0.21)	(10.15)	(10.36)
2007 - B	85.26	(0.84)		6.86	6.02	—	(10.15)	(10.15)
2007 - C	87.57	(0.84)		7.00	6.16	—	(10.15)	(10.15)
2007 - Institutional	98.14	—	(d)	7.98	7.98	(0.70)	(10.15)	(10.85)

2006 - A	80.43	0.35		14.70	15.05	—	(3.15)	(3.15)
2006 - B	74.90	(0.14)		13.65	13.51	—	(3.15)	(3.15)
2006 - C	76.86	(0.14)		14.00	13.86	—	(3.15)	(3.15)
2006 - Institutional	84.91	0.77		15.61	16.38	—	(3.15)	(3.15)

*	All per share amounts representing data prior to February 9, 2009 have been restated to reflect a 7 for 1 reverse stock split which occurred on that date.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.06 and 0.33% of average net assets.

(d)	Amount is less than $0.005 per share.

(e)	The portfolio turnover rate previously reported has been revised to exclude the effect of short-term investments in a collateral management vehicle.

(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

									Ratio of		Ratio of
		Net assets,	Ratio of		Ratio of		Ratio of		net investment		net investment
Net asset		end of	net expenses		net expenses		total expenses		income (loss)		income (loss)		Portfolio
value, end	Total	year	to average		(not including fees		to average		to average		(not including fees		turnover
of year	return(b)	(in 000s)	net assets		paid indirectly)		net assets		net assets		paid indirectly)		rate

$24.10	29.47%	$95,864	1.25%		1.25%		1.55%		0.72	%(c)	0.72	%(c)	85%
16.87	28.54	20,172	2.00		2.00		2.30		0.01	(c)	0.01	(c)	85
19.06	28.54	21,671	2.00		2.00		2.30		(0.02	)(c)	(0.02	)(c)	85
29.80	30.03	2,462	0.85		0.85		1.15		1.10	(c)	1.10	(c)	85
24.15	29.83	28	1.00		1.00		1.30		0.99	(c)	0.99	(c)	85
23.99	29.17	120	1.50		1.50		1.80		0.45	(c)	0.45	(c)	85

18.78	2.64	79,873	1.25		1.25		1.69		1.11		1.11		184	(e)
13.24	2.27	27,689	2.00		2.00		2.44		0.42		0.42		184	(e)
14.94	1.61	20,883	2.00		2.00		2.44		0.38		0.38		184	(e)
23.11	2.97	1,244	0.85		0.85		1.29		1.55		1.55		184	(e)
18.78	2.43	7	1.00		1.00		1.44		1.34		1.34		184	(e)
18.74	2.17	79	1.50		1.50		1.94		0.68		0.68		184	(e)

18.62	(33.48)	85,992	1.25		1.25		1.53		0.71		0.71		147
13.16	(34.04)	43,039	2.00		2.00		2.28		(0.05)		(0.05)		147
14.84	(33.89)	26,503	2.00		2.00		2.28		(0.05)		(0.05)		147
22.89	(33.07)	1,599	0.85		0.85		1.13		1.05		1.05		147
18.69	(27.00)	7	1.00	(f)	1.00	(f)	1.28	(f)	1.03	(f)	1.03	(f)	147
18.62	(27.27)	7	1.50	(f)	1.50	(f)	1.78	(f)	0.60	(f)	0.60	(f)	147

89.04	8.15	213,172	1.20		1.49		1.58		(0.40)		(0.69)		97
81.13	7.45	117,553	1.82		2.10		2.19		(1.03)		(1.31)		97
83.58	7.41	70,151	1.82		2.10		2.19		(1.01)		(1.29)		97
95.27	8.57	16,005	0.73		1.07		1.14		(0.04)		(0.38)		97

92.33	19.38	264,595	1.59		1.60		1.60		0.38		0.37		4
85.26	18.73	175,297	2.14		2.15		2.15		(0.15)		(0.16)		4
87.57	18.71	92,123	2.14		2.15		2.15		(0.16)		(0.17)		4
98.14	19.94	25,954	1.14		1.15		1.15		0.82		0.82		4

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2010 - A	$19.75	$0.24		$2.63	$2.87	$(0.30)	$—	$(0.30)
2010 - B	18.43	0.08		2.44	2.52	(0.13)	—	(0.13)
2010 - C	18.21	0.07		2.44	2.51	(0.18)	—	(0.18)
2010 - Institutional	20.25	0.33		2.69	3.02	(0.38)	—	(0.38)
2010 - Service	19.66	0.23		2.60	2.83	(0.24)	—	(0.24)
2010 - IR	19.65	0.29		2.63	2.92	(0.36)	—	(0.36)
2010 - R	19.63	0.18		2.61	2.79	(0.31)	—	(0.31)

2009 - A	19.02	0.31		0.87	1.18	(0.38)	(0.07)	(0.45)
2009 - B	17.63	0.18		0.82	1.00	(0.13)	(0.07)	(0.20)
2009 - C	17.50	0.16		0.82	0.98	(0.20)	(0.07)	(0.27)
2009 - Institutional	19.52	0.38		0.91	1.29	(0.49)	(0.07)	(0.56)
2009 - Service	18.84	0.29		0.88	1.17	(0.28)	(0.07)	(0.35)
2009 - IR	18.96	0.34		0.87	1.21	(0.45)	(0.07)	(0.52)
2009 - R	18.89	0.16		0.98	1.14	(0.33)	(0.07)	(0.40)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	24.97	0.04		(5.99)	(5.95)	—	—	—
2008 - B	23.18	0.02		(5.57)	(5.55)	—	—	—
2008 - C	23.01	0.02		(5.53)	(5.51)	—	—	—
2008 - Institutional	25.61	0.06		(6.15)	(6.09)	—	—	—
2008 - Service	24.74	0.04		(5.94)	(5.90)	—	—	—
2008 - IR	24.88	0.05		(5.97)	(5.92)	—	—	—
2008 - R	24.81	0.04		(5.96)	(5.92)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	33.30	0.29		(4.86)	(4.57)	(0.34)	(3.42)	(3.76)
2008 - B	31.17	0.08		(4.54)	(4.46)	(0.11)	(3.42)	(3.53)
2008 - C	31.01	0.07		(4.49)	(4.42)	(0.16)	(3.42)	(3.58)
2008 - Institutional	34.07	0.42		(4.98)	(4.56)	(0.48)	(3.42)	(3.90)
2008 - Service	32.98	0.26		(4.80)	(4.54)	(0.28)	(3.42)	(3.70)
2008 - IR (Commenced November 30, 2007)	33.02	0.26		(4.49)	(4.23)	(0.49)	(3.42)	(3.91)
2008 - R (Commenced November 30, 2007)	33.02	0.17		(4.48)	(4.31)	(0.48)	(3.42)	(3.90)

2007 - A	31.79	0.28		2.61	2.89	(0.27)	(1.11)	(1.38)
2007 - B	29.92	0.03		2.45	2.48	(0.12)	(1.11)	(1.23)
2007 - C	29.78	0.02		2.45	2.47	(0.13)	(1.11)	(1.24)
2007 - Institutional	32.48	0.42		2.66	3.08	(0.38)	(1.11)	(1.49)
2007 - Service	31.50	0.24		2.59	2.83	(0.24)	(1.11)	(1.35)

2006 - A	29.13	0.24		2.53	2.77	(0.11)	—	(0.11)
2006 - B	27.52	—	(e)	2.40	2.40	—	—	—
2006 - C	27.39	0.01		2.38	2.39	—	—	—
2006 - Institutional	29.72	0.38		2.56	2.94	(0.18)	—	(0.18)
2006 - Service	28.88	0.21		2.50	2.71	(0.09)	—	(0.09)

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	The portfolio turnover rate previously reported has been revised to exclude the effect of short-term investments in a collateral management vehicle.

(d)	Annualized.

(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$22.32	14.67%	$301,843	0.95%		1.18%		1.12%		47%
20.82	13.76	18,663	1.70		1.93		0.39		47
20.54	13.84	34,942	1.70		1.93		0.37		47
22.89	15.10	115,177	0.55		0.78		1.54		47
22.25	14.50	1,273	1.05		1.28		1.10		47
22.21	15.00	8	0.70		0.93		1.37		47
22.11	14.35	48	1.20		1.43		0.88		47

19.75	6.57	328,575	0.95		1.19		1.75		136	(c)
18.43	5.83	25,269	1.70		1.94		1.14		136	(c)
18.21	5.82	37,716	1.70		1.94		0.99		136	(c)
20.25	7.04	153,872	0.55		0.79		2.14		136	(c)
19.66	6.50	2,117	1.05		1.29		1.68		136	(c)
19.65	6.83	7	0.70		0.94		1.93		136	(c)
19.63	6.39	50	1.20		1.44		0.89		136	(c)

19.02	(23.83)	384,949	0.95	(d)	1.22	(d)	1.16	(d)	27
17.63	(23.94)	47,671	1.70	(d)	1.97	(d)	0.46	(d)	27
17.50	(23.95)	42,816	1.70	(d)	1.97	(d)	0.41	(d)	27
19.52	(23.78)	177,704	0.55	(d)	0.82	(d)	1.57	(d)	27
18.84	(23.85)	2,949	1.05	(d)	1.32	(d)	1.05	(d)	27
18.96	(23.79)	6	0.70	(d)	0.97	(d)	1.48	(d)	27
18.89	(23.86)	6	1.20	(d)	1.47	(d)	0.99	(d)	27

24.97	(15.39)	530,590	0.95		1.13		1.03		96
23.18	(16.04)	77,406	1.70		1.88		0.28		96
23.01	(16.01)	58,873	1.70		1.88		0.28		96
25.61	(15.09)	253,353	0.55		0.73		1.40		96
24.74	(15.43)	3,908	1.05		1.23		0.91		96
24.88	(14.61)	9	0.70	(d)	0.88	(d)	1.30	(d)	96
24.81	(14.89)	9	1.20	(d)	1.38	(d)	0.85	(d)	96

33.30	9.11	863,259	0.95		1.10		0.82		119
31.17	8.27	154,414	1.70		1.85		0.09		119
31.01	8.27	100,803	1.70		1.85		0.07		119
34.07	9.56	594,020	0.55		0.70		1.22		119
32.98	9.01	15,884	1.05		1.20		0.72		119

31.79	9.51	611,999	0.99		1.15		0.79		129
29.92	8.72	78,110	1.75		1.90		0.01		129
29.78	8.73	36,628	1.75		1.90		0.03		129
32.48	9.97	644,250	0.59		0.75		1.22		129
31.50	9.39	13,019	1.09		1.25		0.70		129

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Structured Domestic Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Balanced Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Structured Small Cap Value Fund and Goldman Sachs Structured U.S. Equity Fund (collectively the “Structured Domestic Equity Funds”), portfolios of Goldman Sachs Trust, at October 31, 2010, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Structured Domestic Equity Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 21, 2010

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2010 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Fund				Structured Large Cap Growth Fund				Structured Large Cap Value Fund				Structured Small Cap Equity Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	5/1/10	10/31/10		10/31/10*	5/1/10	10/31/10		10/31/10*	5/1/10	10/31/10		10/31/10*	5/1/10	10/31/10		10/31/10*
Class A
Actual	$1,000.00	$1,031.40		$5.39	$1,000.00	$1,004.40		$4.82	$1,000.00	$967.10		$4.66	$1,000.00	$990.00		$6.29
Hypothetical 5% return	1,000.00	1,019.90	+	5.36	1,000.00	1,020.40	+	4.86	1,000.00	1,020.47	+	4.78	1,000.00	1,018.88	+	6.38

Class B
Actual	1,000.00	1,027.60		9.22	1,000.00	1,000.00		8.59	1,000.00	964.00		8.37	1,000.00	986.90		10.04
Hypothetical 5% return	1,000.00	1,016.12	+	9.16	1,000.00	1,016.62	+	8.67	1,000.00	1,016.68	+	8.59	1,000.00	1,015.11	+	10.18

Class C
Actual	1,000.00	1,027.90		9.22	1,000.00	1,000.00		8.59	1,000.00	963.20		8.37	1,000.00	986.90		10.04
Hypothetical 5% return	1,000.00	1,016.12	+	9.16	1,000.00	1,016.62	+	8.67	1,000.00	1,016.68	+	8.59	1,000.00	1,015.11	+	10.18

Institutional
Actual	1,000.00	1,033.60		3.35	1,000.00	1,005.90		2.80	1,000.00	968.20		2.68	1,000.00	992.10		4.29
Hypothetical 5% return	1,000.00	1,021.91	+	3.33	1,000.00	1,022.41	+	2.82	1,000.00	1,022.48	+	2.75	1,000.00	1,020.90	+	4.35

Service
Actual	N/A	N/A		N/A	1,000.00	1,003.50		5.32	1,000.00	966.70		5.15	1,000.00	989.90		6.80
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.90	+	5.36	1,000.00	1,019.97	+	5.29	1,000.00	1,018.37	+	6.90

Class IR(a)
Actual	1,000.00	1,077.70		1.39	1,000.00	1,005.30		3.59	1,000.00	967.50		3.41	1,000.00	991.80		5.04
Hypothetical 5% return	1,000.00	1,007.02	+	1.34	1,000.00	1,021.68	+	3.62	1,000.00	1,021.74	+	3.50	1,000.00	1,020.14	+	5.12

Class R
Actual	N/A	N/A		N/A	1,000.00	1,002.60		6.06	1,000.00	965.90		5.89	1,000.00	989.10		7.55
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.15	+	6.11	1,000.00	1,019.21	+	6.05	1,000.00	1,017.63	+	7.65

(a)	Commenced operations on August 31, 2010 for the Balanced Fund.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR(a)	Class R

Balanced	1.05%	1.80%	1.80%	0.65%	N/A	0.80%	N/A
Structured Large Cap Growth	0.95	1.70	1.70	0.55	1.05%	0.70	1.20%
Structured Large Cap Value	0.94	1.69	1.69	0.54	1.04	0.69	1.19
Structured Small Cap Equity	1.25	2.00	2.00	0.85	1.35	1.00	1.50

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2010 (Unaudited) (continued)

	Structured Small Cap Growth Fund				Structured Small Cap Value Fund				Structured U.S. Equity Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	5/1/10	10/31/10		10/31/10*	5/1/10	10/31/10		10/31/10*	5/1/10	10/31/10		10/31/10*
Class A
Actual	$1,000.00	$1,024.40		$6.40	$1,000.00	$966.30		$6.22	$1000.00	$990.20		$4.79
Hypothetical 5% return	1,000.00	1,018.88	+	6.38	1,000.00	1,018.88	+	6.38	1,000.00	1,020.40	+	4.86

Class B
Actual	1,000.00	1,020.40		10.20	1,000.00	963.40		9.91	1,000.00	986.30		8.53
Hypothetical 5% return	1,000.00	1,015.11	+	10.18	1,000.00	1,015.11	+	10.18	1,000.00	1,016.62	+	8.67

Class C
Actual	1,000.00	1,020.30		10.20	1,000.00	962.60		9.91	1,000.00	987.00		8.53
Hypothetical 5% return	1,000.00	1,015.11	+	10.18	1,000.00	1,015.11	+	10.18	1,000.00	1,016.62	+	8.67

Institutional
Actual	1,000.00	1,026.70		4.36	1,000.00	968.80		4.25	1,000.00	992.20		2.78
Hypothetical 5% return	1,000.00	1,020.90	+	4.35	1,000.00	1,020.90	+	4.35	1,000.00	1,022.41	+	2.82

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	989.80		5.29
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.90	+	5.36

Class IR
Actual	1,000.00	1,026.00		5.14	1,000.00	967.90		5.04	1,000.00	992.00		3.63
Hypothetical 5% return	1,000.00	1,020.14	+	5.12	1,000.00	1,020.14	+	5.12	1,000.00	1,021.68	+	3.62

Class R
Actual	1,000.00	1,023.50		7.67	1,000.00	965.80		7.45	1,000.00	989.30		6.03
Hypothetical 5% return	1,000.00	1,017.63	+	7.65	1,000.00	1,017.63	+	7.65	1,000.00	1,019.15	+	6.11

(a)	Commenced operations on August 31, 2010 for the Balanced Fund.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR(a)	Class R

Structured Small Cap Growth	1.25%	2.00%	2.00%	0.85%	N/A	1.00%	1.50%
Structured Small Cap Value	1.25	2.00	2.00	0.85	N/A	1.00	1.50
Structured U.S. Equity	0.95	1.70	1.70	0.55	1.05%	0.70	1.20

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Balanced, Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, Goldman Sachs Structured Small Cap Equity, Goldman Sachs Structured Small Cap Growth, Goldman Sachs Structured Small Cap Value and Goldman Sachs Structured U.S. Equity Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2011 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2010 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year, since last approving the Management Agreement. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis and finance and strategy), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain fees and reimburse certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	potential economies of scale, if any, and the levels of breakpoints in the fees payable by the Funds under the Management Agreement;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	commission rates paid by the Funds and other portfolio trading related issues;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Funds and of the portfolio managers and related potential conflicts of interest; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity and Structured U.S. Equity Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. They noted that management had made certain personnel changes in an effort to improve the performance of the Funds. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. This information on each Fund’s investment performance relative to that of its peers was provided for the one-, three-, five- and ten-year periods ended December 31, 2009, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark(s). In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions (and with respect to the Balanced Fund’s fixed income portion, its credit and duration parameters). The Trustees considered whether each Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s Chief Investment Officer and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the Structured U.S. Equity Fund, Structured Large Cap Growth Fund, Structured Large Cap Value Fund and Structured Small Cap Equity Fund ranked in the bottom half of their respective peer groups over the three- and five-year periods ended December 31, 2009, but also considered the recent improvement of each of those Funds over the recent one- year and three-month time periods. They also observed that the Structured Small Cap Value Fund ranked in the bottom half of its peer group over the one-year period ended December 31, 2009, but noted the improvement of this Fund’s performance over the most recent three-month time period. The Trustees also noted that, in response to the recent market turmoil, the Investment Adviser implemented measures intended to improve Fund performance, including adjusting the Quantitative Investment Strategies (“QIS”) team’s investment process used to manage the Funds (which among other things included changes in trading strategies and enhancements to the models) and making certain changes to the QIS team’s personnel. The Trustees also recognized that these changes would need time to achieve their desired effects, and resolved to continue to monitor the Funds’ performance. The Trustees noted that they had expressed concern about the under performance relative to their respective peer groups and benchmarks of the Funds to senior management of the Investment Adviser and determined that the changes implemented by the Investment Adviser, and the Funds’ recent performance, including over the most recent three-month period, provided a basis for concluding that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year (three-year, in the case of Structured Small Cap Value and Structured Small Cap Growth Funds) history comparing each Fund’s expenses to the peer and category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of the management fee payable by each Fund. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2009 and 2008, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

		Structured	Structured	Structured	Structured	Structured	Structured
Average Daily	Balanced	Large Cap	Large Cap	Small Cap	Small Cap	Small Cap	U.S. Equity
Net Assets	Fund	Growth Fund	Value Fund	Equity Fund	Growth Fund	Value Fund	Fund

First $1 billion	0.65%	0.65%	0.60%	0.85%	0.85%	0.85%	0.65%
Next $1 billion	0.59	0.59	0.54	0.85	0.85	0.85	0.59
Next $3 billion	0.56	0.56	0.51	0.77	0.77	0.77	0.56
Next $3 billion	0.55	0.55	0.50	0.73	0.73	0.73	0.55
Over $8 billion	0.54	0.54	0.49	0.72	0.72	0.72	0.54

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit fees and other expenses to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned throughout the year by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the Investment Adviser’s ability to leverage relationships with the Funds’ third party service providers to attract more firmwide business. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Funds also benefited from their participation in the securities lending program.

Other Benefits to the Funds and Their Shareholders
The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2011.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				90	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Joseph P. LoRusso Age: 53	Trustee	Since 2010	President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)
Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	90	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2010.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of December 31, 2010, the Trust consisted of 77 portfolios, Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Structured Domestic Equity Funds — Tax Information (Unaudited)

For the fiscal year ended October 31, 2010, 64.25%, 100%, 100%, 100%, 100%, 100%, and 100% of the dividends paid from net investment company taxable income by the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, and Structured U.S. Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended October 31, 2010, 47.31%, 100%, 100%, 100%, 100%, 100% and 100% of the dividends paid from net investment company taxable income by the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, and Structured U.S. Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $700.8 billion in assets under management as of September 30, 2010 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2] Financial Square FundsSM
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime
Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury
Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund

Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund

Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund

Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund

Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper FundSM 4
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International
Tax-Managed Equity Fund
■ U.S. Equity Dividend and
Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small
Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets
Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International
Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

 Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

[4]	Effective July 31, 2010, the Goldman Sachs Tollkeeper Fund was renamed the Goldman Sachs Technology Tollkeeper Fund.

The Goldman Sachs Technology Tollkeeper FundSM and Financial Square FundsSM are registered service marks of Goldman, Sachs & Co.

TRUSTEES
Ashok N. Bakhru, Chairman
Donald C. Burke*
John P. Coblentz, Jr.
Diana M. Daniels
Joseph P. LoRusso*
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
*Effective August 19, 2010	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Copyright© 2010 Goldman, Sachs & Co.  All rights reserved.  45172. MF.TMPL STDOMARIO / 79.6K / 12-10

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2010	2009	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,967,675	$2,902,425	Financial Statement audits.

Audit-Related Fees:

• PwC	$112,017	$164,192	Other attest services. $17,800 represents fees borne by the Funds’ adviser in 2009 in relation to fees incurred as a result of fiscal year end changes.

Tax Fees:

• PwC	$773,417	$611,246	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. $28,275 and $145,994 represent fees borne by the Funds’ adviser in 2010 and 2009, respectively, in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2010	2009	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,312,000	$1,509,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended October 31, 2010 and October 31, 2009 were approximately $885,434 and $775,438 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2009 and December 31, 2008 were approximately $6.4 million and $5.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2009 and 2008 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 30, 2010

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 30, 2010